EXHIBIT 10.1.8

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT BOTH (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***].”

EIGHTH AMENDED AND RESTATED
CREDIT AGREEMENT

dated as of November 1, 2024

among

PAGE EIGHT FUNDING LLC

as Borrower,

CONSUMER PORTFOLIO SERVICES, INC.,

as Servicer,

THE LENDERS PARTY HERETO

and

CITIBANK, N.A.,

as Administrative Agent and Collateral Agent

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Table of Contents

(continued)

EXHIBIT A	—	FORM OF BORROWING BASE CERTIFICATE
EXHIBIT B	—	FORM OF BORROWING REQUEST
EXHIBIT C	—	FORM OF ADVANCE RATE CALCULATOR
EXHIBIT D	—	TIMING CURVE (for Projected CNL Matrix)
SCHEDULE I	—	LENDERS’ COMMITMENTS AND CALCULATION OF MAXIMUM LOAN BALANCES
SCHEDULE II	—	LITIGATION THRESHOLDS

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EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 1, 2024 (as amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is made among PAGE EIGHT FUNDING LLC, a Delaware limited liability company (the “Borrower”), CONSUMER PORTFOLIO SERVICES, INC., a California corporation (“CPS” or the “Servicer”), the LENDERS (as defined in Article I), CITIBANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, and as collateral agent (in such capacity, the “Collateral Agent”) for the Secured Parties, and amends and restates in its entirety the Seventh Amended and Restated Credit Agreement, dated as of July 15, 2022, as amended by that First Amendment to the Seventh Amended and Restated Credit Agreement, dated as of July 7, 2023, as further amended by that Second Amendment to the Seventh Amended and Restated Credit Agreement, dated as of July 11, 2024, (as further amended, supplemented, restated or otherwise modified from time to time, the “Existing Agreement”) among the foregoing parties. This Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing Agreement or evidence payment of all or any of such obligations and liabilities.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Existing Agreement, effective as of the Restatement Closing Date, is hereby amended and restated in its entirety, and the parties hereto hereby agree, as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01   Definitions. As used in this Agreement and unless the context requires a different meaning, capitalized terms used but not defined herein (including the preamble hereto) shall have the meanings specified below:

“Account Bank” means the financial institution at which the Pledged Accounts are held.

“Account Bank Fee” means the fee for the Account Bank entitled “monthly trustee administration fee” set forth in the Fee Schedule.

“Accountants’ Report” means the report of Independent Accountants described in Section 4.11 of the Sale and Servicing Agreement.

“Accrual Period” means a calendar month; provided that the initial Accrual Period for the Loans shall be the period from and including the day after the Cutoff Date for the initial Funding Date to and including May 31, 2012; and provided, further, that any calculation, test or other determination required to be made under any Loan Document with respect to an Accrual Period shall be made (i) if the date of such calculation, test or other determination is prior to the Determination Date of any Settlement Date, then such calculation, test or other determination shall be performed in respect of the second Accrual Period prior to the month in which such Settlement Date occurs, and (ii) if the date of such calculation, test or other determination is on or after the Determination Date of any Settlement Date, then such calculation, test or other determination shall be performed in respect of the Accrual Period immediately prior to the month in which such Settlement Date occurs.

“Addition Notice” means, with respect to any transfer of Receivables to the Purchaser pursuant to Section 2.1 of the Sale and Servicing Agreement, notice of the Seller’s election to transfer Receivables to the Purchaser, such notice to designate the related Funding Date and the Aggregate Principal Balance of Receivables to be transferred on such Funding Date, substantially in the form of Exhibit G to the Sale and Servicing Agreement.

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“Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (i) Term SOFR for such calculation plus (ii) the Term SOFR Adjustment.

“Administrative Agent” means Citibank, N.A., and its successors and assigns in such capacity.

“Advance Rate Calculator” means an excel-based cashflow engine labeled as the “Advance Rate Calculator” that has been developed by the Administrative Agent and delivered to the Borrower in electronic form and attached hereto by reference as Exhibit C, as such cashflow engine may be updated and amended from time to time with respect to the then-current (i) Benchmark, (ii) replines based on the underlying Eligible Receivables as of the applicable Settlement Date or borrowing determination date, and (iii) on each Settlement Date the updated Projected CNL Matrix and Effective Loss Matrix; provided that any descriptions of the process by which outputs are generated by the Advance Rate Calculator set forth herein or in any document or record delivered in connection herewith (whether prior to, on, or after the date hereof) are for explanatory purposes only, and if any such description of a process or calculation to be performed by the Advance Rate Calculator conflicts with the Advance Rate Calculator, then the Advance Rate Calculator shall be controlling.

“Affiliate” of any Person means any Person who directly or indirectly controls, is controlled by, or is under direct or indirect common control with such Person. For purposes of this definition, the term “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling”, “controlled by” and “under common control with” have meanings correlative to the foregoing. In addition, for purposes of this definition, any fund or investment vehicle, whether existing as of the Restatement Closing Date or thereafter formed, which is managed by any Person, shall be deemed to be an “Affiliate” of such Person. Furthermore, for purposes of this definition, none of (i) Citigroup Inc. and any of its Subsidiaries or (ii) Charles E. Bradley, Jr. shall be deemed to be an “Affiliate” of CPS or any of its Subsidiaries.

“Aggregate Principal Balance” means, with respect to any date of determination and with respect to the Receivables, the Eligible Receivables or any specified portion thereof, as the case may be, the sum of the Principal Balances for all Receivables, the Eligible Receivables or any specified portion thereof, as the case may be (other than (i) any Receivable that became a Liquidated Receivable prior to such date of determination and (ii) any Receivable that became a Purchased Receivable prior to such date of determination) as of the date of determination.

“Aggregate Purchase Price Percentage” means, as of any date of determination, with respect to the Receivables, the Eligible Receivables or any specified portion thereof, a percentage obtained by dividing (i) the Aggregate Principal Balance of such Receivables at the time of acquisition by the Seller less the aggregate Net Acquisition Fees for such Receivables by (ii) the Aggregate Principal Balance of such Receivables at the time of acquisition by the Seller.

“Alternate Lender” shall mean a Lender other than a Conduit Lender.

“Amount Financed” means, with respect to a Receivable, the aggregate amount advanced under such Receivable toward the purchase price of the Financed Vehicle and any related costs, including amounts advanced in respect of accessories, insurance premiums, service and warranty contracts, other items customarily financed as part of a Contract, and related costs.

“Ancillary Fees” means, with respect to a Receivable, any late fees, NSF fees, prepayment charges, extension fees or administrative fees paid by the Obligor under such Contract.

“Annual Percentage Rate” or “APR” of a Receivable means the annual percentage rate of finance charges or service charges, as stated in the related Contract.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Commitments represented by such Lender’s Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, after giving effect to any assignments.

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“Assignment” means an assignment from the Seller to the Purchaser with respect to the Receivables and Other Conveyed Property to be conveyed by the Seller to the Purchaser on any Funding Date, in substantially the form of Exhibit F to the Sale and Servicing Agreement.

“Assumption Date” has the meaning assigned to such term in Section 10.3(a) of the Sale and Servicing Agreement.

“Applicable Class A Tranche” means, with respect to any Class A Loan, whether such Class A Loan is funded or converted as (i) if CP Cost of Funds Rate is available, a CP Tranche, (ii) if CP Cost of Funds Rate is not available and Term SOFR is available, then a SOFR Tranche, or (iii) if CP Cost of Funds Rate and Term SOFR are not available, then a Base Rate Tranche.

“Authoritative Copy” means, with respect to any Electronic Contract that constitutes Electronic Chattel Paper, a copy of such Electronic Contract that is unique, identifiable and, except as otherwise provided in Section 9-105 of the UCC, unalterable, any perceivable rendering of which is marked “View of Authoritative Copy” and has no watermark or other marking that would indicate that it is a “copy” or “duplicate” or not an original or not an “authoritative” copy.

“Authorized Officer” means, with respect to the Seller, the Servicer, the Purchaser or the Borrower, any officer or agent acting pursuant to a power of attorney of the Seller, the Servicer, the Purchaser or the Borrower, as the case may be, who is authorized to act therefor and who is identified on the list of Authorized Officers delivered by such Person to the Administrative Agent and each Lender on the Restatement Closing Date (as such list may be modified or supplemented from time to time thereafter).

“Available Funds” means, with respect to any Settlement Date, the sum of the following amounts, without duplication, as of the related Determination Date: (i) all collections on the Receivables; (ii) all Net Liquidation Proceeds with respect to Liquidated Receivables; (iii) the Purchase Amount of each Receivable repurchased by the Seller or the Purchaser; (iv) Investment Earnings in respect of amounts on deposit in the Pledged Accounts; (v) all amounts received pursuant to Receivable Insurance Policies with respect to any Financed Vehicles; (vi) any amounts received (including, without limitation, all proceeds from any Securitization Transaction or any other transaction) in respect of Collateral that is released from the Lien Granted hereunder and under the Security Agreement in connection with an optional prepayment of the Loans, to the extent not paid directly to the Lenders entitled thereto on the date of such release; and (viii) cash payable by the Borrower pursuant to Section 3.06 of this Agreement, to the extent not previously paid directly to the Administrative Agent as specified therein.

“Available Liquidity” means, as of the end of any calendar month, the sum of (a) unrestricted cash and cash equivalents and (b) undrawn commitments under this warehouse or other credit facilities of CPS or its consolidated subsidiaries for which CPS or any such subsidiary can meet all conditions precedent to borrowing such amounts.

“Available Principal Collections” means, as of any date of determination, Available Funds representing collections allocated to payments of principal on the Receivables in accordance with Section 4.2(a) of the Sale and Servicing Agreement.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.07(d).

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“Average Elapsed Period” means, with respect to any Vintage Pool and any date of determination, the number of months elapsed between (x) the first day of the third month of the applicable calendar quarter of origination with respect to such Vintage Pool and (y) the first day of the month in which such date of determination occurs.

“Backup Servicer” means Computershare Trust Company, National Association in its capacity as Backup Servicer pursuant to the terms of the Sale and Servicing Agreement or such other Person as shall have been appointed Backup Servicer pursuant to Sections 9.3(b) or 9.6 of the Sale and Servicing Agreement.

“Backup Servicing Fee” means, so long as the Backup Servicer is not then acting as Servicer, the “Monthly Backup Servicing Fee” as reflected on the Fee Schedule, due and payable on each Settlement Date in respect of the immediately preceding Accrual Period.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Bankruptcy Code” means the Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq., and all rules and regulations promulgated thereunder.

“Base Rate” shall mean, for any day, a rate per annum equal to the highest of (i) the Prime Rate in effect on such day, (ii) the Federal Funds Effective Rate in effect on such day plus [***] and (iii) SOFR in effect on such day plus [***]. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. Changes in the rate of interest on that portion of any Loans maintained with reference to the Base Rate will take effect simultaneously with each change in the Base Rate.

“Base Rate Tranche” shall mean that portion of the Loans which bear interest by reference to the Base Rate.

“Base Yield Rate” shall mean, with respect to a Lender on any day, the sum of (i) the greater of (x) the Base Rate and (y) the Floor Rate plus (ii) the applicable Drawn Margin.

“Benchmark” means, initially, the Term SOFR Reference Rate; provided that if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.07(a).

“Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor Rate, such Benchmark Replacement will be deemed to be the Floor Rate for the purposes of this Agreement and the other Loan Documents.

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“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)            in the case of clause (a) or (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)            in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)            a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)            a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

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(c)            a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.07 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.07.

“Borrower” means Page Eight Funding LLC, its successors and permitted assigns.

“Borrowing Base Certificate” means, with respect to any transfer of Receivables, the certificate of the Servicer setting forth the calculation of the Class A Borrowing Base and Class B Borrowing Base, as applicable, substantially in the form of Exhibit A to this Agreement.

“Borrowing Base Deficiency” means, as of any date of determination, the sum of the Class A Borrowing Base Deficiency and the Class B Borrowing Base Deficiency.

“Borrowing Request” means a request by the Borrower in accordance with the terms of Section 2.03 and substantially in the form of Exhibit B or such other form as shall be approved by the Administrative Agent.

“Business Day” means any day other than a Saturday, a Sunday or other day on which commercial banks located in the states of Minnesota, California or New York are, or the fixed income trading market in New York is, authorized or obligated to be closed.

“Casualty” means, with respect to a Financed Vehicle, the total loss or destruction of such Financed Vehicle.

“Called Receivable” means an Eligible Receivable that was acquired by the Seller pursuant to the exercise of a “clean-up call” or similar purchase option in respect of a prior securitization sponsored by the Seller or its Affiliate.

“Change of Control” means a change resulting when (i) the Seller no longer owns 100% of the membership interests in the Purchaser, (ii) the Seller or the Purchaser merges or consolidates with, or sells all or substantially all of its assets to any other Person, or (iii) any Unrelated Person or any Unrelated Persons, acting together, that would constitute a Group together with any Affiliates or Related Persons thereof (in each case also constituting Unrelated Persons) shall at any time Beneficially Own more than 50% of the aggregate voting power of all classes of Voting Stock of the Seller. As used herein, (a) “Beneficially Own” shall mean “beneficially own” as defined in Rule 13d-3 of the Exchange Act, or any successor provision thereto; provided, however, that, for purposes of this definition, a Person shall not be deemed to Beneficially Own securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange; (b) “Group” shall mean a “group” for purposes of Section 13(d) of the Exchange Act; (c) “Unrelated Person” shall mean at any time any Person other than the Seller or any of its Subsidiaries and other than any trust for any employee benefit plan of the Seller or any of its Subsidiaries; (d) “Related Person” shall mean any other Person owning (1) 5% or more of the outstanding common stock of such Person, or (2) 5% or more of the Voting Stock of such Person; and (e) “Voting Stock” of any Person shall mean the capital stock or other indicia of equity rights of such Person which at the time has the power to vote for the election of one or more members of the Board of Directors (or other governing body) of such Person.

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“Class A Advance Rate” means, as of any date of determination, the lesser of (a) [***], or (b) the percentage amount calculated in accordance with the Advance Rate Calculator. For the avoidance of doubt, the Class A Advance Rate shall be calculated in accordance with the Advance Rate Calculator and in accordance with the related definitions set forth in this Agreement.

“Class A Borrowing Base” means, as of any date of determination, an amount equal to the product of (a) the Class A Advance Rate and (b) the sum of (i) the Net Eligible Receivables Balance plus (ii) any Collections representing principal payment amounts on deposit in the Collection Account as of such date of determination (but only to the extent that such Collections have already been applied to reduce the Principal Balance of the related Receivables as reflected in the Net Eligible Receivables Balance).

“Class A Borrowing Base Deficiency” means, as of any date of determination, the positive excess, if any, of (i) the Class A Loan Balance over (ii) the Class A Borrowing Base (after application of funds, if any, by the Administrative Agent in reduction of the Class A Loan Balance as contemplated by Section 2.06(c) of this Agreement).

“Class A Borrowing Request” means a Borrowing Request for a Class A Loan.

“Class A Commitment” means, with respect to each Class A Lender, the commitment of such Class A Lender to make Class A Loans hereunder pursuant to the terms and subject to the conditions of this Agreement and the other Loan Documents, as set forth on Schedule I hereto, as the same may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.03, which obligation shall be deemed terminated following the occurrence of the Funding Termination Date.

“Class A Commitment Percentage” shall mean, on any date of determination, with respect to any Lender Group and the Class A Loans, the ratio, expressed as a percentage, which the aggregate Class A Commitment of the members of such Lender Group bears to the Class A Maximum Loan Balance on such date.

“Class A CP Yield Rate” shall mean, for any day with respect to a Lender, the sum of (a) the greater of (x) the CP Cost of Funds Rate applicable to such Lender for such day and (y) the Floor Rate plus (b) the Class A Drawn Margin.

“Class A Daily Facility Fee Amount” means, with respect to the Class A Loans and any date of determination, an amount calculated on a daily basis during each Interest Period, equal to the product of (i) the product of (x) 1/360 and (y) the Class A Facility Fee Percentage for such date of determination and (ii) the excess of (x) the Class A Maximum Loan Balance over (y) the outstanding Class A Loan Balance as calculated by the Administrative Agent as of 6:00 p.m., New York City time, on such date of determination.

“Class A Default Fee” means, with respect to any Settlement Date, the sum of the additional fee amounts accrued on the Class A Loans on each day during the related Interest Period during which an Event of Default is continuing. The additional fee amount accrued on the Class A Loans on any such day during any Interest Period shall equal the product of (i) [***] and (ii) the Class A Loan Balance on such day and (iii) 1/360.

“Class A Drawn Margin” has the meaning assigned to such term in the Fee Letter.

“Class A Facility Advance Cap Deficiency” means as of any date of determination, the positive excess, if any, of (i) the Class A Loan Balance, less the amount on deposit in the Reserve Account over (ii) the Class A Facility Advance Purchase Price Cap.

“Class A Facility Advance Purchase Price Cap” means, with respect to any borrowing of Loans on a Settlement Date, the product of (a) [***], (b) the Aggregate Purchase Price Percentage of all Receivables included in the Class A Borrowing Base, and (c) the Aggregate Principal Balance of all Receivables included in the Class A Borrowing Base (after giving effect to such Loans and all Related Receivables being pledged by the Borrower to the Collateral Agent on such date).

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“Class A Facility Fee Amount” means, with respect to any Settlement Date, the sum of the Class A Daily Facility Fee Amounts for each day in the Interest Period for such Settlement Date.

“Class A Facility Fee Percentage” has the meaning specified in the Fee Letter.

“Class A Lender” means each Conduit Lender and Committed Lender in whose name a Class A Loan is registered on the Register, which on the Restatement Closing Date shall be Citibank, N.A. or an Affiliate thereof.

“Class A Lender Daily Yield” shall mean, with respect to a Class A Lender on any day, and subject to Section 2.02(f), the sum of:

(a)            the result of (i) the product of (A) the Class A CP Yield Rate as of such day and (B) the amount of the CP Tranche funded by such Class A Lender as of the close of business on such day divided by (ii) 360;

(b)            the result of (i) the product of (A) the SOFR Yield Rate as of such day and (B) the amount of the SOFR Tranche funded by such Class A Lender as of the close of business on such day divided by (ii) 360;

(c)            the result of (i) the product of (A) the Base Yield Rate as of such day and (B) the amount of the Base Rate Tranche funded by such Class A Lender as of the close of business on such day divided by (ii) 365 (or 366 during a leap year); and

(d)            the result of (i) the product of (A) the aggregate Class A Loans funded by such Class A Lender and outstanding as of the close of business on such day and (B) the Default Fee, if applicable, divided by (ii) 360.

“Class A Lender Percentage” shall mean, on any date, with respect to any Lender Group, the percentage equivalent of a fraction, the numerator of which is the Class A Commitment of the Committed Lender in such Lender Group on such date and the denominator of which is the aggregate Class A Commitments of all Committed Lenders in all Lender Groups on such date, as the same may be adjusted from time to time in accordance with the terms and conditions of this Agreement. The Class A Lender Percentage for each Lender Group as of the Closing Date is identified on Schedule I hereto.

“Class A Lenders’ Interest Carryover Shortfall” means, with respect to any Settlement Date, the excess of the Class A Lenders’ Interest Distributable Amount for the preceding Settlement Date over the amount that was actually deposited in the Distribution Account on such preceding Settlement Date on account of the Class A Lenders’ Interest Distributable Amount.

“Class A Lenders’ Interest Distributable Amount” means, with respect to any Settlement Date, the sum of the interest amounts accrued on the Class A Loans on each day during the related Interest Period and the Class A Lenders’ Interest Carryover Shortfall for such Settlement Date, if any, plus interest on the Class A Lenders’ Interest Carryover Shortfall, to the extent permitted by law, at the applicable Class A Yield for the related Interest Period(s), from and including the preceding Settlement Date to, but excluding, the current Settlement Date, subject to Sections 3.01(c) and 3.06. The interest amount accrued on the Class A Loans on any day during any Interest Period shall equal the product of (i) the applicable Class A Yield for such day (subject to Sections 3.01(c) and 3.06) and (ii) the Class A Loan Balance on such day and (iii) 1/360.

“Class A Lenders’ Principal Distributable Amount” means, with respect to any Settlement Date (A) prior to the Funding Termination Date, the lesser of (i) the Class A Borrowing Base Deficiency, if any, (ii) the Class A Loan Balance, and (B) upon and after the Funding Termination Date, all remaining Available Funds up to the Class A Loan Balance.

“Class A Loan” means a loan made by a Class A Lender to Borrower pursuant to Section 2.01 of this Agreement.

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“Class A Loan Balance” means, with respect to any date of determination, the aggregate outstanding principal amount (including all Class A Loans to be made on such date of determination) of the Class A Loans at such date of determination.

“Class A Majority Lenders” means Class A Lenders that in the aggregate constitute more than 50% of the Applicable Percentage of all Class A Loans.

“Class A Maximum Loan Balance” has the meaning set forth in Schedule I attached hereto.

“Class A Rated Legal Final Settlement Date” means the Settlement Date in March 2028.

“Class A Yield” shall mean, for each Interest Period (or portion thereof), the sum of the aggregate Class A Lender Daily Yields for all Class A Lenders with respect to each day during such Interest Period (or such portion thereof); provided, however, that Class A Yield shall not be considered paid by any distribution if at any time such distribution is returned or must be rescinded for any reason; provided, further, that Borrower shall not be deemed to be in default of any obligation hereunder if any such return or rescission of Class A Yield is not due to the fault of the Borrower. Without limiting the generality of the foregoing, Class A Yield shall include interest that accrues after the commencement of an Insolvency Event with respect to the Borrower.

“Class B Advance Rate” means, as of any date of determination, (a) prior to the occurrence and continuance of an Event of Default, a percentage equal to the lesser of (i) [***] and (ii) the sum of the Class A Advance Rate as of such date of determination (such amount for purposes of this definition shall be no greater than [***]) plus [***].

“Class B Borrowing Base” means, as of any date of determination, an amount equal to the result of (a) the Total Borrowing Base minus (b) the Class A Borrowing Base.

“Class B Borrowing Date” means any date on which the Class B Lenders advance a Class B Loan.

“Class B Borrowing Base Deficiency” means, as of any date of determination, the positive excess, if any, of (i) the Class B Loan Balance over (ii) the Class B Borrowing Base (after application of funds, if any, by the Administrative Agent in reduction of the Class B Loan Balance as contemplated by Section 2.06(c) of this Agreement).

“Class B Commitment” means, with respect to each Class B Lender, the commitment of such Class B Lender to make Class B Loans hereunder pursuant to the terms and subject to the conditions of this Agreement and the other Loan Documents, as set forth on Schedule I hereto, as the same may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.03, which obligation shall be deemed terminated following the occurrence of the Funding Termination Date.

“Class B Commitment Percentage” shall mean, on any date of determination, with respect to any Lender Group and the Class B Loans, the ratio, expressed as a percentage, which the aggregate Class B Commitment of the members of such Lender Group bears to the Class B Maximum Loan Balance on such date.

“Class B Daily Facility Fee Amount” means, with respect to the Class B Loans and any date of determination, an amount calculated on a daily basis during each Interest Period, equal to the product of (i) the product of (x) 1/360 and (y) the Class B Facility Fee Percentage for such date of determination and (ii) the excess of (x) the Class B Maximum Loan Balance over (y) the outstanding Class B Loan Balance as calculated by the Administrative Agent as of 6:00 p.m., New York City time, on such date of determination.

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“Class B Default Fee” means, with respect to any Settlement Date, the sum of the additional fee amounts accrued on the Class B Loans on each day during the related Interest Period during which an Event of Default is continuing. The additional fee amount accrued on the Class B Loans on any such day during any Interest Period shall equal the product of (i) [***] and (ii) the Class B Loan Balance on such day and (iii) 1/360.

“Class B Drawn Margin” has the meaning assigned to such term in the Class B Fee Letter.

“Class B Facility Advance Cap Deficiency” means as of any date of determination, the positive excess, if any, of (i) the Class A Loan Balance plus the Class B Loan Balance, less the amount on deposit in the Reserve Account over (ii) the Class B Facility Advance Purchase Price Cap.

“Class B Facility Advance Purchase Price Cap” means, with respect to any borrowing of Loans on a Settlement Date, the product of (a) [***], (b) the Aggregate Purchase Price Percentage of all Receivables included in the Borrowing Base, and (c) the Aggregate Principal Balance of all Receivables included in the Borrowing Base (after giving effect to such Loans and all Related Receivables being pledged by the Borrower to the Collateral Agent on such date).

“Class B Facility Fee Amount” means, with respect to any Settlement Date, the sum of the Class B Daily Facility Fee Amounts for each day in the Interest Period for such Settlement Date.

“Class B Facility Fee Percentage” has the meaning specified in the Class B Fee Letter.

“Class B Fee Letter” means that certain Fee Letter, dated as of the Restatement Closing Date, made by the Administrative Agent and Class B Lenders, and accepted by CPS and the Borrower.

“Class B Lender” means each Person in whose name a Class B Loan is registered on the Register, which on the Restatement Closing Date, shall be the Persons signatory to this Agreement as Class B Lenders.

“Class B Lender Daily Yield” shall mean, with respect to a Class B Lender on any day, and subject to Section 2.02(f), the sum of:

(a)            the result of (i) the product of (A) the SOFR Yield Rate as of such day and (B) the amount of the SOFR Tranche funded by such Class B Lender as of the close of business on such day divided by (ii) 360;

(b)           the result of (i) the product of (A) the Base Yield Rate as of such day and (B) the amount of the Base Rate Tranche funded by such Class B Lender as of the close of business on such day divided by (ii) 365 (or 366 during a leap year); and

(c)            the result of (i) the product of (A) the aggregate Class B Loans funded by such Class B Lender and outstanding as of the close of business on such day and (B) the Default Fee, if applicable, divided by (ii) 360.

“Class B Lender Percentage” shall mean, on any date, with respect to any Lender Group, the percentage equivalent of a fraction, the numerator of which is the Class B Commitment of the Committed Lender in such Lender Group on such date and the denominator of which is the aggregate Class B Commitments of all Committed Lenders in all Lender Groups on such date, as the same may be adjusted from time to time in accordance with the terms and conditions of this Agreement. The Class B Lender Percentage for each Lender Group as of the Closing Date is identified on Schedule I hereto.

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“Class B Lenders’ Interest Carryover Shortfall” means, with respect to any Settlement Date, the excess of the Class B Lenders’ Interest Distributable Amount for the preceding Settlement Date over the amount that was actually deposited in the Distribution Account on such preceding Settlement Date on account of the Class B Lenders’ Interest Distributable Amount.

“Class B Lenders’ Interest Distributable Amount” means, with respect to any Settlement Date, the sum of the interest amounts accrued on the Class B Loans on each day during the related Interest Period and the Class B Lenders’ Interest Carryover Shortfall for such Settlement Date, if any, plus interest on the Class B Lenders’ Interest Carryover Shortfall, to the extent permitted by law, at the Class B Yield for the related Interest Period(s), from and including the preceding Settlement Date to, but excluding, the current Settlement Date. The interest amount accrued on the Class B Loans on any day during any Interest Period shall equal the product of (i) the Class B Yield for such day and (ii) the Class B Loan Balance on such day and (iii) 1/360.

“Class B Lenders’ Principal Distributable Amount” means, with respect to any Settlement Date (A) prior to the Funding Termination Date, the lesser of (i) the Class B Borrowing Base Deficiency, if any, (ii) the Class B Loan Balance, and (B) upon and after the Funding Termination Date, all remaining Available Funds up to the Class B Loan Balance.

“Class B Loan” means a loan made by a Class B Lender to Borrower pursuant to Section 2.01 of this Agreement.

“Class B Loan Balance” means, with respect to any date of determination, the aggregate outstanding principal amount of the Class B Loans at such date of determination.

“Class B Majority Lenders” means Class B Lenders that in the aggregate constitute more than [***] of the Applicable Percentage of all Class B Loans.

“Class B Maximum Loan Balance” has the meaning set forth in Schedule I attached hereto.

“Class B Rated Legal Final Settlement Date” means the Settlement Date in March 2028.

“Class B Upfront Fee Amount” has the meaning assigned to such term in the Class B Fee Letter.

“Class B Yield” shall mean, for each Interest Period (or portion thereof), the sum of the aggregate Class B Lender Daily Yields for all Class B Lenders with respect to each day during such Interest Period (or such portion thereof); provided, however, that Class B Yield shall not be considered paid by any distribution if at any time such distribution is returned or must be rescinded for any reason; provided, further, that Borrower shall not be deemed to be in default of any obligation hereunder if any such return or rescission of Class B Yield is not due to the fault of the Borrower. Without limiting the generality of the foregoing, Class B Yield shall include interest that accrues after the commencement of an Insolvency Event with respect to the Borrower.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

“Cohort” means, for any date of determination and as applicable, either (i) other than with respect to Seasoned Receivables, for each loan product type set forth in the Advance Rate Calculator, the applicable credit tier or (ii) with respect to Seasoned Receivables, all Eligible Receivables that are Seasoned Receivables.

“Collateral” has the meaning specified in the Security Agreement.

“Collateral Agent” means Citibank, N.A., and its successors and assigns in such capacity.

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“Collection Account” means the Eligible Account designated as such, established and maintained pursuant to Section 4.03(a) of this Agreement.

“Collections” means all amounts collected on or in respect of the Receivables after the applicable Cut-Off Date, including Scheduled Payments (whether received in whole or in part, whether related to a current, future or prior due date, whether paid voluntarily by an Obligor or received in connection with the realization of the amounts due and to become due under any defaulted Receivable or upon the sale of any property acquired in respect thereof), all partial prepayments, all full prepayments, recoveries, or any other form of payment.

“Commission” means the United States Securities and Exchange Commission.

“Commitment” means, with respect to the Class A Loans, the Class A Commitment and with respect to the Class B Loans, the Class B Commitment.

“Commitment Percentage” means the Class A Commitment Percentage or the Class B Commitment Percentage, as applicable.

“Committed Lender” means a bank or other financial institutions listed on Schedule I as a Committed Lender, together with their respective permitted successors and assigns.

“Concentration Requirements” means with respect to Eligible Receivables:

(i) [***]

(ii) [***]

(iii) [***]

(iv) [***]

(v) [***]

(vi) [***]

(vii) [***]

(viii) [***]

(ix) [***]

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(x) [***]

(xi) [***]

(xii) [***]

(xiii) [***]

(xiv) [***]

“Conduit Lender” means each asset-backed commercial paper conduit administered by a Committed Lender or such Committed Lender’s Affiliate thereof listed on Schedule I as Conduit Lenders (if any) and their respective permitted successors and assigns.

“Consent and Agreement” means that Consent and Agreement dated as of May 11, 2012, made by the Borrower and acknowledged by CPS and Folio Funding Three LLC, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Consumer Laws” means federal and State interest and usury laws, the federal Truth-in-Lending Act, the federal Equal Credit Opportunity Act, the federal Fair Credit Reporting Act, the federal Fair Debt Collection Practices Act, the Federal Trade Commission Act and all applicable Federal Trade Commission Trade Regulation Rules, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations B and Z, the Servicemembers Civil Relief Act, the California Military Reservist Relief Act and any other federal, state or local law relating to credit extensions to servicemembers, the Texas Consumer Credit Code, the California Automobile Sales Finance Act and the laws of any other state relating to retail installment sales of motor vehicles and ancillary products and/or services, State adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, rules and regulations promulgated by the Consumer Financial Protection Bureau, all other federal, State and local consumer credit laws and other consumer protection laws relating to the conduct of the business of CPS, laws requiring the licensing of sale finance companies and/or lenders, the Uniform Commercial Code as it relates to secured retail installment sales and secured loans, state and local laws proscribing unlawful, unfair and/or deceptive acts and practices, federal, state and local laws relating to privacy and/or data security, and any rules, regulations and/or interpretations of the foregoing laws.

“Consumer Lender” means a Person that is licensed under applicable law to originate loans to natural persons resident in one or more of the United States of America and authorized by CPS to participate in its direct lending program, and includes the Seller.

“Consumer Lender Receivable” means any Receivable originated by the Seller or acquired by the Seller in the ordinary course of business from a Consumer Lender unaffiliated with the Seller and that is not a Dealer.

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“Contract” means a motor vehicle retail installment sale contract or an installment promissory note and security agreement, in each case relating to the sale or refinancing of new or used automobiles, light duty trucks, vans or minivans, and any other documents related thereto from time to time, including all Supporting Obligations of such Contract.

“Contract Purchase Guidelines” means CPS’ established “Contract Purchase Guidelines” in the form attached to the Sale and Servicing Agreement as Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.2(c) of the Sale and Servicing Agreement.

“CP Cost of Funds Rate” shall mean, with respect to each Conduit Lender for any day during any Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by such Conduit Lender from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) that are allocated on a fair and equitable basis, in whole or in part, by their respective Funding Agent (on behalf of such Conduit Lender), which rates shall reflect and give effect to (in each case, to the extent such costs are allocated, in whole or in part, to such commercial paper notes by the related Funding Agent (on behalf of such Conduit Lender)) (a) the commissions of placement agents and dealers in respect of such commercial paper notes, (b) all reasonable costs and expenses of any issuing and paying agent or other person responsible for the administration of such Conduit Lender’s commercial paper programs in connection with the preparation, completion, issuance, delivery or payment of such commercial paper, and (c) any other costs, fees and expenses associated with the funding or maintenance of the applicable CP Tranche by such Conduit Lender, including any liquidity support, credit enhancement, government sponsored funding programs (including the Federal Reserve Bank’s Commercial Paper Funding Facility), or any other borrowings by such Conduit Lender including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the CP Cost of Funds Rate, the respective Funding Agent for such Conduit Lender shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“CP Tranche” shall mean that portion of the Loans which bear interest by reference to the CP Cost of Funds Rate.

“CPS” means Consumer Portfolio Services, Inc., a California corporation.

“Cram Down Loss” means, with respect to a Receivable, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on a Receivable or otherwise modifying or restructuring Scheduled Receivable Payments to be made on a Receivable, an amount equal to such reduction in the Principal Balance of such Receivable or the reduction in the net present value (using as the discount rate the lower of the contract rate or the rate of interest specified by the court in such order) of the Scheduled Receivable Payments as so modified or restructured. A “Cram Down Loss” shall be deemed to have occurred on the date such order is entered.

“Credit Score” means the applicable credit score, for each primary Obligor, as determined by Equifax, Inc. or a comparable credit bureau.

“Cumulative Net Loss” means, as of any date of determination and with respect to any Vintage Pool, the aggregate cumulative principal amount of automobile receivables acquired or originated by the Seller that have become Liquidated Receivables during the period beginning on the applicable date of origination or acquisition through the end of the Accrual Period immediately preceding the month in which such date of determination occurs, net of all Net Liquidation Proceeds and Recoveries with respect to such receivables as of the end of the Accrual Period immediately preceding the month in which such date of determination occurs.

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“Cumulative Net Loss Rate” means, as of any date of determination and with respect to any Vintage Pool, a rate, expressed as a percentage equal to a fraction, (I) the numerator of which is the Cumulative Net Losses with respect to all automobile receivables acquired or originated by the Seller in the related Vintage Pool and (II) the denominator of which is the aggregate principal balance of all automobile receivables acquired or originated by the Seller in the related Vintage Pool at the time of origination or acquisition by the Seller; provided that, if any sale or securitization by the Seller occurs on a servicing released basis, the Servicer and the Administrative Agent shall negotiate in good faith to amend the trigger levels relating to the calculation of Cumulative Net Loss Rate if such sale or securitization results in a significant change to the composition of the remaining receivables in a Vintage Pool or the Receivables, as applicable.

“Custodial Fees” means the fees payable to the Custodian entitled “Collateral Custody Fees” as set forth in the Fee Schedule.

“Custodian” means Computershare Trust Company, National Association, in its capacity as Custodian under the Sale and Servicing Agreement, together with its successors and assigns in such capacity.

“Cutoff Date” means, with respect to a Receivable or Receivables, the date specified as such for such Receivable or Receivables in the Schedule of Receivables attached to the Sale and Servicing Agreement or to the applicable Assignment; provided, that a Cutoff Date for any Funding Date shall not be earlier than the Determination Date for the most recent Settlement Date.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated or bilateral business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.

“Data File” means, with respect to each Contract, an electronic systems data file that provides information for each item listed on Schedule E to the Sale and Servicing Agreement, to the extent that the Seller/Servicer maintains such items in its electronic systems data file for a given Contract.

“Dealer” means, with respect to a Receivable, the seller of the related Financed Vehicle, who originated and assigned such Receivable to the Seller, which Dealer shall not be an Affiliate of the Seller (including, without limitation, MFN and TFC) and shall have been approved by the Seller in accordance with its Contract Purchase Guidelines.

“Dealer Agreement” means each agreement between the Seller and a Dealer with respect to the origination of Receivables and providing for full recourse to such Dealer for any fraud or misrepresentation on the part of such Dealer, in form and substance substantially the same as the dealer agreement attached as Exhibit K to the Sale and Servicing Agreement.

“Default” means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Default Fee” means, with respect to the Class A Loans, the Class A Default Fee, and, with respect to the Class B Loans, the Class B Default Fee.

“Defaulted Receivable” means, with respect to any Receivable as of any date, a Receivable with respect to which: (i) more than [***] of its Scheduled Receivable Payment is more than 90 days past due as of the end of the immediately preceding Accrual Period, (ii) the Servicer has repossessed the related Financed Vehicle (and any applicable redemption or acceleration period has expired) as of the end of the immediately preceding Accrual Period, or (iii) such Receivable has been written off by the Servicer as uncollectible in accordance with the Servicer’s policies or the Servicer has determined in good faith that payments thereunder are not likely to be resumed. For purposes of this definition, a Receivable shall be deemed a “Defaulted Receivable” upon the first to occur of the events specified in items (i) through (iii) of the previous sentence.

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“Defaulting Lender” shall mean any Committed Lender that (a) has failed to (i) fund all or any portion of its Loans on the date such Loans were required to be funded hereunder (and not otherwise funded by another Lender in its Lender Group) unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder (and not otherwise paid by another Lender in its Lender Group) within two Business Days of the date when due, (b) has notified the Borrower or the Administrative Agent in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s good faith determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), or (c) has become the subject of an Insolvency Event. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (c) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Borrower, the Servicer and each Lender; provided, however, that the designation of a Committed Lender as a Defaulting Lender under clause (a)(ii) shall be in the reasonable discretion of the Administrative Agent.

“Defective Receivable” means a Receivable that is subject to (a) mandatory repurchase by the Seller pursuant to Sections 3.2 or 3.4(b) of the Sale and Servicing Agreement or (b) mandatory purchase by the Servicer pursuant to Section 4.7(a) of the Sale and Servicing Agreement.

“Deficiency Claim Amount” has the meaning set forth in Section 5.5(b) of the Sale and Servicing Agreement.

“Deficiency Claim Date” means, with respect to any Settlement Date, the Business Day immediately preceding such Settlement Date.

“Delinquent Receivable” means, as of any date of determination, any Contract as to which more than [***] of the Scheduled Receivable Payment is more than [***] days contractually delinquent as of such date, including any Contract for which the related Financed Vehicle has been repossessed and the proceeds thereof have not yet been realized by the Servicer.

“Deliver” with respect to the Receivable Files, shall mean (x) with respect to a tangible Contract or other document in the Receivable File other than an Electronic Chattel Paper or an electronic Lien Certificate, to deliver physical possession of such tangible Contract or other document via reputable overnight delivery service, (y) with respect to Electronic Chattel Paper, to direct the transfer of such Electronic Chattel Paper to the Electronic Vault and (z) with respect to electronic Lien Certificates, to cause the applicable Title Intermediary to provide the Custodian with full electronic access to view such electronic Lien Certificates on the records of the Title Intermediary. The term “Delivered” shall have a corollary meaning.

“Delivery” means, when used with respect to Pledged Account Property:

(a)            the perfection and priority of a security interest in such Pledged Account Property which is governed by the law of a jurisdiction which has adopted the 1978 Revision to Article 8 of the UCC (and not the 1994 Revision to Article 8 of the UCC as referred to in (ii) below):

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(i)              with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC and are susceptible of physical delivery, transfer thereof to the Administrative Agent or its nominee or custodian by physical delivery to the Administrative Agent or its nominee or custodian endorsed to, or registered in the name of, the Administrative Agent or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8 102 of the UCC), transfer thereof (1) by delivery of such certificated security endorsed to, or registered in the name of, the Administrative Agent or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8 313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Administrative Agent or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Administrative Agent or its nominee or custodian, or (2) by delivery thereof to a “clearing corporation” (as defined in Section 8 102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a “custodian bank” (as defined in Section 8 102(4) of the UCC) or the nominee of either subject to the clearing corporation’s exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Administrative Agent or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Administrative Agent or its nominee or custodian (all of the foregoing, “Physical Property”), and, in any event, any such Physical Property in registered form shall be in the name of the Administrative Agent or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Pledged Account Property to the Administrative Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(ii)            with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Pledged Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a “depository” pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Administrative Agent or its nominee or custodian of the purchase by the Administrative Agent or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Administrative Agent or its nominee or custodian and indicating that such custodian holds such Pledged Account Property solely as agent for the Administrative Agent or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Pledged Account Property to the Administrative Agent or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

(iii)          with respect to any item of Pledged Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Administrative Agent or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated securities as belonging to the Administrative Agent or its nominee or custodian; or

(iv)          the perfection and priority of a security interest in such Pledged Account Property which is governed by the law of a jurisdiction which has adopted the 1994 Revision to Article 8 of the UCC:

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(b)            with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the UCC (other than certificated securities) and are susceptible of physical delivery, transfer thereof to the Administrative Agent by physical delivery to the Administrative Agent, indorsed to, or registered in the name of, the Administrative Agent or its nominee or indorsed in blank and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Pledged Account Property to the Administrative Agent free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

(c)            with respect to a “certificated security” (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

(1)            by physical delivery of such certificated security to the Administrative Agent, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Administrative Agent or indorsed in blank;

(2)            by physical delivery of such certificated security in registered form to a “securities intermediary” (as defined in Section 8-102(a)(l4) of the UCC) acting on behalf of the Administrative Agent if the certificated security has been specially indorsed to the Administrative Agent by an effective indorsement.

(d)            with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a “depositary” pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Administrative Agent of the purchase by the securities intermediary on behalf of the Administrative Agent of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Administrative Agent and indicating that such securities intermediary holds such book-entry security solely as agent for the Administrative Agent; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Pledged Account Property to the Administrative Agent free of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

(e)            with respect to any item of Pledged Account Property that is an “uncertificated security” (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, transfer thereof:

(1)(A) by registration to the Administrative Agent as the registered owner thereof, on the books and records of the issuer thereof;

(B)           by another Person (not a securities intermediary) who either becomes the registered owner of the uncertificated security on behalf of the Administrative Agent, or having become the registered owner acknowledges that it holds for the Administrative Agent;

(2)            the issuer thereof has agreed that it will comply with instructions originated by the Administrative Agent without further consent of the registered owner thereof;

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(f)             with respect to a “security entitlement” (as defined in Section 8-102(a)(17) of the UCC):

(1)            if a securities intermediary (A) indicates by book entry that a “financial asset” (as defined in Section 8-102(a)(9) of the UCC) has been credited to the Administrative Agent’s “securities account” (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset (as so defined) from the Administrative Agent or acquires a financial asset for the Administrative Agent, and in either case, accepts it for credit to the Administrative Agent’s securities account (as so defined), (C) becomes obligated under other law, regulation or rule to credit a financial asset to the Administrative Agent’s securities account, or (D) has agreed that it will comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) originated by the Administrative Agent, without further consent by the “entitlement holder” (as defined in Section 8-l02(a)(7) of the UCC), of a confirmation of the purchase and the making by such securities intermediary of entries on its books and records identifying as belonging to the Administrative Agent of (I) a specific certificated security in the securities intermediary’s possession, (II) a quantity of securities that constitute or are part of a fungible bulk of certificated securities in the securities intermediary’s possession, or (III) a quantity of securities that constitute or are part of a fungible bulk of securities shown on the account of the securities intermediary on the books of another securities intermediary;

(g)            in each case of delivery contemplated pursuant to clauses (a) through (e) of subsection (ii) hereof, the Administrative Agent shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that such Collateral which constitutes a security is held in trust pursuant to and as provided in the Sale and Servicing Agreement.

“Determination Date” means (i) with respect to any calculation or other determination which by its terms is required to be made with respect to any Accrual Period, the last day of such Accrual Period, and (ii) with respect to any Funding Date or Settlement Date, the day that is three (3) Business Days prior to the required date of delivery of the related Borrowing Base Certificate pursuant to Section 2.03(a) of this Agreement and the related Servicer’s Certificate pursuant to Section 4.9 of the Sale and Servicing Agreement.

“Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.1(b) of the Sale and Servicing Agreement.

“Dollar” means lawful money of the United States of America.

“Drawn Margin” means the Class A Drawn Margin or the Class B Drawn Margin, as applicable.

“Early Amortization Event” means the occurrence of:

(1)              a Servicer Termination Event;

(2)              a Level I Trigger Event; or

(3)              a Material Adverse Effect with respect to the Borrower, provided that Borrower shall have a reasonable amount of time of cure such Material Adverse Effect.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.

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“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Loss Matrix” means a matrix calculated for each Cohort as of the end of each calendar month as a percentage equal to the greater of (i) the applicable percentage for such Cohort set forth in the Loss Floor Matrix and (ii) the applicable percentage for such Cohort set forth in the Projected CNL Matrix.

“Electronic Chattel Paper” means “electronic chattel paper” under and as defined in Article 9 of the UCC.

“Electronic Collateral” has the meaning specified in the Electronic Collateral Control Agreement.

“Electronic Collateral Control Agreement” means that certain Electronic Collateral Control Agreement, dated as of July 11, 2024, by and among the Custodian, each contract owner joined thereto, each secured party joined thereto, CPS and the Electronic Vault Provider.

“Electronic Contract” means a Contract that was electronically executed and authenticated; provided, that an Electronic Contract that has been Exported shall not constitute an Electronic Contract; provided, that an Electronic Contract that has been Exported shall not constitute an Electronic Contract.

“Electronic File” has the meaning assigned to such term in Section 4.12(a) of the Sale and Servicing Agreement.

“Electronic Vault” means an electronic vault wherein custody of Electronic Contracts shall be maintained in electronic form by the Custodian on behalf of the Collateral Agent through the Electronic Vault Provider.

“Electronic Vault Provider” means (x) eOriginal, Inc. or (y) any third-party provider of a technology platform on which the Electronic Vault operates acting in such capacity with the consent of the Administrative Agent.

“Electronic Vault Services Agreement” means the Order Form, dated as of March 23, 2023, between the Servicer and the Electronic Vault Provider, as amended by the First Amendment to the Order Form, dated as of April 5, 2023, with respect to the establishment and maintenance of the Electronic Vault System, as the same may be amended, restated or otherwise modified from time to time in accordance with its terms.

“Electronic Vault System” means the electronic vault system provided by the Electronic Vault Provider pursuant to the Electronic Vault Services Agreement.

“Eligible Account” means a segregated direct deposit account or segregated trust account maintained with either (i) a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short term deposit or commercial paper rating of (x) with respect to Wells Fargo Bank, National Association, at least “A-1” by Standard & Poor’s and “Prime-1” by Moody’s and (y) with respect to any other depository institution or trust company, at least “A-1+” by Standard & Poor’s or “Prime-2” by Moody’s and acceptable to the Administrative Agent, or (ii) in the case of a segregated trust account, the corporate trust department of a depository institution or trust company with a long-term issuer rating from S&P and Moody’s signifying at least investment grade, or (iii) for so long as Citibank, N.A., is the Administrative Agent, Citibank, N.A. or any of its depository or trust company Affiliates. For the avoidance of doubt, any funds on deposit in the Trust Accounts that remain uninvested shall be held at a depository institution that satisfies the criteria set forth in clause (i) of the definition of Eligible Account.

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“Eligible Investments” means Dollar-denominated book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a) marketable securities issued by the U.S. Government and supported by the full faith and credit of the U.S. Treasury, either by statute or an opinion of the Attorney General of the United States;

(b) marketable debt securities issued by U. S. Government-sponsored enterprises, U.S. Federal agencies, U.S. Federal financing banks, and international institutions whose capital stock has been subscribed for by the United States;

(c) certificates of deposit, time deposits, and bankers acceptances of any bank or trust company incorporated under the laws of the United States or any State, provided that, at the date of acquisition, such investment, or the commercial paper or other short-term debt obligation of such bank or trust company has a short-term credit rating or ratings from Moody’s and S&P, each at l“P-1” or at least “A-1”, as applicable;

(d) deposit accounts with any bank that is insured by the Federal Deposit Insurance Corporation and whose long-term obligations are rated “A2” or better by Moody’s and “A” or better by S&P;

(e) commercial paper of any corporation incorporated under the laws of the United States or any State which on the date of acquisition is rated by Moody’s and S&P, provided each such credit rating is “P-1” or at least “A-1”, as applicable;

(f) money market mutual funds that are registered with the Securities and Exchange Commission under the Investment Company Act and operated in accordance with Rule 2a-7 and that at the time of such investment are rated “Aaa-mf” by Moody’s and “AAAm” by S&P.

(g) tax-exempt variable rate commercial paper, tax-exempt adjustable-rate option tender bonds, and other tax-exempt bonds or notes issued by municipalities in the United States, having a short-term rating of at least “MIG-1” or “VMIG-1” or a long-term rating of at least “Aa2” (Moody’s), and a short-term rating of “A-1” or a long-term rating of at least “AA” (S&P); and

(h) repurchase obligations with a term of not more than thirty (30) days, [***] percent collateralized, for underlying securities of the types described in clauses (a) and (b) above, entered into with any bank or trust company or its respective affiliate meeting the requirements specified in clause (c) above;

provided that (i) all rating requirements are based on the time of purchase and (ii) Eligible Investments purchased with funds in the Collection Account shall be held until maturity and shall include only such investments which mature (or money market mutual funds that may be liquidated without a loss) no later than the Business Day prior to the next Payment Date and (ii) no such Eligible Investment may be purchased at a premium to its principal amount; provided, further, that an Eligible Investment must have a fixed principal amount due at maturity and, if rated by S&P, must not have an “r” suffix attached to the rating.

Any of the foregoing Eligible Investments may be purchased by or through the Account Bank or any of its Affiliates; provided, that if Computershare Trust Company, National Association, is not serving as Account Bank, Eligible Investments shall be purchased through the Administrative Agent.

“Eligible Obligor” means an Obligor that (a) with respect to an Obligor for any Receivables other than a Post-Petition Receivable, is not currently in bankruptcy, (b) has made the required downpayment on the related Financed Vehicle in full, and (c) is domiciled in the United States (as evidenced by proof of residency).

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“Eligible Receivables” means, as of any date of determination, Receivables (a) that are not Delinquent Receivables, (b) that are not Liquidated Receivables or Defaulted Receivables, (c) that are not Repossessed Receivables, (d) that are not Defective Receivables; (e) that are not listed on Schedule I to the Trust Receipt (unless subsequently cured); and (f) that have the characteristics set forth in Section 3.1 of the Sale and Servicing Agreement.

“Eligible Servicer” means a Person approved to act as “Servicer” under the Sale and Servicing Agreement pursuant to Section 10.3 thereof.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Event of Default” has the meaning specified in Section 8.01 of this Agreement.

“Excess Concentration Amount” means the aggregate amount by which (without duplication) the Aggregate Principal Balance of Eligible Receivables sold to the Purchaser under the Sale and Servicing Agreement exceeds any of the Concentration Requirements; provided, however, that in determining which Receivables to exclude for purposes of complying with any Concentration Requirement, the Purchaser shall exclude Receivables starting with those having the most recent origination dates.

“Excess Spread” means, for on any date of determination, a rate equal to the positive difference of:

(i)	the weighted average interest rate of all Eligible Receivables included in the Total Borrowing Base as of the end of the Accrual Period immediately preceding such date of determination, minus

(ii)	the sum of

a.	the product of the Floating Rate and the quotient of (A) the daily average aggregate Loan Balance of the Loans during such immediately preceding Accrual Period, divided by (B) the average daily Aggregate Principal Balance of Eligible Receivables included in the Total Borrowing Base during such Accrual Period, plus

b.	the quotient of (A) the product of the Facility Fee Amount payable to the Class A Lenders on the Settlement Date relating to such Accrual Period and the excess of the daily average Class A Maximum Loan Balance Loans over the aggregate Class A Loan Balance during such Accrual Period, divided by (B) the aggregate Class A Maximum Loan Balance, minus

(iii)	the Servicing Fee Percentage, minus

(iv)	the Backup Servicing Fee Rate, minus

(v)	the Account Bank Fee Rate.

For purposes of this definition, (1) “Backup Servicer Fee Rate” means for any Accrual Period, the rate equal to the product of (i) twelve, multiplied by (ii) the Backup Servicing Fee for such Accrual Period, divided by (iii) the average daily Aggregate Principal Balance of Eligible Receivables included in the Total Borrowing Base during such Accrual Period, (2) “Account Bank Fee Rate” means for any Accrual Period, the rate equal to the product of (i) twelve, multiplied by (ii) the Account Fee for such Accrual Period, divided by (iii) the average daily Aggregate Principal Balance of Eligible Receivables included in the Total Borrowing Base during such Accrual Period, and (3) “Floating Rate” for any Accrual Period shall equal the product of (i) a fraction, expressed as a percentage, the numerator of which is the sum of (x) the aggregate Class A Lender Daily Yield for each day during such Accrual Period and (y) the aggregate Class B Lender Daily Yield for each day during such Accrual Period, and the denominator of which is the daily average aggregate Loan Balance during such Accrual Period, multiplied by (ii) twelve (12).

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Subsidiary” shall mean each of (i) CPS Leasing, Inc., (ii) CPS Marketing, Inc., (iii) TFC Enterprises, LLC, (iv) Mercury Finance Company, LLC, (v) each Subsidiary of Mercury Finance Company, LLC, (vi) Page Funding, LLC, (vii) Page Three Funding, LLC, and (viii) Page Four Funding, LLC.

“Excluded Taxes” means with respect to any Lender, Participant or any other recipient of any payment to be made by or on account of any Loan hereunder, (i) Taxes imposed on or measured by its net income (however denominated), and franchise Taxes imposed on it (in lieu of net income Taxes), by the jurisdiction (or any political subdivision thereof) as a result of a present or future connection between any such Lender, Participant or any recipient of any payment to be made by or on account of any Loan and such jurisdiction or political subdivision or Governmental Authority thereof; (ii) any branch profits Taxes imposed by any jurisdiction described in clause (i); (iii) taxes resulting from a Lender’s, Participant’s or a recipient’s failure to comply with the requirements of Section 3.05 of the Agreement or resulting from the inaccuracy of any certification made pursuant to Section 3.05, (iv) in the case of a Lender, any United States federal withholding Taxes that would be imposed on amounts payable to such Lender based upon the applicable withholding rate in effect at the time such Lender becomes a party to the Agreement (or designates a new lending office), except that Taxes shall include (A) any amount that such Lender was previously entitled to receive pursuant to Section 3.05(a) of the Agreement, if any, with respect to such withholding Tax at the time such Lender becomes a party to the Agreement (or designates a new lending office) and which withholding Tax may not be eliminated by complying with Section 3.05, and (B) additional United States federal withholding Taxes that may be imposed after the time such Lender becomes a party to the Agreement (or designates a new lending office), as a result of a change in law, rule, regulation, order or other decision with respect to any of the foregoing by any Governmental Authority; and (v) any United States federal withholding Taxes imposed under FATCA.

“Exported” means, with respect to a Contract, the Servicer (acting at the written direction of the Administrative Agent) or the Administrative Agent has decommissioned the related Electronic Contract and the Authoritative Copy (in the case of an Electronic Contract that constitutes Electronic Chattel Paper) or the electronically authenticated original record (in the case of an Electronic Contract that does not constitute Electronic Chattel Paper), as applicable, of such Contract is printed out pursuant to a “Paper Out”™ within the meaning specified in the System Description. “Export” and “Exporting” shall have corollary meanings.

“Facility Fee Amount” means the sum of the Class A Facility Fee Amount and the Class B Facility Fee Amount.

“FATCA” means Code Sections 1471 through 1474 as enacted on the Original Closing Date (or any amended or successor version) and any current or future regulations or official interpretations thereof.

“FDIC” means the Federal Deposit Insurance Corporation.

“Federal Funds Rate” means, for any specified period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the overnight federal funds rates as published in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by the Administrative Agent (or, if such day is not a Business Day, for the next preceding Business Day), or if, for any reason, such rate is not available on any day, the rate determined, in the reasonable opinion of the Administrative Agent, to be the rate at which overnight federal funds are being offered in the national federal funds market at 9:00 a.m. (New York City time).

“Fee Letter” means that Ninth Amended and Restated Fee Letter, dated as of the Restatement Closing Date, made by the Administrative Agent, and accepted by CPS and the Borrower.

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“Fee Schedule” means that certain Schedule of Fees dated April 23, 2012, and attached to the Sale and Servicing Agreement as Exhibit D, as may be amended, supplemented or otherwise modified from time to time with the prior written consent of the Administrative Agent, such consent not to be unreasonably withheld, conditioned or delayed.

“Financed Vehicle” means a new or used automobile, light truck, van or minivan, together with all accessions thereto, securing an Obligor’s indebtedness under a Receivable.

“Fitch” means Fitch Ratings, Inc., or its successor

“Floor Rate” means a per annum rate of interest equal to [***] basis points ([***]).

“FRB” shall mean the Board of Governors of the Federal Reserve System of the United States.

“Funding Agent” means, for each Lender Group, the financial institution set forth opposite the name of such Lender Group on Schedule I as Funding Agent and its permitted successors and assigns.

“Funding Agreement” shall mean any agreement or instrument executed by any liquidity provider, credit enhancement provider or other provider of back-up purchase support or facilities with or for the benefit of any Lender to fund such Lender’s funding obligations under this Agreement.

“Funding Date” means (a) with respect to the Class A Loans, the Business Day on which a Class A Loan occurs, and (b) with respect to the Class B Loans, the Business Day on which a Class B Loan occurs.

“Funding Termination Date” means the first to occur of (a) July 15, 2026, (b) the date of the occurrence of either an Early Amortization Event or an Event of Default specified in Section 8.01(a)(v) of this Agreement, (c) the date of the declaration of any Event of Default (other than an Event of Default specified in Section 8.01(a)(v) of this Agreement), (d) any date upon which the sum of each of the Transfer of Servicing Percentages for all transfers of servicing effected by CPS on or after the Original Closing Date exceeds 25%, (e) the date upon which the Servicer or the Borrower fails to accept a proposed assignee under the circumstances described in Section 9.03(c)(iii) of this Agreement, and (f) the occurrence and continuance of a Turbo Event.

“GAAP” means U.S. generally accepted accounting principles occasioned by the promulgation of rules, regulations, pronouncements or opinions by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or the Securities and Exchange Commission (or successors thereto or agencies with similar functions) from time to time.

“Governmental Authority” means the United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, quasi-judicial, regulatory, or administrative functions thereof pertaining thereto.

“Grant” means to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Security Agreement. A Grant of the Pledged LLC Interests or the Collateral, as the case may be, or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including, as and to the extent provided in the Loan Documents, the immediate and continuing right (after an Event of Default) to claim for, collect, receive and give receipt for principal and interest payments in respect of the Pledged LLC Interests or the Collateral, as the case may be, and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

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“Hired NRSRO” has the meaning assigned to such term in Section 5.01(p) of this Agreement.

“Image File” means, with respect to each Contract, an electronic system data file that provides information for each item listed on Schedule F attached to the Sale and Servicing Agreement.

“Indebtedness” means, with respect to any Person at any time, any (a) indebtedness or liability of such Person for borrowed money whether or not evidenced by bonds, debentures, notes (including any subordinated notes), repurchase agreements and similar arrangements, or other instruments, or for the deferred purchase price of property or services (including trade obligations); (b) obligations of such Person as lessee under leases which should be, in accordance with GAAP, recorded as capital leases; (c) current liabilities of such Person in respect of unfunded vested benefits under plans covered by Title IV of ERISA; (d) obligations issued for or liabilities incurred on the account of such Person; (e) obligations or liabilities of such Person arising under acceptance facilities; (f) obligations of such Person under any guarantees, endorsements (other than for collection or deposit in the ordinary course of business) and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any Person or otherwise to assure a creditor against loss; (g) obligations of others secured by any lien on property or assets of such Person, whether or not the obligations have been assumed by such Person; or (h) obligations of such Person under any interest rate or currency exchange agreement.

“Independent” means, when used with respect to any specified Person, that the person (a) is in fact independent of the Borrower, any other obligor upon the Loans, the Seller, the Purchaser, the Servicer and any Affiliate of any of the foregoing persons, (b) does not have any direct financial interest or any material indirect financial interest in the Borrower, any other obligor on the Loans, the Seller, the Purchaser, the Servicer or any Affiliate of any of the foregoing Persons and (c) is not connected with the Borrower, any other obligor on the Loans, the Seller, the Purchaser, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Independent Accountants” means (a) Crowe Horwath LLP or (b) a firm of independent certified public accountants registered with the Public Company Accounting Oversight Board and otherwise reasonably acceptable to the Administrative Agent.

“Ineligible Receivable” means any Receivable other than an Eligible Receivable.

“Integrity Check” shall have the meaning ascribed to such term in the System Description.

“Insolvency Event” means, with respect to a specified Person, (a) the institution of a proceeding or the filing of a petition against such Person seeking the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, seeking the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such proceeding or petition, decree or order shall remain unstayed or undismissed for a period of 60 consecutive days or an order or decree for the requested relief is earlier entered or issued; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by, a receiver, liquidator, assignee, custodian, trustee, sequestrator, or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

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“Instructing Party” means (i) prior to an Event of Default, the Servicer and (ii) from and after an Event of Default, the Administrative Agent. Until the Account Bank or the Collateral Agent receives notice from the Administrative Agent that an Event of Default has occurred, the Account Bank and the Collateral Agent shall treat the Servicer as the Instructing Party. The Servicer and the Administrative Agent shall provide the Collateral Agent from time to time with notice of persons authorized to instruct the Collateral Agent on their behalf, in each case with a certificate of the title and signature of such Persons.

“Interest Period” means, with respect to a Loan and any Settlement Date, the period from, and including, the Determination Date for the immediately preceding Settlement Date (or from and including the initial Funding Date for such Loan, in the case of the first Settlement Date) to, but excluding, the Determination Date for such Settlement Date.

“Interest Rate Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods and other technical, administrative or operational matters) that the Administrative Agent, in consultation with the Borrower, decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent, in consultation with the Borrower, decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Investment Company Act” has the meaning set forth in Section 5.01(d) of this Agreement.

“Investment Earnings” means, with respect to any Settlement Date and any Pledged Account, the investment earnings on Pledged Account Property and deposited into such Pledged Account pursuant to Section 5.1(f) of the Sale and Servicing Agreement.

“Lender” means each Class A Lender and Class B Lender.

“Lender Group” shall mean (i) in the case of a Lender Group containing a Conduit Lender, such Conduit Lender and the Committed Lender(s) with respect to such Conduit Lender, or (ii) otherwise, a Committed Lender.

“Level I Trigger Event” means the occurrence of a breach of the “Level I Trigger” if the aggregate principal balance of receivables (excluding the Receivables) evidenced by Contracts serviced by the Seller and its Subsidiaries shall be less than [***].

“Lien” means a security interest, lien, charge, pledge, equity, or encumbrance of any kind, in each case, that attach to the respective Receivable by operation of law as a result of an Obligor’s failure to pay an obligation.

“Lien Certificate” means, with respect to a Financed Vehicle, an original certificate of title, certificate of lien or other notification issued by the Registrar of Titles of the applicable State to a secured party that indicates that the Lien of the secured party on the Financed Vehicle is recorded with the State for purposes of establishing the existence and priority of a secured party’s Lien in such Financed Vehicle.

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“Liquidated Receivable” means any Receivable (i) which has been liquidated by the Servicer through the sale of the Financed Vehicle or (ii) for which the related Financed Vehicle has been repossessed and 90 days have elapsed since the date of such repossession or (iii) as to which more than [***] of a Scheduled Receivable Payment of more than ten dollars shall have become 120 (or, if the related Financed Vehicle has been repossessed, 210) or more days delinquent as of the end of an Accrual Period, (iv) with respect to which proceeds have been received which, in the Servicer’s judgment, constitute the final amounts recoverable in respect of such Receivable or (v) the related Obligor has filed for bankruptcy under Federal or state law and the Servicer has determined that its loss is known. For purposes of this definition, a Receivable shall be deemed a “Liquidated Receivable” upon the first to occur of the events specified in items (i) through (v) of the previous sentence.

“Liquidation Expenses” means, with respect to a Liquidated Receivable, reasonable out-of-pocket expenses, other than any overhead expenses, incurred by the Servicer in connection with the collection and realization of the full amounts due under such Liquidated Receivable (including the attempted liquidation of a Receivable which is brought current and is no longer in default during such attempted liquidation) and the repossession and sale of any property acquired in respect thereof which are not recoverable as proceeds paid by any insurer under any type of motor vehicle insurance policy related to such Receivable. Liquidation Expenses shall include (i) all out-of-pocket bankruptcy and replevin related expenses incurred by the Servicer with respect to a Receivable, (ii) out-of-pocket expenses incurred by the Servicer in conducting field calls to the extent that the related Financial Vehicle is actually repossessed by the Servicer or one of its repossession agents, and (iii) out-of-pocket expenses paid by the Servicer to third party agencies in conducting “skip tracing”. Liquidation Expenses shall not include any Ancillary Fees or other administrative fees and expenses or similar charges collected with respect to such Contract.

“Litigation Threshold” has the meaning set forth in Schedule II.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Borrower dated as of May 11, 2012, entered into by CPS and Folio Funding Three LLC, and as such agreement may be further amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Loan” means a Class A Loan or a Class B Loan.

“Loan Balance” means (a) with respect to the Class A Loans, the Class A Loan Balance, and (b) with respect to the Class B Loans, the Class B Loan Balance.

“Loan Documents” means this Agreement, the Sale and Servicing Agreement, the Lockbox Agreement, the Security Agreement, the Pledge Agreement, the LLC Agreement, each Assignment, the Fee Letter, the Class B Fee Letter, the Consent and Agreement, and each other contract, agreement, undertaking or other instrument executed in connection with any of the foregoing, including all exhibits, annexes and schedules attached to any of the foregoing, and other documents and certificates delivered in connection therewith.

“Loan-to-Value Ratio” means, with respect to any Receivable, the ratio, at the time of origination or acquisition by the Seller, of (i) the unpaid Principal Balance of such Receivable to (ii) (A) for used Financed Vehicles, the wholesale book value of the related Financed Vehicle as set forth in the Kelly Blue Book®, the NADA Official Used Car Guide® or the Black Book Wholesale Average Condition or (B) for new Financed Vehicles, the manufacturer’s invoice price.

“Lockbox Account” means the account maintained in the name of the Purchaser on behalf of the Collateral Agent for the further benefit of the Secured Parties by the Lockbox Bank pursuant to Section 4.2(b) of the Sale and Servicing Agreement.

“Lockbox Agreement” means the Deposit Account Control Agreement dated as of May 11, 2012, by and among the Purchaser, the Servicer, the Collateral Agent and the Lockbox Bank, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, unless the Administrative Agent shall cease to be a party thereunder, or such agreement shall be terminated in accordance with its terms, in which event “Lockbox Agreement” shall mean such other agreement(s), in form and substance acceptable to the Administrative Agent, among the Servicer, the Purchaser, the Collateral Agent and the Lockbox Bank and any other appropriate parties.

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“Lockbox Bank” means, initially, Wells Fargo Bank, National Association, and on any date upon which the Lockbox Account is no longer maintained at Wells Fargo Bank, National Association, a depository institution named by the Servicer and acceptable to the Majority Lenders and the Administrative Agent at which the Lockbox Account is established and maintained as of such date.

“Lockbox Processor” means, initially, Wells Fargo Bank, National Association, together with its successors and assigns in such capacity.

“Loss Floor Matrix” means a nine (9) Cohort matrix based on loan product types established on July 11, 2024, for which the minimum projected lifetime losses for Eligible Receivables in each Cohort, other than the Seasoned Receivable Cohort, will be calculated each month, as set forth in the table entitled “Loss Floor Matrix” in the Advance Rate Calculator.

“Majority Lenders” means (a) initially, the Class A Majority Lenders, and (b) from and after the date the Class A Loans have been paid in full and the Class A Commitments have been terminated, the Class B Majority Lenders.

“Material Adverse Change” means any event, matter, condition or circumstance which (a) materially and adversely affects the business, assets, condition (financial or otherwise), results of operations, properties (whether real, personal or otherwise) or prospects of (i) the Seller, the Purchaser or the Borrower, in each case, individually or taken as a whole, or (ii) CPS and its Subsidiaries, taken as a whole; (b) materially impairs the ability of CPS or any of its Subsidiaries to perform or observe its obligations under any Loan Document to which it is a party; (c) materially impairs the rights, powers or remedies of a Lender under any of the Loan Documents; (d) materially adversely affects (i) the legality, binding affect, validity or enforceability of any of the Loan Documents or (ii) the validity, attachment, perfection, priority or enforcement of any Liens granted in favor of the Collateral Agent or the ability of the Collateral Agent on behalf of the Lenders to realize the benefits of the security afforded under the Loan Documents, or (e) constitutes an act, omission, event, matter, condition or circumstance of CPS or any of its Subsidiaries that materially adversely affects (i) the value, collectability or marketability of any Loan, (ii) the value or marketability of the Receivables, or (iii) the probability that amounts now or hereafter due in respect of the Receivables will be collected on a timely basis.

“Material Adverse Effect” means an effect on (a) the value or marketability of the Receivables, the Pledged LLC Interests or any of the other Collateral (including, without limitation, the enforceability or collectability of the Receivables) attributable to an act, omission, event, matter, condition or circumstance of CPS or any of its Subsidiaries; (b) the business, operations, properties or condition (financial or otherwise) or prospects of the Seller, the Servicer, the Purchaser, the Borrower or CPS, in each case, individually or taken as a whole; (c) the validity or enforceability of this or any of the other Loan Documents or the rights or remedies of the Administrative Agent, any Lender hereunder or thereunder or the validity, perfection or priority of any Lien in favor of the Collateral Agent for the benefit of any Secured Party granted thereunder; (d) the timely payment of the principal of or interest on any Loans or other amounts payable under the Loan Documents; or (e) the ability of the Seller, the Servicer, the Purchaser, the Borrower or CPS to perform its obligations under any Loan Document to which it is a party, in each case that materially and adversely affects any Lender, the interests of any such party under the Loan Documents, or the value, collectability or marketability of any Loan.

“Maturity Date” means July 15, 2027, or, if such date is not a Business Day, the immediately preceding Business Day; provided, however, that solely for the purpose of satisfying the Ratings Requirement or the Ratings Requirement Bring-Down, the Maturity Date shall be deemed to be the date that is 86 months after the Funding Termination Date.

“Maximum Loan Balance” means, in the case of the Class A Loans, the Class A Maximum Loan Balance and in the case of the Class B Loans, the Class B Maximum Loan Balance.

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“Minimum Excess Spread Requirement” means, as of any date of determination, that the Excess Spread for the most recently ended Accrual Period is greater than [***].

“MFN” means Mercury Finance Company LLC, a Delaware limited liability company.

“Moody’s” means Moody’s Investors Service, Inc., or its successor.

“Multiemployer Plan” means a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Acquisition Fee” means, for any Receivable, NETACQFEE as reflected in the data tape fields delivered prior to each Funding Date, which amount shall represent the difference between the original Principal Balance of the related Receivable and the amount paid by the Seller to the Dealer for such Receivable (without giving effect to the Seller netting from such amount the first payment due with respect to such Receivable).

“Net Eligible Receivables Balance” means, as of any date of determination, the excess of (a) the Aggregate Principal Balance of all Eligible Receivables as of such date of determination over (b) the Excess Concentration Amount for the Eligible Receivables.

“Net Liquidation Proceeds” means, with respect to a Liquidated Receivable, all amounts realized with respect to such Receivable during the Accrual Period in which such Receivable became a Liquidated Receivable, net of (i) reasonable expenses incurred by the Servicer in connection with the collection of such Receivable and the repossession and disposition of the Financed Vehicle and the reasonable cost of legal counsel with the enforcement of a Liquidated Receivable and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Net Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Vehicle and any other Person who owes payments under the Receivable.

“Officer’s Certificate” means a certificate signed by the Chief Executive Officer, the Chief Financial Officer or the Chief Investment Officer of the Seller, the Purchaser or the Servicer, as appropriate.

“Opinion Collateral” means the Pledged LLC Interests and that portion of the Collateral upon which an Opinion of Counsel is rendered by outside counsel on the Original Closing Date as to the perfection and priority of the Collateral Agent’s security interest, for the benefit of the Secured Parties, in the Pledged LLC Interests and such Collateral.

“Opinion of Counsel” means a written opinion of counsel who may be but need not be counsel to the Purchaser, the Seller or the Servicer, which counsel shall be reasonably acceptable to the Administrative Agent and which opinion shall be acceptable in form and substance to the Administrative Agent.

“Original Closing Date” means May 11, 2012.

“Other Conveyed Property” means all property conveyed by the Seller to the Purchaser pursuant to Sections 2.1 (a)(ii) through (xv) of the Sale and Servicing Agreement and Section 2 of each Assignment.

“Owner of Record” means the owner of an Authoritative Copy (in the case of an Electronic Contract that constitutes Electronic Chattel Paper) or an electronically authenticated original record of an executed Contract (in the case of an Electronic Contract that does not constitute Electronic Chattel Paper), which, within the Electronic Vault System, is the Borrower.

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“Periodic Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Person” means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Physical Property” has the meaning given to such term in the definition of “Delivery” above.

“Plan” means any Person that is (i) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (ii) a “plan” (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code or (ii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan’s investment in the entity.

“Pledge Agreement” means the Pledge and Security Agreement dated as of May 11, 2012, by and among CPS and the Collateral Agent for the benefit of the Secured Parties, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Pledged Account Property” means the Pledged Accounts, all amounts and investments held from time to time in any Pledged Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

“Pledged Accounts” has the meaning assigned thereto in Section 5.1(f) of the Sale and Servicing Agreement.

“Pledged LLC Interests” has the meaning assigned to such term in the Pledge Agreement.

“Post-Office Box” means the separate post-office box established and maintained by the Servicer in the name of the Purchaser for the benefit of the Administrative Agent for the further benefit of the Lenders, established and maintained pursuant to Section 4.2 of the Sale and Servicing Agreement.

“Post-Petition Receivable” means a Receivable that was originated while the Obligor under such Receivable was the subject of any federal, state or other bankruptcy, insolvency or similar proceeding.

“Prime Rate” for any date of determination means the highest rate of interest (or if a range is given, the highest prime rate) published in The Wall Street Journal on such date as constituting the “prime rate” or “base rate” in such publication’s table of Money Rates or, if The Wall Street Journal is not published on such date, then in The Wall Street Journal most recently published.

“Principal Balance” of a Receivable, as of the close of business as of any day of determination, means the Amount Financed minus the sum of the following amounts without duplication: (i) that portion of all Scheduled Receivable Payments actually received on or prior to such day allocable to principal using the Simple Interest Method; (ii) any payment of the Purchase Amount with respect to the Receivable allocable to principal; (iii) any Cram Down Loss in respect of such Receivable; and (iv) any prepayment in full or any partial prepayment applied to reduce the principal balance of the Receivable.

“Pro Rata Loan Share” means (i) with respect to the Class A Loans, a percentage equal to the quotient of (x) the Class A Advance Rate divided by (y) the Total Advance Rate and (ii) with respect to the Class B Loans, a percentage equal to the quotient of (x) the Class B Advance Rate divided by (y) the Total Advance Rate.

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“Pro Rata Loan Share Breach” means, as of any date of determination prior to the Funding Termination Date, the outstanding principal amount of the Class A Loans and the Class B Loans is in a proportion that is not equivalent to their respective Pro Rata Loan Shares.

“Pro Rata Loan Share Breach Date” means, prior to the Funding Termination Date, any Business Day which is the tenth (10th) consecutive Business Day on which there is a Pro Rata Loan Share Breach.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Program” has the meaning specified in Section 4.11 of the Sale and Servicing Agreement.

“Projected CNL” means for each Vintage Pool in a Cohort, the quotient resulting from dividing the most current Cumulative Net Loss Rate for such Vintage Pool in such Cohort by the corresponding point on the applicable timing curve in Exhibit D.

“Projected CNL Matrix” means a nine (9) Cohort matrix updated in the Advance Rate Calculator on each Settlement Date, in which the projected Cumulative Net Loss for each Cohort (other than the Cohort associated with Seasoned Receivables) will be the greater of (X) the quotient of (A) the sum of the products for each Vintage Pool that is a Tested Vintage (6 Months Seasoned) of (i) the aggregate principal balance of all automobile receivables acquired or originated by the Seller in such  Vintage Pool at the time of origination for such Cohort and (ii) the Projected CNL for the related Vintage Pool, and (B) the aggregate principal balance of all automobile receivables acquired or originated by the Seller for all Vintage Pools in such Cohort at the time of origination for such Cohort or (Y) the quotient of (A) the sum of the products for each Vintage Pool that is a Tested Vintage (12 Months Seasoned) of (i) the aggregate principal balance of all automobile receivables acquired or originated by the Seller in such Vintage Pool at the time of origination for such Cohort and (ii) the Projected CNL for the related Vintage Pool, and (B) the aggregate principal balance of all automobile receivables acquired or originated by the Seller for all Vintage Pools in such Cohort at the time of origination for such Cohort; provided that the result derived under clause (X) above will only be considered to be greater than clause (Y) if the resulting Projected CNL for such Cohort is also greater than the product of (a) [***] and (b) the applicable percentage for such Cohort set forth in the Loss Floor Matrix.

“Purchase Amount” means, on any date with respect to a Defective Receivable, the sum of (a) the Principal Balance of such Receivable as of the date of purchase and (b) all accrued and unpaid interest on the Receivable as of such date, after giving effect to the receipt of any moneys collected (from whatever source) on such Receivable, if any, as of such date.

“Purchase Price” means, with respect to each Receivable and related Other Conveyed Property transferred to the Purchaser on any Funding Date, an amount equal to the Principal Balance of such Receivable as of such Funding Date, as applicable.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of an Accrual Period by the Servicer pursuant to Section 4.7 of the Sale and Servicing Agreement or repurchased by the Seller pursuant to Section 3.2 or Section 3.4 of the Sale and Servicing Agreement.

“Purchaser” means Page Eight Funding LLC, its successors and permitted assigns.

“Purchaser Property” means the Receivables and Other Conveyed Property, together with certain monies received after the related Cutoff Date, the Receivables Insurance Policies, the Collection Account (including all Eligible Investments therein and all proceeds therefrom), the Lockbox Account and certain other rights under the Sale and Servicing Agreement.

“Ratings Requirement” means the obligation of the Borrower to obtain an initial explicit, public and monitored rating from Standard & Poor’s of “BBB” or better with respect to the Class A Loans.

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“Ratings Requirement Bring-Down” means an election by the Administrative Agent pursuant to Section 6.03 of this Agreement.

“Receivable” means each Contract listed on the Schedule of Receivables and all rights and obligations thereunder, except for Receivables that have become (a) Purchased Receivables or (b) Ineligible Receivables transferred to the Seller pursuant to Section 5.10 of the Sale and Servicing Agreement and, for the avoidance of doubt, shall include all Related Receivables (other than Related Receivables that have become Purchased Receivables or Ineligible Receivables transferred to the Seller pursuant to Section 5.10 of the Sale and Servicing Agreement).

“Receivable Files” means the documents specified in Section 3.3(a) of the Sale and Servicing Agreement.

“Receivables Insurance Policy” means, with respect to a Receivable, any insurance policy (including the insurance policies described in Section 4.4 of the Sale and Servicing Agreement) benefiting the holder of the Receivable providing loss or physical damage, credit life, credit accident, health, credit disability, theft, mechanical breakdown or similar coverage with respect to the Financed Vehicle or the Obligor, including without limitation any GAP, vendor’s single interest or other collateral protection insurance policy or coverage.

“Record Date” means, with respect to a Settlement Date, the close of business on the day immediately preceding such Settlement Date.

“Recoveries” means with respect to a Liquidated Receivable, the monies collected from whatever source, during any Accrual Period following the Accrual Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amounts required by law to be remitted to the Obligor (without duplication of amounts netted against the amounts realized in calculating the Net Liquidation Proceeds).

“Register” has the meaning assigned to such term in Section 2.04(c).

“Registrar of Titles” means, with respect to any state, the governmental agency or body responsible for the registration of, and the issuance of certificates of title relating to, motor vehicles and liens thereon.

“Related Receivables” means, with respect to a Funding Date, the Receivables listed on Schedule A to the applicable Assignment executed and delivered by the Seller with respect to such Funding Date.

“Release Request” has the meaning specified in Section 3.5 of the Sale and Servicing Agreement.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Repossessed Receivable” means a Receivable with respect to which the earliest of the following shall have occurred: (i) the date the Financed Vehicle is actually repossessed and (ii) 30 days after the date the Financed Vehicle is authorized for repossession.

“Required Legend” shall mean a watermark notation applied by the Electronic Vault System to every page of an Electronic Contract that reads “Page Eight Funding, LLC, with Citibank, N.A., as Collateral Agent, as secured party through its designated custodian Computershare Trust Company”.

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“Required Reserve Account Amount” means, as of any date of determination, the greater of (i) the Required Reserve Percentage multiplied by the Aggregate Principal Balance of the Net Eligible Receivables on such date of determination and (ii) [***]; provided, that if the aggregate Loan Balance of the Notes is zero, the Required Reserve Account Amount shall be zero.

“Required Reserve Percentage” means [***].

“Requirement of Law” means as to any Person, the certificate of incorporation and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or property is subject.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 4.04(a) of this Agreement.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Restatement Closing Date” means November 1, 2024.

“Rule 17g-5” means Rule 17g-5 of the Exchange Act, as the same may be amended from time to time and any successor rule or regulation thereto.

“Sale and Servicing Agreement” means the Third Amended and Restated Sale and Servicing Agreement dated as of the Restatement Closing Date, among Page Eight Funding LLC, as Purchaser and Borrower, CPS, as Seller and Servicer, Computershare Trust Company, National Association, as the Backup Servicer, the Custodian and the Account Bank, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Sanctions” means economic, trade, or financial sanctions, requirements, or embargoes imposed, administered, or enforced from time to time by any Sanctions Authority.

“Sanctions Authority” means the United States (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury and the U.S. Department of State), the United Kingdom (including, without limitation, Her Majesty’s Treasury), the European Union and any EU member state, the United Nations Security Council, and any other relevant sanctions authority.

“Sanctioned Jurisdiction” means, at any time, a country or territory that is, or whose government is, the subject of Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions related list maintained by any Sanctions Authority, (b) any Person located, organized, or resident in a Sanctioned Jurisdiction, or (c) any other subject of Sanctions, including, without limitation, any Person controlled or 50 percent or more owned in the aggregate, directly or indirectly, by, or acting for or on behalf of, or at the direction of, any such Person or Persons described in the foregoing clauses (a) or (b).

“Sanctions Target” means a Sanctioned Person or Sanctioned Jurisdiction.

“Scheduled Receivable Payment” means, with respect to any Accrual Period for any Receivable, the amount set forth in such Receivable as required to be paid by the Obligor in such Accrual Period. If after the Original Closing Date, the Obligor’s obligation under a Receivable with respect to an Accrual Period has been modified so as to differ from the amount specified in such Receivable (i) as a result of the order of a court in an insolvency proceeding involving the Obligor, (ii) pursuant to the Servicemembers Civil Relief Act or similar state laws, or (iii) as a result of modifications or extensions of the Receivable permitted by Section 4.2 of the Sale and Servicing Agreement, the Scheduled Receivable Payment with respect to such Accrual Period shall refer to the Obligor’s payment obligation with respect to such Accrual Period as so modified.

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“Schedule of Receivables” means the schedule of all Receivables purchased by the Purchaser pursuant to the Sale and Servicing Agreement and each Assignment, which is attached as Schedule A to the Sale and Servicing Agreement, as amended or supplemented from time to time upon each Assignment of Receivables or in accordance with the terms of the Sale and Servicing Agreement.

“Scheduled Payments” means regularly scheduled payments to be made by an Obligor pursuant to the terms of the related Contract.

“Seasoned Receivable” means a Receivable for which there are twenty (20) or fewer Scheduled Payments remaining under the terms of the related Contract.

“Secured Obligations” means all amounts and obligations which the Borrower, the Seller, the Servicer, the Purchaser or CPS may at any time owe under the Loan Documents to, or on behalf of the Lenders and/or the Administrative Agent or Collateral Agent for the benefit of the Secured Parties (or any of them), in each case whether now owed or hereafter arising.

“Secured Parties” has the meaning assigned to such term in the Security Agreement.

“Securities Act” means the Securities Act of 1933, as amended.

“Securitization Closing Date” shall mean the closing date for a Securitization Transaction.

“Securitization Documents” means, collectively, all agreements, documents, instruments and certificates executed and delivered in connection with any Securitization Transaction.

“Securitization Transaction” means a term securitization of Receivables.

“Security Agreement” means the Amended and Restated Security Agreement dated as of November 1, 2024, by and among CPS, the Borrower and the Collateral Agent for the benefit of the Secured Parties, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

“Security Documents” means the Security Agreement and each other security agreement, instrument and document executed and delivered pursuant thereto.

“Seller” means Consumer Portfolio Services, Inc., and its successors in interest to the extent permitted hereunder.

“Service Contract” means, with respect to a Financed Vehicle, any third-party service contracts entered in by, or on behalf of, the Seller or Servicer.

“Servicer” means, initially, Consumer Portfolio Services, Inc., as the servicer of the Receivables, and each successor Servicer pursuant to Section 10.3 of the Sale and Servicing Agreement.

“Servicer Termination Event” means an event specified in Section 10.1 of the Sale and Servicing Agreement.

“Servicer’s Certificate” means a certificate completed and executed by a Servicing Officer and delivered pursuant to Section 4.9 of the Sale and Servicing Agreement, substantially in the form of Schedule A-1 to the Sale and Servicing Agreement.

“Servicing Fee” has the meaning specified in Section 4.8 of the Sale and Servicing Agreement.

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“Servicing Fee Percentage” means [***].

“Servicing File” means, with respect to a Receivable, a file containing the following documents or instruments with respect to such Receivable: (i) a true and correct copy of the fully executed original of the Receivable; (ii) the original credit application, or a physical or electronic copy thereof; (iii) if such Receivable was not originated in a state in which the Obligor may maintain possession of the certificate of title, a true and correct copy of the original certificate of title with respect to the related Financed Vehicle; (iv) if such Receivable was originated in a state that provides the Obligor may maintain possession of the certificate of title and the Custodian does not maintain possession of the certificate of title, a true and correct copy of the Lien Certificate showing the Seller as sole lienholder, provided, that if the original lien certificate has not yet been received by the Custodian, a copy of the application therefor showing the Seller as secured party or a dealer guaranty of title shall suffice for purposes of clauses (iii) and (iv); (v) any agreement(s) modifying the Receivable (including, without limitation, any extension agreement(s)); (vi) a copy of the Receivable for any supplemental warranty purchased with respect to the Financed Vehicle; (vii) acceptable vehicle valuation documentation consisting of the dealer invoice or sticker for new cars and reference to the most recently published National Automobile Dealers Association Used Car Price Guide or Kelly Blue Book or similar vehicle valuation document, based on year, make and model of the related Financed Vehicle for used cars and (viii) any documents specifically relating to the Obligor or the Financed Vehicle maintained by the Seller or its designee in its servicing files as of the date hereof. The documents referred to above may be maintained in microfiche or electronic form.

“Servicing Guidelines” means CPS’s established servicing guidelines in the form attached to the Sale and Servicing Agreement as Exhibit H, as the same may be amended, supplemented or modified from time to time in accordance with Section 9.1(k) of the Sale and Servicing Agreement; provided that if the Backup Servicer is acting as successor Servicer under the Sale and Servicing Agreement, the Servicing Guidelines shall be the Backup Servicer’s usual and customary servicing policies and procedures for auto loan receivables and obligors having similar terms, conditions and credit characteristics as the Receivables and the related Obligors.

“Servicing Officer” means any Person whose name appears on a list of Servicing Officers delivered to the Administrative Agent and the Lenders, as the same may be amended, modified or supplemented from time to time.

“Servicing Standard” has the meaning assigned to such term in Section 4.1 of the Sale and Servicing Agreement.

“Servicing Transfer Date” has the meaning assigned to such term in Section 10.3 of the Sale and Servicing Agreement.

“Settlement Date” means the 15th day of each month, and if such day is not a Business Day, the next succeeding Business Day.

“Simple Interest Method” means the method of allocating a fixed level payment between principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the APR multiplied by the unpaid balance multiplied by the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and the actual number of days in the calendar year) elapsed since the preceding payment of interest was made and the remainder of such payment is allocable to principal.

“Simple Interest Receivable” means a Receivable under which the portion of the payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

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“SOFR Tranche” shall mean that portion of the Loans which bear interest by reference to the SOFR Yield Rate.

“SOFR Yield Rate” shall mean, with respect to a Lender on any day, the sum of (i) the greater of (x) Adjusted Term SOFR and (y) the Floor Rate plus (ii) the applicable Drawn Margin.

“Specified Affiliate” means any Affiliate of CPS that is not an Excluded Subsidiary.

“Standard & Poor’s” means S&P Global Ratings, a S&P Global Inc. business, or its successor.

“State” means any one of the 50 states of the United States of America or the District of Columbia.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which a majority of the outstanding shares of capital stock or other equity interests having ordinary voting power for the election of directors or their equivalent is at the time owned by such Person directly or through one or more Subsidiaries.

“Supporting Obligation” has the meaning given to such term in Section 9-102(a)(77) of the UCC.

“System Description” shall mean the written description of the Electronic Vault System provided by the Electronic Vault Provider and referenced in the Electronic Collateral Control Agreement.

“Tangible Net Worth” means, with respect to any fiscal quarter, the total shareholders' equity of CPS and its consolidated Subsidiaries that, in accordance with GAAP, is reflected on the consolidated balance sheet of CPS and its consolidated Subsidiaries as of the end of such fiscal quarter, minus the aggregate amount of CPS's and its consolidated Subsidiaries' intangible assets, including without limitation, goodwill, franchises, licenses, patents, trademarks, tradenames, copyrights and service marks.

“Taxes” has the meaning set forth in Section 3.05(a) of this Agreement.

“Term” has the meaning assigned to such term in Section 2.05 of this Agreement.

“Term SOFR” means, the Term SOFR Reference Rate for an applicable tenor of three (3) months on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that if Term SOFR determined as provided above (including pursuant to the immediately preceding proviso) shall ever be less than the Floor Rate, then Term SOFR shall be deemed to be the Floor Rate.

“Term SOFR Adjustment” means [***] ([***] basis points) per annum.

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“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR for an applicable tenor of three (3) months.

“Termination Date” means the date on which the Lenders shall have received payment and performance of all Secured Obligations and disbursed such payments in accordance with the Loan Documents and any and all other amounts due and payable to the Lenders pursuant to the Loan Documents have been paid in full.

“Tested Vintage (6 Months Seasoned)” means, as of any date of determination, the four (4) most recent Vintage Pool comprised of receivables for which there is at least six (6) months of loss history for each such Vintage Pool.

“Tested Vintage (12 Months Seasoned)” means, as of any date of determination, the four (4) most recent Vintage Pools comprised of receivables for which there is at least twelve (12) months of loss history for each such Vintage Pool.

“Texas Franchise Tax” means any tax imposed by the State of Texas pursuant to Tex. Tax Code Ann. § 171.001 (Vernon 2005), as amended by Tex. H.B. 3, 79th Leg., 3d C.S. (2006).

“TFC” means TFC Enterprises LLC., a Delaware limited liability company.

“Title Intermediary” means FDI Collateral Management or other subsidiary or affiliate of DealerTrack, Inc.

“Total Advance Rate” means, as of any date of determination, the Class B Advance Rate.

“Total Borrowing Base” means, as of any date of determination, an amount equal to the sum of (i) the product of (A) the Total Advance Rate multiplied by (B) the Net Eligible Receivables Balance, plus (ii) any Collections representing principal payment amounts on deposit in the Collection Account as of such date of determination (but only to the extent that such Collections have already been applied to reduce the Principal Balance of the related Receivables as reflected in the Net Eligible Receivables Balance).

“Transfer of Servicing Percentage” means with respect to the transfer of servicing rights with respect to all Contracts originated, serviced or purchased by CPS, at any time and in a single transaction, the aggregate outstanding principal balance of such Contracts with respect to which servicing rights have been transferred from CPS to another party at such time, expressed as a percentage of all such Contracts serviced by CPS without giving effect to any such servicing transfer.

“True-Up Borrowing Request” means a request by the Borrower in accordance with the terms of Section 2.03(b), in connection with which the Borrower is not drawing any additional Loans but is instead resizing the outstanding principal amount of the Class A Loans and the Class B Loans to their respective Pro Rata Loan Shares.

“Trust Receipt” means a trust receipt in substantially the form of Exhibit B to the Sale and Servicing Agreement.

“Turbo Event” means any of (i) the failure of the Borrower to comply with its obligations to engage in a Securitization Transaction beyond 180 days after the most recent Securitization Closing Date or (ii) as of the last day of each Accrual Period during the Term, the failure of CPS to have sold to the Purchaser, for inclusion in the Collateral, not less than [***] of all automobile receivables originated or acquired from Dealers by CPS or its Affiliates in the ordinary course of business consistent with CPS’s past securitizations (and which may include receivables acquired by CPS in a clean-up call of existing CPS-sponsored securitizations, but which shall exclude receivables acquired in any bulk purchase and any receivables originated under CPS’s “Zeta” program) during such Accrual Period and the immediately preceding Accrual Period (i.e., measured on a two-month rolling basis).

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“UCC” means the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

“Vintage Pool” means as of any date of determination occurring between the Original Closing Date and the Maturity Date, the pool of all automobile receivables originated, or acquired from Dealers, by the Seller during any completed calendar quarter from the eighth preceding calendar quarter; provided that such Vintage Pool is either a Tested Vintage (6 Months Seasoned) or a Tested Vintage (12 Months Seasoned).

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“Yield” means Class A Yield or Class B Yield, as applicable.

SECTION 1.02              Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”; and the words “asset” and “property” shall be construed as having the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document means such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time.

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ARTICLE II
THE CREDITS

SECTION 2.01       Commitments.

(a)            Subject to the terms and conditions of this Agreement (including, without limitation, the conditions precedent to the initial Class A Loans and each subsequent Class A Loan set forth in Article VI) and relying upon the representations and warranties herein set forth, (i) each Committed Lender that is a Class A Lender agrees, severally and not jointly, to make Class A Loans to the Borrower, and (ii) each Conduit Lender that is a Class A Lender, if any, may, in its sole discretion, agree to make, and if such Conduit Lender determines that it will not fund, or, if there is no Conduit Lender with respect to any Lender Group, the Committed Lender with respect to such Lender Group, agrees to make, Class A Loans to the Borrower, in each case at any time and from time to time on or after the date hereof, up to the amount of its respective Class A Commitment, and until the earlier of the Funding Termination Date and the termination of the Commitment of such Conduit Lender in accordance with the terms hereof. Each Class A Loan requested by the Borrower shall be made ratably by each Lender Group based on the respective Class A Commitment Percentage of such Lender Group; provided, however, that no Class A Loan shall be required or permitted to be made by any Class A Lender in a Lender Group on any date if, after giving effect to such Class A Loan (or portion thereof), (i) the portion of the applicable Class A Loan Balance outstanding and funded by such Lender Group would exceed the related Class A Commitment for such Lender Group, (ii) such Class A Lender’s Applicable Percentage of the Class A Loan Balance would exceed such Class A Lender’s Applicable Percentage of the Class A Maximum Loan Balance, (iii) the Class A Loan Balance outstanding would exceed the Class A Maximum Loan Balance in effect, or (iii) such Class A Loan would result in a Class A Borrowing Base Deficiency. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Class A Loans.

(b)            Subject to the terms and conditions of this Agreement (including, without limitation, the conditions precedent to the initial Class B Loan and each subsequent Class B Loan set forth in Article VI) and relying upon the representations and warranties herein set forth, each Committed Lender that is a Class B Lender agrees, severally and not jointly, to make Class B Loans to the Borrower, at any time and from time to time on or after the date hereof, up to the amount of its respective Class B Commitment, and until the earlier of the Funding Termination Date and the termination of the Commitment of such Lender in accordance with the terms hereof. Each Class B Loan requested by the Borrower shall be made ratably by each Lender Group based on the respective Class B Commitment Percentage of such Lender Group; provided, however, that no Class B Loan shall be required or permitted to be made by any Class B Lender if, after giving effect to such Class B Loan, (i) the portion of the aggregate Class B Loan Balance outstanding and funded by such Class B Lender would exceed the related Class B Commitment for such Class B Lender, (ii) such Class B Lender’s Applicable Percentage of the Class B Loan Balance would exceed such Class B Lender’s Applicable Percentage of the Class B Maximum Loan Balance, (iii) the Class B Loan Balance outstanding would exceed the Class B Maximum Loan Balance in effect, or (iii) such Class B Loan would result in a Class B Borrowing Base Deficiency. Within the limits set forth in the preceding sentence and subject to the terms, conditions and limitations set forth herein, the Borrower may borrow, pay or prepay and reborrow Class B Loans.

SECTION 2.02       Loans.

(a)            Each Loan shall be (i) with respect to the Class A Loans, made as part of a borrowing of Class A Loans on the applicable Funding Date made by the Class A Lenders ratably in accordance with their respective Class A Commitments and (ii) with respect to the Class B Loans, made as part of a borrowing of Class B Loans on the applicable Funding Date made by the Class B Lenders ratably in accordance with their respective Class B Commitments; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder (it being understood, however, that no Lender, other than a Committed Lender for a Conduit Lender, shall be responsible for the failure of any other Lender to make any Loan required to be made by such other Lender). The Loans shall be in an aggregate principal amount that is (i) not less than [***] (or such other minimum amount as the Borrower and the Administrative Agent shall agree from time to time) or (ii) not more than the remaining available balance of the aggregate Commitments.

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(b)            Each Lender may at its option make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided, however, that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)            Each Class A Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds to such account in New York City as the Administrative Agent may designate not later than 10:00 a.m., New York City time. (x) In the case of the Class A Loans, the Administrative Agent shall remit the amounts so received, or (y) in the case of the Class B Loans, the Class B Lenders shall remit, in each case (i) (net of amounts required to be deposited in the Reserve Account pursuant to Section 2.03(d)) by wire transfer of immediately available funds to an account in the name of the Borrower, maintained in the United States and designated by the Borrower in the applicable Borrowing Request or (ii) if Loans will not be made on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.

(d)            Unless the Administrative Agent shall have received notice from a Funding Agent for a Class A Lender Group prior to the date any Class A Loans are to made hereunder that such Class A Lender Group will not make available to the Administrative Agent such Class A Lender Group’s Class A Loan, the Administrative Agent may assume that such Class A Lender Group has made its Class A Loan available to the Administrative Agent on the date of such Class A Loans in accordance with paragraph (c) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available then, to the extent that such Class A Lender Group shall not have made its Class A Loan available to the Administrative Agent, the related Committed Lender(s) and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Class A Loans in question and (ii) in the case of such Committed Lender(s), a rate determined by the Administrative Agent to represent its cost of overnight or short term funds (which determination shall be conclusive absent manifest error). If such Committed Lender(s) shall repay to the Administrative Agent such corresponding amount, such amount shall constitute such Committed Lender’s Class A Loan for purposes of this Agreement.

(e)            Notwithstanding anything in this Agreement to the contrary, no Conduit Lender shall have any obligation to pay any amount required to be paid by it hereunder in excess of any amount available to such Conduit Lender after paying or making provision for the payment of its commercial paper notes; and each of the other parties hereto agrees that it will not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation owed to it by Conduit Lender exceeds the amount available to such Conduit Lender to pay such amount after paying or making provision for the payment of its commercial paper notes.

(f)             Loans requested by the Borrower as of the Funding Date shall be funded by each Lender as determined by the Administrative Agent in its discretion as either a SOFR Tranche, a CP Tranche or a Base Rate Tranche, as applicable; provided, that no Conduit Lender shall fund any related Loan as a SOFR Tranche or a Base Rate Tranche and no Lender that is not a Conduit Lender shall fund any related Loan as a CP Tranche; provided, further, that if any related Loan is not funded by the Conduit Lenders as a CP Tranche, then such Loan shall be funded by the respective Committed Lenders as a SOFR Tranche or a Base Rate Tranche hereunder; provided further that all Lenders that are not Conduit Lenders shall fund Loans on the same basis.

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SECTION 2.03       Borrowing Procedure.

(a)            In order to request a Loan, the Borrower shall deliver by hand or by facsimile or other electronic means to the Administrative Agent a duly completed Borrowing Request, together with the related Addition Notice, Borrowing Base Certificate and data tape or other electronic file containing information regarding the Related Receivables to be transferred on such Funding Date not later than 1:00 p.m., New York City time, one Business Day before the proposed Funding Date; provided, that the Borrower shall use its best efforts to provide the Funding Agent for the Class B Lenders, two Business Days before any proposed Funding Date for a Class B Loan, with a notification that includes an estimate of the proposed Funding Date and the proposed amount of the Class B Loan to be funded on such proposed Funding Date (which such notice may be delivered via electronic mail). Such Borrowing Base Certificate shall provide the current calculation of the Total Borrowing Base (i) if such Funding Date is a Settlement Date, as of the end of business on the related Determination Date, or (ii) if such Funding Date is not a Settlement Date, as of the end of business on the Determination Date for the most recent Settlement Date (or as of the end of business on such date as agreed by the Administrative Agent). The Borrower shall submit (y) in the case of the Class A Lenders, no more than two (2) Borrowing Requests (and accompanying Addition Notices and Borrowing Base Certificates) per week, unless otherwise agreed by the Administrative Agent, and (y) in the case of the Class B Lenders, no more than one (1) Borrowing Requests (and accompanying Addition Notices and Borrowing Base Certificates) per week, unless otherwise agreed by the Class B Lenders. Each Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) the Funding Date of such Loans (which shall be a Business Day); (ii) the number and location of the account to which funds are to be disbursed (which shall be an account that complies with the requirements of Section 2.02(c)); (iii) the aggregate amount of Class A Loans and Class B Loans to be borrowed; provided, that, in connection with any Borrowing Request pursuant to which Class B Loans will be funded, after giving effect to such funding the total outstanding principal amount of Class A Loans and Class B Loans shall be in their respective Pro Rata Loan Shares; and (iv) the Pro Rata Loan Shares for the Class A Loans and the Class B Loans; provided, however, that, notwithstanding any contrary specification in any Borrowing Request, each requested borrowing of Loans shall comply with the requirements set forth in Section 2.02. The Administrative Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 (and the contents thereof), and of each Lender’s portion of the requested Loans.

(b)            No later than 1:00 p.m., New York City time, one (1) Business Day prior to any Pro Rata Loan Share Breach Date, the Borrower shall deliver by hand or by electronic mail to the Administrative Agent a duly completed True-Up Borrowing Request, together with the related Borrowing Base Certificate (which such Borrowing Base Certificate may, for the avoidance of doubt, be the Borrowing Base Certificate used on the most recent of the most recent Funding Date or Settlement Date). In connection with a True-Up Borrowing Request, the Borrower shall not draw any additional Class A Loans or Class B Loans but will instead adjust the outstanding principal amount of the Class A Loans and Class B Loans to their respective Pro Rata Loan Shares. In connection with such adjustment and pursuant to the related True-Up Borrowing Request, the Class B Lenders shall wire funds directly to the Class A Lenders in reduction of the outstanding principal amount of the Class A Loans. Each True-Up Borrowing Request shall be irrevocable, shall be signed by or on behalf of the Borrower and shall specify the following information: (i) the related Pro Rate Loan Share Breach Date; (ii) the number and location of the account to which funds are to be disbursed; (iii) the aggregate amount by which the outstanding principal amount of the Class A Loans is being reduced and the aggregate amount by which the outstanding principal amount of the Class B Loans is being increased; and (iv) the Pro Rata Loan Shares for the Class A Loans and the Class B Loans.

(c)            With respect to each Borrowing Request, the Borrower shall direct the Administrative Agent to deposit in (or to direct the Account Bank to credit to) the Reserve Account such amount as required to ensure that the that amounts on deposit in the Reserve Account equal the Required Reserve Account Amount.

(d)            Following receipt of a Borrowing Request, the Administrative Agent shall promptly notify each Funding Agent of the portion of such Loan to be funded by the related Lender Group and the proposed Funding Date. Each Funding Agent shall be responsible for verifying and allocating such portion with respect to its Lender Group. Each Funding Agent shall promptly advise its related Conduit Lender, if any, or if the related Lender Group does not include a Conduit Lender, the relevant Committed Lender(s) comprising such Lender Group, of any notice given pursuant to this Section 2.03(d). Each Conduit Lender may, or its related Committed Lender shall, or if there is no Conduit Lender with respect to such Lender Group, the Committed Lender(s) with respect to such Lender Group shall, in each case, subject to satisfaction of the applicable conditions set forth in Section 6.02, make the amount of its Loan available to the Borrower by wire transfer of such funds to the account specified in the Borrowing Request.

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SECTION 2.04       Evidence of Debt.

(a)            The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of Class A Loan and Class B Loan of such Lender on the Maturity Date.

(b)            Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

(c)            The Administrative Agent shall maintain accounts in which it will record (i) the amount of each Loan made hereunder, (ii) whether such Loan is in the form of a Base Rate Tranche, CP Tranche or SOFR Tranche, and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender’s share thereof. The Administrative Agent shall maintain, solely for purposes of this subsection as agent for the Borrower, at its Corporate Trust Office a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error) and the Borrower, the Administrative Agent, the Collateral Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Collateral Agent and any Lender at any reasonable time and from time to time upon reasonable prior notice. The Loans made pursuant hereto may be assigned or otherwise transferred in whole or in part only by registration of such assignment or transfer in the Register, and no assignment or transfer of Loans made pursuant hereto shall be effective unless such assignment or transfer shall have been recorded in the Register by the Administrative Agent as provided in this Section (and subject to compliance with the assignment provisions set forth in Section 9.03).

(d)            In the absence of manifest error, the entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrower to repay the Loans in accordance with the terms hereof.

(e)            Any Lender may request that Loans made by it hereunder be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and the Borrower.

SECTION 2.05       Commitment Term.

The term of the Class A Commitment and the Class B Commitment hereunder (the “Term”) shall be for a period commencing on the Restatement Closing Date and automatically and without further action terminating on the Funding Termination Date. The Borrower shall pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan of such Lender on the then-effective Maturity Date.

SECTION 2.06       Prepayments.

(a)            The Borrower shall have the right at any time and from time to time to prepay the Loans (such prepayment to be applied ratably to all Lenders according to the aggregate outstanding principal amount for each Lender), together with accrued interest thereon, in whole or in part, upon at least two Business Days’ prior written (including electronic) notice to the Administrative Agent and to the Collateral Agent (or telephone notice promptly confirmed by written (including electronic) notice); provided, however, that

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(i)              each partial prepayment shall be in an amount that is an integral multiple of [***] and not less than [***];

(ii)            no such prepayment may occur except in connection with (A) any transfer of Receivables in connection with a Securitization Transaction pursuant to Section 7.01(z) of this Agreement, (B) any required or optional repurchase of Receivables by the Seller pursuant to Section 3.2 or 4.7 of the Sale and Servicing Agreement or (C) in compliance with Section 2.06(a)(iii);

(iii)          following such prepayment, the Receivables remaining subject to the lien of the Collateral Agent represent not less than [***] of all automobile receivables originated, or acquired from Dealers, by CPS or its Affiliates in the ordinary course of business consistent with CPS’s past securitizations (and which may include receivables acquired by CPS in a clean-up call of existing CPS-sponsored securitizations, but which shall exclude receivables acquired in any bulk purchase) since the Original Closing Date and not otherwise then included in a CPS-sponsored securitization (which, for the avoidance of doubt, shall not include warehouse lines or other credit facilities that are structured as securitizations); and

(iv)          no such prepayment may occur (x) unless and until all amounts due and payable on the prior Settlement Date (or, if such prepayment date is also a Settlement Date, on such Settlement Date) in respect of Sections 5.7(a)(i) through (x) of the Sale and Servicing Agreement have been paid in full irrespective of whether Available Funds are sufficient for this purpose or (y) if, after giving effect to such prepayment and the release of any related Collateral, a Borrowing Base Deficiency shall exist.

(b)            [Reserved].

(c)            In the event that a Borrowing Base Deficiency exists on any date of determination as determined by the Administrative Agent in its sole discretion, then no later than two (2) Business Days following the occurrence of such event the Borrower shall (i) prepay the Class A Loans by an amount equal to the lesser of (A) such Class A Borrowing Base Deficiency and (B) the Class A Loan Balance, and (ii) if a Borrowing Base Deficiency shall remain outstanding after applicable of payments made pursuant to the foregoing clause (i), prepay the Class B Loans by an amount equal to the lesser of (A) such Class B Borrowing Base Deficiency and (B) the Class B Loan Balance; provided, however, that the Borrower shall also be entitled to cure any such deficiency by causing additional Contracts to be transferred to the Borrower. On each Settlement Date as of which any portion of such Borrowing Base Deficiency shall remain outstanding, any amount otherwise payable to the Borrower on such Settlement Date pursuant to Section 5.7(a)(xi) of the Sale and Servicing Agreement shall instead be paid to the Administrative Agent (for the account of the Lenders) on such Settlement Date as a prepayment of the Class A Loan Balance or the Class B Loan Balance, as applicable.

(d)            In the event that any shortfall exists with respect to the amount then required to be on deposit in the Reserve Account, the Borrower shall pay such shortfall amount by paying such amount to the Administrative Agent for deposit to the Reserve Account no later than two (2) Business Days following the occurrence of such event; provided, however, that if the balance in the Collection Account is sufficient to cure any such shortfall after payment of the items set forth in Sections 5.7(a)(i) through (x) of the Sale and Servicing Agreement, as applicable, the Borrower may defer such prepayment until the next date on which funds are to be distributed from the Collection Account pursuant to Section 5.7(a) of the Sale and Servicing Agreement. On each Settlement Date as of which any portion of such shortfall amount shall remain outstanding, any amount otherwise payable to the Borrower on such Settlement Date pursuant to Section 5.7(a)(xi) of the Sale and Servicing Agreement shall instead be paid to the Administrative Agent for deposit to the Reserve Account.

(e)            The Borrower shall notify the Administrative Agent in writing of any prepayment. The Administrative Agent shall promptly notify each Funding Agent (which will promptly notify its related Lender Groups) of any notice of prepayment and of the amount of the related Lender Group’s ratable portion of such prepayment (based on such Lender Group’s Commitment Percentage). Each Funding Agent shall, promptly after receipt of such prepayment notice but in any case no later than 12:00 p.m., New York City time, on the second Business Day prior to the proposed prepayment date, inform the Administrative Agent as to the Yield payable with respect to its related Lender Group’s portion of the prepayment, and the Administrative Agent shall inform the Borrower of the aggregate Yield payable with respect to such prepayment amount no later than 12:00 p.m., New York City time, on the Business Day prior to the proposed prepayment date.

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(f)             For the avoidance of doubt, no prepayment of the Loans pursuant to Section 2.06(a) or 2.06(c) shall reduce the Maximum Loan Balance, reduce or terminate the Commitments or terminate the obligation of the Borrower to pay the Facility Fee Amount.

ARTICLE III
INTEREST AND FEES

SECTION 3.01       Interest.

(a)            Subject to the provisions of Sections 3.01(c) and 3.06, each Class A Loan funded or maintained by a Conduit Lender during the related Interest Period shall bear daily interest at the applicable Class A CP Yield Rate plus any applicable Default Fee. Each Loan funded or maintained by an Alternate Lender during the related Interest Period as a SOFR Tranche shall bear daily interest at the applicable SOFR Yield Rate plus any applicable Default Fee. Each Loan funded or maintained by an Alternate Lender during the related Interest Period as a Base Rate Tranche shall bear daily interest at the applicable Base Yield Rate plus any applicable Default Fee. Each Funding Agent shall give written notice to the Administrative Agent and the Borrower of the applicable Yield (and a calculation of such amount in reasonable detail, including the applicable CP Cost of Funds Rate, if any) for each Loan made by its Lender Group by 11:00 a.m., New York City time, on the third (3rd) Business Day preceding each Settlement Date, and otherwise upon reasonable request by the Borrower or the Administrative Agent; provided, however, that the Yield will in no event be higher than the maximum rate permitted by law.

(b)            Accrued and unpaid interest on each Loan (in the form of Yield) shall be payable on each Settlement Date except as otherwise provided in this Agreement. The interest rates applicable to the Loans shall be determined by the Administrative Agent in accordance with the applicable provisions hereof, and such determination shall be conclusive absent manifest error.

(c)            Upon the occurrence and during the continuation of an Event of Default, the Yield then in effect at such time shall include the applicable Default Fee in accordance with the definition thereof and the definition of the Class A Lender Daily Yield and Class B Lender Daily Yield, as applicable; provided, however, that the Yield will in no event be higher than the maximum rate permitted by law. Interest at the Default Fee shall accrue from the initial date of such Event of Default until such Event of Default is waived or ceases to continue, and shall be payable upon demand. In the event any interest is charged to, collected from or received from or on behalf of the Borrower by the Lenders pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied first, to the payment of Class A Lender Daily Yield, second, to the payment of Class B Lender Daily Yield, third, to the payment of amounts then due and owing by the Borrower to the Secured Parties under this Agreement (in each case other than in respect of principal of and interest on the Loans) and fourth, to the reduction of the outstanding principal amount of the Loans of the Borrower.

SECTION 3.02        Fees.

(a)            On or prior to the first Funding Date for a Class B Loan following the Restatement Closing Date, the Borrower and the Servicer jointly and severally shall pay to the Class B Lender an upfront fee in the amount of the Class B Upfront Fee Amount (which Class B Upfront Fee Amount, for the avoidance of doubt, may be netted out of the Class B Loan made on such Funding Date).

(b)            The Borrower, the Purchaser, the Seller and the Servicer shall jointly and severally pay or cause to be paid each Lender’s reasonable out-of-pocket expenses, including its legal fees, in accordance with and subject to Section 9.05.

(c)            On each Settlement Date on or prior to the Funding Termination Date, the Borrower and the Servicer shall jointly and severally pay or cause to be paid to each Lender a facility fee equal to the Facility Fee Amount for such Settlement Date with respect to such Lender. The Facility Fee Amount due to each Lender shall commence to accrue on the date of this Agreement and shall cease to accrue on the date on which the Commitment of such Lender shall expire or be terminated as provided herein. The Facility Fee Amounts shall be paid, in immediately available funds, to the Administrative Agent for distribution among the Lenders. Once paid, no Facility Fee Amount shall be refundable under any circumstances. At least one Business Day prior to the first Settlement Date following the Restatement Closing Date, the Borrower shall deposit funds into the Collection Account sufficient to pay the Facility Fee Amount payable on such Settlement Date to the extent that funds sufficient to pay such Facility Fee Amount are not then on deposit in the Collection Account.

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SECTION 3.03       Increased Costs, etc. The Borrower agrees to reimburse each Lender for an increase in the cost of, or any reduction in the amount of any sum receivable by a Lender, including reductions in the rate of return on a Lender’s capital, in respect of making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans (or otherwise affecting this Agreement, any Funding Agreement or the Loans made by such Lender or participation therein) that arise in connection with any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in, in each case, after the date hereof, of any law or regulation, directive, guideline, accounting rule, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority (including changes imposed on the London interbank market), except for such changes with respect to increased capital costs and Taxes, which are governed by Sections 3.04 and 3.05, respectively. Each such demand shall be provided by a Lender to the Borrower in writing and shall state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate the Lender for such increased cost or reduced amount or return. Such additional amounts shall be payable by the Borrower to the Lender within thirty (30) Business Days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such additional amount, a Lender may use any method of averaging and attribution that it shall reasonably deem applicable so long as it applies such method to other similar commercial lending transactions. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) in each case pursuant to Basel III, all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, shall in each case be deemed to be a change in law for purposes of this Section 3.03, regardless of the date enacted, adopted or issued.

SECTION 3.04                  Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation or reinterpretation or phase-in, in each case after the date hereof, of any law or regulation, directive, guideline, accounting rule, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority (except for such changes with respect to Taxes, which are governed by Section 3.05) affects or would affect the amount of capital required or reasonably expected to be maintained by a Lender or any Person controlling a Lender and such Lender reasonably determines that the rate of return on its or such controlling Person’s capital as a consequence of its commitment or the purchases of Loans or the maintenance of the Loans, as applicable, by such Lender is reduced to a level below that which such Lender or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Lender to the Borrower, the Borrower shall pay to such Lender incremental fees sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of a Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail), in the absence of manifest error, shall be conclusive and binding on the Borrower; and provided, further, that the initial payment of such increased commitment fee shall include a payment for accrued amounts due under this Section 3.04 prior to such initial payment. In determining such additional amount, a Lender may use any method of averaging and attribution that it shall reasonably deem applicable so long as it applies such method to other similar commercial lending transactions. Notwithstanding anything herein to the contrary, (x) the Dodd-Frank Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in law for purposes of this Section 3.04, regardless of the date enacted, adopted or issued.

SECTION 3.05       Taxes.

(a)            All payments by the Borrower of principal of, and interest on, the Class A Loans and the Class B Loans and all other amounts (including fees) payable by the Borrower, the Purchaser, the Seller or the Servicer hereunder or under any other Loan Document shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding Excluded Taxes (such non-excluded items being called “Taxes”); provided that, notwithstanding anything herein to the contrary, the Borrower shall not be required to increase any amounts payable to the Lenders with respect to any Taxes that are imposed on a Lender at the time of acquisition of the Loans by a Lender. In the event that any withholding or deduction from any payment to be made by the Borrower, the Purchaser, the Seller or the Servicer hereunder and/or under any other Loan Document is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then the Borrower, the Purchaser, the Seller or the Servicer, as the case may be, will:

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(i)              pay directly to the relevant authority the full amount required to be so withheld or deducted;

(ii)            promptly forward to the affected Lender or its agent an official receipt or other documentation evidencing such payment to such authority; and

(iii)          pay to the affected Lender or its agent such additional amount or amounts as is necessary to ensure that the net amount actually received by the affected Lender will equal the full amount the affected Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against a Lender with respect to any payment received by such Lender or its agent, such Lender or such agent may pay such Taxes and the Borrower, the Purchaser, the Seller or the Servicer will promptly upon receipt of prior written notice stating the amount of such Taxes pay such additional amounts (including any penalties, interest or expenses) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such Lender would have received had not such Taxes been asserted. The Lenders shall make all reasonable efforts to avoid the imposition of any Taxes that would give rise to an additional payment under this Section 3.05(a).

If the Borrower, the Purchaser, the Seller or the Servicer fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to a Lender or its agent the required receipts or other required documentary evidence, the Borrower, the Purchaser, the Seller or the Servicer, as applicable, shall indemnify such Lender, its Affiliates and its agent, if any, for any Taxes and incremental Taxes, interest or penalties that may become payable by such Lender or its agent as a result of any such failure. For purposes of this Section 3.05(a), a distribution hereunder by the agent for a Lender shall be deemed a payment by such Lender.

(b)            Any Lender that is entitled to an exemption from or reduction of United States withholding Tax, with respect to payments hereunder or under any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent and the Account Bank), prior to the Restatement Closing Date (or upon becoming a Lender) and at any time or times prescribed by Requirements of Law or reasonably requested by Borrower or the Administrative Agent or the Account Bank, such properly completed and executed documentation prescribed by Requirements of Law as will permit such payments to be made without United States withholding or at a reduced rate of withholding. In addition, any Lender, if requested by the Borrower or the Administrative Agent or the Account Bank, shall deliver such other documentation prescribed by Requirements of Law or reasonably requested by the Borrower or the Administrative Agent or the Account Bank as will enable the Borrower or the Administrative Agent or the Account Bank to determine whether or not such Lender is subject to United States backup withholding or information reporting requirements.

(c)            Without limiting the generality of the foregoing, if a Lender is entitled to claim an exemption or reduction from United States withholding tax, such Lender agrees with and in favor of the Administrative Agent, to deliver to Borrower (with a copy to the Administrative Agent and the Account Bank) one of the following before receiving its first payment under this Agreement:

(i)              if such Lender is entitled to claim an exemption from, or a reduction of, withholding tax under a United States tax treaty, a properly completed and executed copy of IRS Form W 8BEN;

(ii)            if such Lender is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, a properly completed and executed copy of IRS Form W 8ECI;

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(iii)          if such Lender is entitled to claim that interest paid under this Agreement is exempt from United States withholding tax because such Lender serves as an intermediary, a properly completed and executed copy of IRS Form W 8IMY (with proper attachments); or

(iv)          a properly completed and executed copy of any other form or forms, including IRS Form W 9, as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding or backup withholding tax.

(d)            Each Lender shall provide new forms (or successor forms) upon the expiration or obsolescence of any previously delivered forms and promptly notify Borrower and the Administrative Agent and the Account Bank of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

SECTION 3.06       Illegality; Substituted Interest Rates.

(a)            If a Lender shall reasonably determine (which determination shall, upon notice thereof to the Administrative Agent, the applicable Funding Agent, the Servicer and the Borrower, be conclusive and binding on the Borrower absent manifest error) that the introduction of or any change in or in the interpretation of any law, rule or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for any such Lender to make, continue, or maintain any Loan as the SOFR Tranche of such Loan, the obligation of such Person to make, continue or maintain any such Loan as the SOFR Tranche of such Loan shall, upon such determination, forthwith be suspended, in each case, until such Person shall notify the Administrative Agent, the applicable Funding Agent, the Servicer and the Borrower that the circumstances causing such determination no longer exist, and such Lender shall immediately convert all Loans of any such Lender, as applicable, into the CP Tranche of such Loans, or if the Lender is unable to convert the Loans into the CP Tranche of such Loans, into the Base Rate Tranche of such Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

(b)            In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as the SOFR Tranche of such Loan ) as a result of:

(i)              any repayment or prepayment of the principal amount of any portion of the SOFR Tranche on a date other than the scheduled last day of the Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);

(ii)            any Loan not being made as a Loan under the SOFR Tranche after a request for such a Loan has been made in accordance with the terms contained herein due to a failure of any condition precedent in the control of the Borrower;

(iii)          any Loan not being continued as a Loan under the SOFR Tranche after a request for such continuation or conversion has been made in accordance with the terms contained herein due to a failure of any condition precedent in the control of the Borrower;

(iv)          any assignment of a Loan under the SOFR Tranche on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 3.07;

(v)            the conversion of any SOFR Tranche other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default); or

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(vi)          the failure to borrow, convert, continue or prepay any SOFR Tranche on the date specified in any notice delivered pursuant hereto;

then, upon the written notice of such Lender to the Administrative Agent, the applicable Funding Agent and the Borrower (which shall set forth the basis for such request), the Borrower shall pay to the Administrative Agent for the account of the applicable Funding Agent and by such Funding Agent directly to such Lender or Recipient on the next Settlement Date after receipt of such notice, such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense; provided that if there is a shortfall in the payment of such amount on such Settlement Date, the amount of such shortfall shall remain outstanding until paid. Such written notice (which shall include calculations in reasonable detail and the basis for requesting such amounts) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

SECTION 3.07       Benchmark Replacement Setting.

(a)            Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent and the Borrower may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from the Majority Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 3.07(a) will occur prior to the applicable Benchmark Transition Start Date.

(b)            Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Interest Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Interest Rate Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document (except as otherwise set forth in the definition of Interest Rate Conforming Changes).

(c)            Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Interest Rate Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to this Section 3.07(c). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.07, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.07. None of the Account Bank, the Custodian or the Backup Servicer shall be (i) responsible for making any decisions or determinations in connection with any Benchmark Replacement or Benchmark Transition Event or (ii) have any liability for any determination, decision or election made by or on behalf of the Administrative Agent or the Borrower in connection with a Benchmark Transition Event or a Benchmark Replacement, and each Lender will be deemed to waive and release any and all claims against the Account Bank, the Custodian and the Backup Servicer relating to any such determination, decision or election.

(d)            Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

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(e)            Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Loan of, conversion to or continuation of Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to the Loans to accrue at the Class A CP Yield Rate, with respect to a Conduit Lender if the CP Cost of Funds Rate is available, or otherwise at the Base Yield Rate.

ARTICLE IV
COLLECTIONS AND SETTLEMENT; ACCOUNTS

SECTION 4.01       Deposit and Application of Collections.

(a)            The Borrower shall cause the Servicer, within two (2) Business Days of receipt thereof, to deposit into the Collection Account all Collections received on each Business Day, in accordance with Section 4.2(e) of the Sale and Servicing Agreement.

(b)            On each Settlement Date, Available Funds on deposit in the Collection Account shall be distributed in accordance with Section 5.7 of the Sale and Servicing Agreement.

SECTION 4.02                  Payments Generally.

(a)            The Borrower shall make each payment (including principal of or interest on any Loans or any Facility Fee Amounts or other amounts) hereunder and under any other Loan Document not later than 12:00 noon, New York City time, on the date when due in immediately available dollars, without setoff, defense or counterclaim. Any funds received after that time will be deemed to have been received on the next Business Day. Each such payment shall be made (x) if such payment is to the Administrative Agent or Class A Lenders, to the Administrative Agent and (y) if such payment is to the Class B Lenders, to the Class B Lenders, in each case at such place as may be designated from time to time by the Administrative Agent or the Class B Lenders, as applicable, in writing to the Borrower and the Lenders. Notwithstanding any provision in this Agreement to the contrary, all payments hereunder and under any other Loan Document that shall be made to the Class B Lenders shall be made directly to the Class B Lenders and not to the Administrative Agent.

(b)            Except as otherwise expressly provided herein, whenever any payment (including principal of or interest on any Loans or any Facility Fee Amounts or other amounts) hereunder or under any other Loan Document shall become due, or otherwise would occur, on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or Facility Fee Amounts, if applicable.

SECTION 4.03       Collection Account.

(a)            The Servicer shall establish and maintain with the Account Bank a segregated account (the “Collection Account”) in the name of the Borrower, for the benefit of the Collateral Agent, on behalf and for the benefit of the Secured Parties, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Collateral Agent on behalf of the Secured Parties. Except as otherwise provided in this Section 4.03, the Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Collection Account and in all proceeds thereof. The Collection Account shall be at all times an Eligible Account and under the sole dominion and control of the Collateral Agent for the benefit of the Secured Parties. Funds on deposit in the Collection Account shall be invested at the written direction of the Instructing Party in Eligible Investments. Funds on deposit in the Collection Account on any Business Day, after giving effect to any withdrawals from and deposits to the Collection Account on such Business Day, shall be invested by the Account Bank at the instruction of the Instructing Party in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The Account Bank shall have no obligation to invest or reinvest any funds received after 11:00 a.m. (Minneapolis time) on the day of deposit. Instructions to invest or reinvest that are received after 11:00 a.m. (Minneapolis time) will be treated as if received on the following Business Day in Minnesota. The Account Bank shall have the power to sell or liquidate the foregoing investments whenever the Account Bank shall be required to release funds from the Collection Account pursuant to the terms hereof. The Account Bank shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of funds on deposit in the Collection Account taken at the direction of the Instructing Party.

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(b)            On each Business Day, the investment earnings, if any, since the preceding Business Day on funds on deposit in the Collection Account shall be retained in the Collection Account for application in accordance with Section 5.7 of the Sale and Servicing Agreement.

SECTION 4.04       Reserve Account.

(a)            The Servicer shall establish and maintain with the Account Bank a segregated account (the “Reserve Account”) in the name of the Borrower, for the benefit of the Collateral Agent, on behalf and for the benefit of the Secured Parties, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Secured Parties. Except as otherwise provided in this Section 4.04, the Collateral Agent shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be at all times an Eligible Account and under the sole dominion and control of the Collateral Agent for the benefit of the Secured Parties. Funds in the Reserve Account shall be withdrawn in accordance with Section 5.5 of the Sale and Servicing Agreement. Funds on deposit in the Reserve Account on any Business Day, after giving effect to any withdrawals from and deposits to the Reserve Account on such Business Day, shall be invested by the Account Bank at the instruction of the Instructing Party in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the following Business Day. The Account Bank shall have no obligation to invest or reinvest any funds received after 11:00 a.m. (Minneapolis time) on the day of deposit. Instructions to invest or reinvest that are received after 11:00 a.m. (Minneapolis time) will be treated as if received on the following Business Day in Minnesota. The Account Bank shall have the power to sell or liquidate the foregoing investments whenever the Account Bank shall be required to release funds from the Reserve Account pursuant to the terms hereof. The Account Bank shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of funds on deposit in the Reserve Account taken at the direction of the Instructing Party.

(b)            On each Business Day, the investment earnings, if any, since the preceding Business Day on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that amounts on deposit in the Reserve Account would otherwise be less than the Required Reserve Account Amount and otherwise shall be deposited in the Collection Account.

SECTION 4.05       [Reserved].

SECTION 4.06        ccount Income.

(a)            Any and all income earned on Collateral on deposit in the Pledged Accounts as a result of the investment thereof in accordance with the terms of this Agreement and any distribution thereof will be subject to the applicable U.S. federal tax withholding and reporting laws and regulations. Any and all income earned on Collateral on deposit in the Pledged Accounts as a result of the investment thereof in accordance with the terms of this Agreement shall be treated by the Account Bank and by the Borrower as earned by the Borrower for U.S. federal income tax purposes, and the Account Bank shall, to the extent required by U.S. federal tax laws and regulations, (i) report, or cause to be reported, to the Borrower and to the U.S. Internal Revenue Service, in the year of disbursement (on a calendar year basis in accordance with U.S. federal reporting laws and regulations), the amount of income earned on the Collateral on deposit in the Pledged Accounts (if any) in connection with the investment thereof in accordance with the terms of this Agreement, (ii) be authorized to withhold, or cause to be withheld, from the Collateral on deposit in the Pledged Accounts, including (without limitation) from any and all distributions of Collateral on deposit in the Pledged Accounts, the amount of U.S. federal withholding tax (at the withholding rate then applicable) allocable to the income earned, and the Account Bank intends to withhold the amount of the U.S. federal withholding tax unless it has been provided with evidence (satisfactory to the Account Bank) that an applicable exemption therefrom for the Borrower is available, and (iii) remit, or cause to be remitted, to the U.S. Internal Revenue Service the amount of tax so withheld and report the total amount of such withholding to the Borrower, in each case in accordance with applicable U.S. federal tax withholding and reporting laws and regulations applicable to it.

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(b)            Borrower will provide the Account Bank with appropriate W-9 forms for taxpayer identification certifications and any other tax related documentation reasonably requested by the Account Bank. Notwithstanding anything contained herein to the contrary, (i) the obligations of the Account Bank under this paragraph shall survive the termination of this Agreement, provided however, that such obligations shall cease immediately upon the resignation or removal of the Account Bank, and (ii) the obligations of the Borrower under this paragraph shall survive the termination of this Agreement and the resignation or removal of the Account Bank.

(c)            Citigroup Inc., its affiliates, and its employees are not in the business of providing tax or legal advice to any taxpayer outside of Citigroup Inc. and its affiliates. The Loan Documents, and any amendments or attachments are not intended or written to be used, and cannot be used or relied upon, by any such taxpayer or for the purpose of avoiding tax penalties. Any such taxpayer should seek advice based on the taxpayer’s particular circumstances for an independent tax advisor.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

SECTION 5.01                  Representations and Warranties of the Borrower. The Borrower makes the following representations and warranties (references to the Borrower hereunder include the Purchaser), on which each Class A Lender relies in making each Class A Loan, on which each Class B Lender relies in making each Class B Loan and on which the Collateral Agent relies in receiving a security interest in the Receivables and the other Collateral related thereto under the Security Agreement. Such representations are made as of the date of this Agreement, as of each applicable Funding Date, and after giving effect to the making of each applicable Loan (as if made as of the making of each such Loan), unless such representation or warranty expressly refers to an earlier date, in which case such representation or warranty is made as of the date of this Agreement and as of the applicable Funding Date, but speaks as of the date referenced therein, and shall survive the issuance of the Loans, the making of each Loan and the grant of a security interest in the Receivables and the other Collateral related thereto to the Collateral Agent for the benefit of the Secured Parties under the Security Agreement.

(a)            Representations and Warranties of Purchaser and Borrower under Loan Documents. Each representation and warranty made by Page Eight Funding LLC (including any representation or warranty made by it as Purchaser or Borrower) in the Loan Documents to which it is a party is true and correct and is hereby made for the benefit of the Lenders and the Administrative Agent as if set forth herein in full.

(b)            Other Obligations. The Borrower is not in default in the performance, observance or fulfillment of any obligation, covenant or condition in any of the Loan Documents to which it is a party or in any other agreement or instrument to which it is a party or by which it is bound.

(c)            Regulations T, U and X. No proceeds of any Loan will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Loan to be a “purpose credit” within the meaning of Regulation U. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or otherwise conflict with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

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(d)            Investment Company Status. The Borrower is not, nor will the consummation of the transactions contemplated by the Loan Documents cause the Borrower to be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), or a company “controlled” by an investment company within the meaning of the Investment Company Act. The consummation of the transactions contemplated by the Loan Documents will not violate any provision of the Investment Company Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder. The Borrower is not a “covered fund” as defined in the Final Regulations implementing Section 619 of the Dodd- Frank Wall Street Reform and Consumer Protection Act in reliance on the exemption from definition of “investment company” under Section 3(c)(5) of the Investment Company Act (although there may be other exemptions available). The transactions contemplated hereby do not create an ownership interest in the Borrower in favor of the Administrative Agent, the Collateral Agent or the Lenders for purposes of the Volcker Rule. Although the Borrower is not relying on Rule 3a-7 under the Investment Company Act for purposes of either (i) exemption from registration under the Investment Company Act or (ii) a determination whether or not the Borrower is a “covered fund” for purposes of the Volcker Rule, for the benefit of the Conduit Lenders (A) each Receivable owned by the Borrower is an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act, and (B) each Class A Loan is an “eligible asset” as defined in Rule 3a-7 under the Investment Company Act. The Borrower is not subject to regulation under any applicable law (other than Regulation X of the Board of Governors of the Federal Reserve System) that limits its ability to incur Indebtedness.

(e)            Full Disclosure. The information, reports, financial statements, exhibits, schedules, officer’s certificates and other documents furnished by or on behalf of the Borrower to the Purchaser, the Seller, the Servicer, any Class A Lender, any Class B Lender, the Administrative Agent, the Backup Servicer, the Account Bank, the Custodian or any Hired NRSRO in connection with any particular Loan or the negotiation, preparation, delivery or performance of this Agreement, the Loans, the Security Agreement, the Sale and Servicing Agreement and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, taken as a whole, are true and correct (or, in the case of projections, are based on good faith reasonable estimates) on the date as of which such information is stated or certified and do not and will not contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading. All such financial statements fairly present the financial condition of the Borrower as of the date specified therein (subject to normal year-end audit adjustments) all in accordance with GAAP. On such date, the Borrower had no material contingent liabilities, liabilities for taxes, or unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in such financial statements as of such date. There is no fact known to the Borrower, after due inquiry, that would have a Material Adverse Effect or result in a Material Adverse Change and that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing filed with the Commission or otherwise furnished to the any Class A Lender, any Class B Lender and each Hired NRSRO for use in connection with the transactions contemplated hereby or thereby.

(f)             Title to Receivables.

(i)              As of each Funding Date (i) each Related Receivable and the Other Conveyed Property transferred on such Funding Date has been purchased in the ordinary course of business by the Borrower from the Seller in accordance with the terms of the Sale and Servicing Agreement, and the Borrower has thereby irrevocably obtained all right, title and interest in and to, is the sole owner of, and has the legal right to sell, such Related Receivable and the Other Conveyed Property, and such Related Receivable and the Other Conveyed Property has been transferred to the Borrower free and clear of any Lien other than any Lien created by this Agreement or the Security Agreement and in compliance with all Requirements of Law applicable to the Borrower; (ii) no effective financing statement or other similar instrument covering any Related Receivable of the Borrower or any Other Conveyed Property is on file in any recording office, other than in favor of the Collateral Agent for the benefit of the Secured Parties; and (iii) the Collateral includes all Receivables owned by the Borrower.

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(ii)            The Borrower owns and will own each item that it pledges as Collateral, free and clear of any and all Liens (including, without limitation, any tax liens), other than Liens created pursuant to this Agreement or the Security Agreement. Other than the security interest in the Collateral granted to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement, the Borrower has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. No security agreement, financing statement or other public notice similar in effect with respect to all or any part of the Collateral is or will be on file or of record in any public office or authorized by the Borrower, except (A) such as have been or may hereinafter be filed with respect to the Collateral pursuant to the Loan Documents, and (B) such as shall be terminated as to the Collateral no later than concurrently with the pledge of such Collateral under the Security Agreement. The Borrower is not aware of any judgment or tax lien filings against the Borrower.

(iii)          The Sale and Servicing Agreement is effective to create, as collateral security for the obligations of the Seller to the Borrower thereunder, a valid, enforceable and continuing Lien on or ownership interest in the Purchaser Property in favor of the Borrower, to the extent it is a Lien, which Lien has been validly pledged to the Collateral Agent for the benefit of the Secured Parties. The Security Agreement is effective to create, as collateral security for the Loans and the other obligations to the Lenders, a valid and enforceable Lien on the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties.

(iv)          The Liens created pursuant to the Security Agreement (a) constitute a perfected security interest in the Collateral in favor of the Collateral Agent for the benefit of the Secured Parties, (b) are prior to all other Liens of all other Persons that may be perfected by filing a financing statement under Article 9 of the Uniform Commercial Code and (c) are enforceable as such as against all other Persons.

(v)            Upon delivery of Contracts evidencing the Receivables to the Collateral Agent or its custodian in accordance with Section 2.1(a) of the Sale and Servicing Agreement, the Lien created pursuant to the Security Agreement will constitute a perfected security interest in such Contracts in favor of the Collateral Agent for the benefit of the Secured Parties, which Lien will be prior to all other Liens of all other Persons that may be perfected by possession of such Contracts under Article 9 of the Uniform Commercial Code and which Lien is enforceable as such as against all other Persons.

(vi)          All financing statements and continuation statements and amendments thereto, if any, have been executed and filed that are necessary to continue and maintain the perfection of the first priority security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral and their proceeds.

(vii)         The Borrower is not aware of any material judgment, ERISA or tax lien filings against the Borrower.

(g)            No Funding Termination Date. No Funding Termination Date has occurred; nor has any fact or event occurred which, with the giving of notice or the passage of time or both, would cause a Funding Termination Date to occur.

(h)            Ownership of Properties. The Borrower has good and marketable title to any and all of its properties and assets, subject only to the Liens under the Security Agreement.

(i)              Legal Counsel, etc. The Borrower has consulted with its own legal counsel and independent accountants to the extent it has deemed necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated by this Agreement and the other Loan Documents, and the Borrower is not participating in such transactions in reliance on any representations of a Lender or its Affiliates or counsel, with respect to tax, accounting, regulatory or any other matters, other than the representations and warranties of the Lenders set forth in Section 5.03.

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(j)              Loan Documents. The Borrower has furnished to the Lenders true, accurate and (except as otherwise consented to by the Lenders) complete copies of all other Loan Documents as of the date of this Agreement, all of which Loan Documents are in full force and effect as of the date of this Agreement and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date. The Borrower is not in default under any of its obligations under the Loan Documents.

(k)            Eligible Receivables. All of the Receivables included in the Total Borrowing Base are Eligible Receivables.

(l)              No Fraudulent Conveyance. As of the Restatement Closing Date and immediately after giving effect to each Loan, the fair value of the assets of the Borrower is greater than the fair value of its liabilities (including, without limitation, contingent liabilities of the Borrower), and the Borrower is and will be solvent, does and intends to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. The Borrower does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Borrower is not in default under any material obligation to pay money to any Person. The Borrower is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Borrower or any of its assets. The Borrower is not transferring any Collateral with any intent to hinder, delay or defraud any of its creditors. The Borrower will not use the proceeds from the transactions contemplated by this Agreement or any other Loan Document to give any preference to any creditor or class of creditors. The Borrower has given fair consideration and reasonably equivalent value in exchange for the sale of the Receivables by CPS under the Sale and Servicing Agreement.

(m)          No Other Business. The Borrower engages in no business activities other than the purchase or acquisition of the Collateral, pledging the Collateral under the Security Agreement, transferring the Collateral in connection with Securitization Transactions and in connection with whole-loan or other asset sales, issuing the Loans and other activities relating to the foregoing to the extent permitted by the organizational documents of the Borrower as in effect on the date hereof, or as amended with the prior written consent of the Administrative Agent. Without limitation of the foregoing, the Borrower is not a borrower of securities other than the Loans or a borrower under any loan or financing agreement, facility or other arrangement other than the facility established pursuant to this Agreement and the other Loan Documents. The Borrower is not party to any agreement, covenant or undertaking that restricts the power or authority of the Borrower, acting without the consent of any other Person, to amend, waive or otherwise modify any provision of this Agreement or any other Loan Document.

(n)            No Indebtedness. The Borrower has no Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of the Loan Documents.

(o)            ERISA. The Borrower does not maintain any Plans. Neither the Borrower nor any Affiliate of the Borrower (other than MFN under the MFN Financial Corporation Pension Plan and CPS under its defined contribution (401(k)) plan) has any obligations or liabilities with respect to any Plans or Multiemployer Plans, nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five-year period prior to the date this representation is made or deemed made. All Plans maintained by the Borrower or any Affiliate are in substantial compliance with all applicable laws (including ERISA). The Borrower is not an employer under any Multiemployer Plan.

(p)            Rule 17g-5. The Borrower has complied with the representations, certifications and covenants made to Standard & Poor’s (the “Hired NRSRO”) in connection with the engagement of the Hired NRSRO to issue and monitor a credit rating on the Class A Loans and the Class B Loans, including any certification provided to the Hired NRSRO in connection with clause (a)(3)(iii) of Rule 17g-5 of the Exchange Act (“Rule 17g-5”). The Borrower and CPS are the sole parties responsible for compliance with Rule 17g-5 in connection with the issuance and monitoring of the credit ratings on the Class A Loans and the Class B Loans.

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(q)            Anti-Money Laundering and Anti-Terrorism. The Borrower and its subsidiaries are conducting and will continue to conduct their business in compliance with Anti-Corruption Laws. The Borrower and its subsidiaries have implemented, maintain, and will continue to maintain in effect policies and procedures to ensure compliance by each of the Borrower and its subsidiaries and their respective directors, officers, employees, and agents, with Anti-Corruption Laws. None of the Borrower or any of its parents or subsidiaries, or any of their respective directors, officers, or employees, or to the knowledge of any of the Borrower, the affiliates or agents of the Borrower, or any of their respective subsidiaries, is a Sanctioned Person, or located, organized, or resident in a Sanctioned Jurisdiction.

(r)             Increased Fees and Costs. The execution, delivery or performance of any Loan Document by the Borrower and the consummation of any transaction contemplated thereby shall not result in (i) any fees, costs, expenses or penalties payable by the Borrower or any of its Affiliates or Subsidiaries arising out of or relating to any other instrument, agreement or contract to which the Borrower or such Affiliate or Subsidiary is a party or to which its property is subject (any such instrument, agreement or contract, an “Unrelated Borrower Agreement”) or (ii) any default, event of default, event of termination, event of acceleration, trigger event or similar event under any Unrelated Borrower Agreement or otherwise breach or violate the terms of any Unrelated Borrower Agreement.

(s)             Borrowing Base Certificate. The information set forth in each Borrowing Base Certificate delivered pursuant to the terms of the Loan Documents is true and correct in all material respects as of the date delivered.

(t)              Ownership of Borrower. CPS owns beneficially and of record 100% of the Class A membership interests in the Borrower free and clear of all Liens (other than the Lien granted to the Collateral Agent under the Pledge Agreement), and TFC Enterprises LLC beneficially and of record 100% of the Class B membership interests in the Borrower free and clear of all Liens. The Borrower is a disregarded entity for federal income tax purposes and no election has been made or will be made to treat the Borrower as a corporation or an association taxable as a corporation for federal income tax purposes.

(u)            Payments in the Ordinary Course of Business. Each payment of principal or interest on the Loans by or on behalf of Borrower shall be (i) a payment of a debt incurred by Borrower in the ordinary course of business or financial affairs of Borrower, and (ii) made in the ordinary course of business or financial affairs of Borrower.

SECTION 5.02                  Representations and Warranties of CPS. CPS makes the following representations and warranties, on which the Borrower relies in purchasing the Receivables and the Other Conveyed Property related thereto and on which each Lender relies in making its Loans. Such representations and warranties are made as of the date of this Agreement, as of each Funding Date and after giving effect to the making of each applicable Loan (as if made as of the making of each such Loan), unless such representation or warranty expressly refers to an earlier date, in which case such representation or warranty is made as of the date of this Agreement and as of the applicable Funding Date, but speaks as of the date referenced therein, and shall survive the sale by CPS to the Purchaser of the Receivables and the Other Conveyed Property related thereto under the Sale and Servicing Agreement, the making of the Class A Loans and the Class B Loans, and the grant of a security interest in the Receivables and the other Collateral related thereto by the Borrower to the Collateral Agent for the benefit of the Secured Parties under the Security Agreement.

(a)            Representations and Warranties of CPS under Loan Documents. Each representation and warranty made by CPS in the Loan Documents to which it is a party (including any representation and warranty made by it as Seller or Servicer) is true and correct and is hereby made for the benefit of the Lenders and the Administrative Agent as if set forth in full herein.

(b)            Investment Company Status. CPS is not, nor will the consummation of the transactions contemplated by the Loan Documents cause CPS to be, an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act or a company “controlled by” an investment company within the meaning of the Investment Company Act. The consummation of the transactions contemplated by this Agreement and each other Loan Document to which CPS is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder. CPS is not subject to regulation under any applicable law (other than Regulation X of the Board of Governors of the Federal Reserve System) that limits its ability to incur Indebtedness.

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(c)            No Material Adverse Effect; No Default. (i) CPS is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could reasonably be expected to have, and no provision of applicable law or governmental regulation has had or would have a Material Adverse Effect and (ii) other than the defaults set forth on Schedule C to the Sale and Servicing Agreement, CPS is not in default under or with respect to any contract, agreement, lease or other instrument to which CPS is a party and which is material to CPS’s condition (financial or otherwise), business, operations or properties, and CPS has not delivered or received any notice of default thereunder, other than such defaults as have been waived and as to which the Lenders have been provided with a copy of such waiver.

(d)            Regulations T, U and X. No proceeds of any Loan will be used, directly or indirectly, by CPS for the purpose of purchasing or carrying any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry Margin Stock or for any other purpose which might cause any Loan to be a “purpose credit” within the meaning of Regulation U. Neither the making of any Loan hereunder, nor the use of the proceeds thereof, will violate or otherwise conflict with the provisions of Regulations T, U or X of the Board of Governors of the Federal Reserve System.

(e)            Security Interest. Notwithstanding the intent of the parties set forth in Section 2.2 of the Sale and Servicing Agreement, the Sale and Servicing Agreement is effective to create a valid and enforceable Lien on the Receivables and the Other Conveyed Property in favor of the Borrower. The Lien created pursuant to the Sale and Servicing Agreement (a) constitutes a perfected security interest in the Receivables and the Other Conveyed Property in favor of the Borrower, (b) is prior to all other Liens (other than the Lien granted to the Collateral Agent under the Security Agreement), if any, on the Receivables and the Other Conveyed Property, and (c) is enforceable as such as against all Persons. The Security Agreement is effective to create a valid and enforceable Lien on the Collateral in favor of the Collateral Agent. The Pledge Agreement is effective to create a valid and enforceable Lien on the Pledged LLC Interests in favor of the Collateral Agent. The Lien created pursuant to the Security Agreement and the Pledge Agreement, as applicable, (a) constitutes a perfected security interest in the Collateral and the Pledged LLC Interests, as applicable, in favor of the Lenders, (b) is prior to all other Liens, if any, on the Collateral or the Pledged LLC Interests, as applicable, and (c) is enforceable as such as against all Persons. As of the Restatement Closing Date and as of each Settlement Date, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to continue and maintain the perfection of the first priority security interest (i) of the Borrower against the Seller in the Receivables and Other Conveyed Property and (ii) of the Collateral Agent against the Borrower in the Collateral and the Pledged LLC Interests.

(f)             Full Disclosure. The information, reports, financial statements, exhibits, schedules, officer’s certificates and other documents furnished by or on behalf of CPS, the Servicer, the Seller or any of their respective Affiliates to the Borrower, the Purchaser, any Class A Lender, any Class B Lender, the Administrative Agent, the Backup Servicer, the Account Bank, the Custodian or the Hired NRSRO in connection with any particular Loan or the negotiation, preparation, delivery or performance of this Agreement, the Loans and the other Loan Documents or included herein or therein or delivered pursuant hereto or thereto, taken as a whole, are true and correct (or, in the case of projections, are based on good faith reasonable estimates) on the date as of which such information is stated or certified and do not and will not contain an untrue statement of a material fact, or omit to state any material fact necessary to make the statements herein or therein contained, in the light of the circumstances under which they were made, not misleading. All such financial statements fairly present the financial condition of CPS or such Affiliates as of the date specified therein (subject to normal year-end audit adjustments) all in accordance with GAAP. On such date, neither CPS nor any of its Affiliates had any material contingent liabilities, liabilities for taxes, or unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in such financial statements as of such date. There is no fact known to CPS or any of its Affiliates, after due inquiry, that would have a Material Adverse Effect or result in a Material Adverse Change and that has not been disclosed herein, in the other Loan Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing filed with the Commission or otherwise furnished to any Class A Lender, any Class B Lender and the Hired NRSRO for use in connection with the transactions contemplated hereby or thereby.

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(g)            ERISA. Neither CPS nor any of its Affiliates maintain any Plans (other than CPS’s defined contribution (401(k)) plan and the MFN Financial Corporation Pension Plan). Neither CPS nor any of its Affiliates has any obligations or liabilities with respect to any Plans or Multiemployer Plans (other than CPS’s defined contribution (401(k)) plan and the MFN Financial Corporation Pension Plan), nor have any such Persons had any obligations or liabilities with respect to any such Plans during the five-year period prior to the date this representation is made or deemed made. All Plans maintained by CPS or any of its Affiliates are in substantial compliance with all applicable laws (including ERISA). CPS is not an employer under any Multiemployer Plan.

(h)            Borrowing Base Certificate. The information set forth in each Borrowing Base Certificate delivered pursuant to the terms of the Loan Documents is true and correct in all material respects as of the date delivered.

(i)              Rule 17g-5. CPS has complied with the representations, certifications and covenants made to the Hired NRSRO in connection with the engagement of the Hired NRSRO to issue and monitor a credit rating on the Class A Loans and the Class B Loans, including any certification provided to the Hired NRSRO in connection with clause (a)(3)(iii) of Rule 17g-5. The Borrower and CPS are the sole parties responsible for compliance with Rule 17g-5 in connection with the issuance and monitoring of the credit ratings on the Class A Loans and the Class B Loans.

(j)              Anti-Money Laundering and Anti-Terrorism. CPS and its subsidiaries are conducting and will continue to conduct their business in compliance with Anti-Corruption Laws. CPS and its subsidiaries have implemented, maintain, and will continue to maintain in effect policies and procedures to ensure compliance by each of CPS and its subsidiaries and their respective directors, officers, employees, and agents, with Anti-Corruption Laws. None of CPS or any of its parents or subsidiaries, or any of their respective directors, officers, or employees, or to the knowledge of any of CPS, the affiliates or agents of CPS, or any of their respective subsidiaries, is a Sanctioned Person, or located, organized, or resident in a Sanctioned Jurisdiction.

(k)            Increased Fees and Costs. The execution, delivery or performance of any Loan Document by CPS and the consummation of any transaction contemplated thereby shall not result in (i) any fees, costs, expenses or penalties payable by CPS or any of its Affiliates or Subsidiaries arising out of or relating to any other instrument, agreement or contract to which CPS or such Affiliate or Subsidiary is a party or to which its property is subject (any such instrument, agreement or contract, an “Unrelated CPS Agreement”) or (ii) any default, event of default, event of termination, event of acceleration, trigger event or similar event under any Unrelated CPS Agreement or otherwise breach or violate the terms of any Unrelated CPS Agreement.

(l)              Funding Termination Date. No Funding Termination Date has occurred; nor has any fact or event occurred which, with the giving of notice or the passage of time or both, would cause a Funding Termination Date to occur.

(m)          Legal Counsel, etc. CPS has consulted with its own legal counsel and Independent Accountants to the extent it has deemed necessary regarding the tax, accounting and regulatory consequences of the transactions contemplated by this Agreement and the other Loan Documents, and CPS is not participating in such transactions in reliance on any representations of a Lender or its Affiliates or counsel, with respect to tax, accounting, regulatory or any other matters, other than the representations and warranties of the Lenders set forth in Section 5.03.

(n)            Loan Documents. The Borrower has furnished to the Lenders true, accurate and (except as otherwise consented to by the Lenders) complete copies of all other Loan Documents as of the date of this Agreement, all of which Loan Documents are in full force and effect as of the date of this Agreement and no terms of any such agreements or documents have been amended, modified or otherwise waived as of such date. CPS is not default under any of its obligations under the Loan Documents.

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(o)            Eligible Receivables. All of the Receivables included in the Total Borrowing Base are Eligible Receivables.

(p)            No Fraudulent Conveyance. As of the Restatement Closing Date and immediately after giving effect to each Loan, the fair value of the assets of the Seller is greater than the fair value of its liabilities (including, without limitation, contingent liabilities of the Seller), and the Seller is and will be solvent, does and intends to pay its debts as they mature and does not and will not have an unreasonably small capital to engage in the business in which it is engaged and proposes to engage. The Seller does not intend to incur, or believe that it has incurred, debts beyond its ability to pay such debts as they mature. The Seller is not in default under any material obligation to pay money to any Person. The Seller is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Seller or any of its assets. The Seller is not transferring any Receivables or Other Conveyed Property with any intent to hinder, delay or defraud any of its creditors. The Seller will not use the proceeds from the transactions contemplated by this Agreement or any other Loan Document to give any preference to any creditor or class of creditors. The Seller has received fair consideration and reasonably equivalent value in exchange for the sale of the Receivables and the Other Conveyed Property by it under the Sale and Servicing Agreement.

(q)            No Material Adverse Effect; No Default. (i) Neither CPS nor any of its Affiliates is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could have, and no provision of applicable law or governmental regulation has had or could reasonably be expected to have a Material Adverse Effect and (ii) neither CPS nor any of its Affiliates is in default under or with respect to any contract, agreement, lease or other instrument to which CPS or any of its Affiliates is a party and which is material to CPS’s or such Affiliate’s condition (financial or otherwise), business, operations or properties, and neither CPS nor any of its Affiliates has delivered or received any notice of default thereunder, other than such defaults as have been waived. Neither CPS nor the Borrower is party to any agreement, covenant or undertaking that restricts the power or authority of CPS or the Borrower, acting without the consent of any other Person, to amend, waive or otherwise modify any provision of this Agreement or any other Loan Document.

(r)             Ownership of Borrower. CPS owns beneficially and of record (i) 100% of the Class A membership interests in the Borrower free and clear of all Liens (other than the Lien granted to the Collateral Agent under the Pledge Agreement), and (ii) 100% of the membership interests in TFC Enterprises LLC free and clear of all Liens, which owns beneficially and of record 100% of the Class B membership interests in the Borrower free and clear of all Liens. The Borrower is a disregarded entity for federal income tax purposes and no election has been made or will be made to treat the Borrower as a corporation or an association taxable as a corporation for federal income tax purposes.

ARTICLE VI
CONDITIONS

SECTION 6.01                  Conditions Precedent to Initial Loan Following the Restatement Closing Date. Each Class A Lender will have no obligation to make the Class A Loans hereunder, and each Class B Lender will have no obligation to make the Class B Loans hereunder, unless:

(a)            each of the Loan Documents shall be in form and substance satisfactory to each Lender and in full force and effect, and all consents, waivers and approvals necessary for the consummation of the transactions contemplated by the Loan Documents shall have been obtained and shall be in full force and effect;

(b)            all conditions under Section 2.1(b) of the Sale and Servicing Agreement shall have been satisfied and all conditions set forth under Section 6.02 hereof shall have been satisfied;

(c)            [reserved];

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(d)            the Borrower shall have paid all fees required to be paid by it on or prior to such date, including all fees required under Section 3.02 hereof;

(e)            the Loans made by the Lenders hereunder shall be entitled to the benefit of the security provided in the Security Agreement and shall constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with the terms hereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

(f)             no Material Adverse Change shall have occurred with respect to CPS or the Borrower since December 31, 2023;

(g)            the Administrative Agent shall have received:

(i)              a duly executed and delivered original counterpart of each Loan Document (other than any Loan Document that contemplates delivery on a date that is after the Restatement Closing Date), in form and substance satisfactory to the Lenders, each such document being in full force and effect;

(ii)            certified copies of charter documents and each amendment thereto, and resolutions of (A) the Board of Directors or other governing authority of each of the Borrower and the Servicer authorizing or ratifying the execution, delivery and performance, respectively, of all Loan Documents to which it is a party, (B) the incurrence of Class A Loans and Class B Loans contemplated hereunder, and (C) the granting of the security interests contemplated under the Loan Documents, certified by the Secretary or an Assistant Secretary of each of the Borrower and the Servicer as of the Restatement Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate;

(iii)          a certificate of the Secretary or an Assistant Secretary of the Borrower and the Servicer, as applicable, certifying the names and the signatures of its officer or officers authorized to sign all transaction documents to which it is a party;

(iv)          a certificate of a senior officer of CPS to the effect that the representations and warranties of CPS, the Seller and the Servicer in this Agreement and the other Loan Documents to which it is a party are true and correct as of the Restatement Closing Date, and that CPS, the Seller and the Servicer have complied in all material respects with all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the date hereof;

(v)            a certificate of a senior officer of the Borrower to the effect that the representations and warranties of the Borrower and the Purchaser in this Agreement and the other Loan Documents to which it is a party are true and correct as of the Restatement Closing Date and that the Borrower and the Purchaser have complied in all material respects with all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the date hereof;

(vi)          legal opinions (including bring-down opinions relating to true sale, non-consolidation, UCC, enforceability and corporate matters), in form and substance satisfactory to the Administrative Agent;

(vii)         evidence satisfactory to the Administrative Agent of the continued effectiveness of all necessary UCC filings, search reports and lien releases;

(viii)       payment of the Administrative Agent’s reasonable out-of-pocket fees and expenses in accordance with Section 3.02(c) hereof;

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(ix)          copies of certificates (long form) or other evidence from the Secretary of State or other appropriate authority of the States of Delaware and California, evidencing the good standing of the Borrower and the Servicer in the States of Delaware and California, in each case, dated no earlier than 15 days prior to the Restatement Closing Date;

(x)            a true and correct copy of the Schedule of Defaults, Breaches and Trigger Events, in the form of Schedule C to the Sale and Servicing Agreement;

(xi)          copies (which may be delivered in electronic format) of any commitment or agreement between the Borrower and the Servicer and any lender or other financial institution, other than any such commitment or agreement (or portion thereof) which the Administrative Agent specifically agrees are not required to be delivered hereunder; and

(xii)         such other documents, opinions and information as the Administrative Agent may reasonably request;

(h)            each of the Administrative Agent and the Class B Lenders shall have completed to its satisfaction its due diligence review and audits of the Borrower and the Servicer and their respective management, controlling stockholders, systems, underwriting, servicing and collection operations, static pool performance and loan files;

(i)              [reserved]; and

(j)              the Lenders shall have received all requisite internal approvals.

SECTION 6.02                  Conditions to Each Loan. The obligation of each Class A Lender to fund any Class A Loan on any Funding Date (including the initial Class A Loan), and the obligation of each Class B Lender to fund any Class B Loan on each Class B Borrowing Date, shall be subject to the conditions precedent that on the date of such Loan, before and after giving effect thereto and to the application of any proceeds therefrom, the following statements shall be true:

(a)            the Funding Termination Date shall not have occurred and will not occur as a result of making such Loan;

(b)            no default under or breach of the Sale and Servicing Agreement or any other Loan Document exists or will exist;

(c)            no later than 1:00 p.m., New York City time, on (i) if such Funding Date is a Settlement Date, the day immediately preceding such Funding Date, or (ii) if such Funding Date is not a Settlement Date, on the day immediately preceding the most recent Settlement Date prior to the requested Funding Date, the Administrative Agent shall have received a properly completed Borrowing Base Certificate from the Servicer in the form of Exhibit A;

(d)            no later than 1:00 p.m., New York City time, on (i) if such Funding Date is a Settlement Date, the day immediately preceding such Funding Date, or (ii) if such Funding Date is not a Settlement Date, on the day immediately preceding the most recent Settlement Date prior to the requested Funding Date, the Administrative Agent shall have received a properly completed and executed Borrowing Request, together with timely receipt of each other item required pursuant to Section 2.03 hereof;

(e)            the Servicer shall have delivered to the Lenders the Servicer’s Certificate for the immediately preceding Accrual Period and Interest Period pursuant to Section 4.9 of the Sale and Servicing Agreement;

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(f)             such Loan shall be in an amount not less than [***];

(g)            no more than two (2) Class A Loans or one (1) Class B Loan shall be made in the same week;

(h)            after giving effect to such Loans, the Class A Loan Balance will not exceed the Class A Maximum Loan Balance and the Class B Loan Balance will not exceed the Class B Maximum Loan Balance;

(i)              after giving effect to such Loans and all Related Receivables being pledged by the Borrower to the Collateral Agent for the benefit of the Secured Parties under the Security Agreement on such date, (x) the Class A Loan Balance, less the amount on deposit in the Reserve Account, will not exceed the Class A Facility Advance Purchase Price Cap (provided, that in order to comply with the foregoing, the Borrower shall reduce the proposed amount of Class A Loans to be borrowed) and (y) the Class A Loan Balance plus the Class B Loan Balance, less the amount on deposit in the Reserve Account, will not exceed the Class B Facility Advance Purchase Price Cap (provided, that in order to comply with the foregoing, the Borrower shall reduce the proposed amount of Class A Loans and/or Class B Loans to be borrowed);

(j)              the representations and warranties made by CPS, the Servicer, the Seller, the Purchaser and the Borrower in the Loan Documents are true and correct as of the date of such requested Loan, with the same effect as though made on the date of such Loan, and the Administrative Agent shall have received (I) a certificate from CPS, the Servicer and the Seller to such effect with respect to its representations and warranties and that CPS, the Servicer and the Seller have complied in all material respects with all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the related Funding Date, and (II) a certificate from the Borrower and the Purchaser to such effect with respect to its representations and warranties and that the Borrower and the Purchaser have complied in all material respects with all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the related Funding Date, which certifications, in each case, may be included in the related Borrowing Request;

(k)            the Collateral Agent (or its custodian) shall (in accordance with the procedures contemplated in Section 3.4 of the Sale and Servicing Agreement) have confirmed receipt of the related Receivable File for each Eligible Receivable included in the Total Borrowing Base calculation and shall have delivered to the Administrative Agent a Trust Receipt with respect to the Receivable Files related to the Related Receivables to be purchased on such Funding Date, or if requested by the Administrative Agent, an aggregate Trust Receipt with respect to the Receivable Files for all of the Receivables; such Receivable File and Trust Receipt, to be delivered by CPS to Borrower, and by Borrower to the Administrative Agent, no later than ten (10) days after the date of origination of each applicable Related Receivable.

(l)              after giving effect to such Loans and all Related Receivables being pledged by the Borrower to the Collateral Agent for the benefit of the Secured Parties under the Security Agreement on such date, there shall be no Borrowing Base Deficiency or Facility Advance Cap Deficiency;

(m)          all limitations and conditions specified in Section 2.02 of this Agreement and in Section 2.1(b) of the Sale and Servicing Agreement shall have been satisfied with respect to the making of such Loan;

(n)            after giving effect to such Loans, no Material Adverse Change with respect to CPS or the Borrower shall have occurred and there shall have been no Material Adverse Effect;

(o)            none of the Borrower, the Purchaser, CPS, the Seller or the Servicer shall have breached any of its covenants under the Loan Documents;

(p)            the Borrower shall have provided the Administrative Agent with all other information that the Administrative Agent may reasonably require upon reasonable advance notice thereof to the Borrower;

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(q)            all amounts due and owing to the Lenders under this Agreement and/or any of the other Loan Documents as of the immediately preceding Settlement Date shall have been paid in full;

(r)             after giving effect to such Loan and the application of proceeds therefrom, no Default or Event of Default shall have occurred and be continuing on and as of the requested Funding Date;

(s)             the Lenders shall have received each written acknowledgment then required by Section 7.01(x), to the extent not previously received;

(t)              on and as of the requested Funding Date, each of the representations and warranties set forth in Section 3.1 of the Sale and Servicing Agreement is true and correct for all Related Receivables being pledged by the Borrower to the Collateral Agent for the benefit of the Secured Parties under the Security Agreement on such date and each Related Receivable is an Eligible Receivable. No such Related Receivable was originated in any jurisdiction in which the Seller is required to be licensed in order to own such Related Receivable unless the Seller has obtained such license prior to owning such Related Receivable. With respect to each such Related Receivable, the applicable Dealer has either been paid or received credit from Seller for all proceeds from the sale of such Related Receivable to the Seller;

(u)            an amount equal to the Required Reserve Account Amount is on deposit in the Reserve Account; and

(v)            the Minimum Excess Spread Requirement is satisfied.

The giving of any notice pursuant to Section 2.03 shall constitute a representation and warranty by the Borrower and CPS that all conditions precedent and, to the extent then applicable, any conditions subsequent, to such Loan have been satisfied.

SECTION 6.03        Ratings Requirement.

(a)            During the Term in its sole discretion, the Administrative Agent may elect to cause the Borrower to obtain a confirmation from Standard & Poor’s that the Ratings Requirement would be satisfied if issued as of the date of such request (such confirmation, a “Ratings Requirement Bring-Down”). Such election shall be made no more often than once per calendar quarter, unless the Administrative Agent has determined in its reasonable discretion that a Material Adverse Change has occurred or could reasonably be expected to occur or that general economic or market conditions have materially and adversely affected the market value or credit quality of the Loans, in which case there shall be no limit to the number of Ratings Requirement Bring-Downs.

(b)            CPS, the Seller, the Servicer, the Borrower and the Purchaser each hereby acknowledge and agree that (i) it shall be the sole obligation of the Borrower and the Seller to satisfy the Ratings Requirement and the Ratings Requirement Bring-Down and not the obligation of either Agent or any Lender, (ii) although the Administrative Agent will make commercially reasonable efforts to assist the Borrower and the Seller in dealing with Standard & Poor’s in connection with satisfaction of the Ratings Requirement and the Ratings Requirement Bring-Down, neither Agent nor any Lender shall (x) be acting as an agent, fiduciary or in any other capacity on behalf of the Borrower, the Seller or any other Person, or (y) have any liability whatsoever, at law, in equity or otherwise, to any Person (including the Borrower, the Purchaser, CPS, the Seller or the Servicer) arising out of, relating to or resulting from any delay or failure in the satisfaction of the Ratings Requirement and the Ratings Requirement Bring-Down, (iii) the Borrower, the Purchaser, CPS, the Seller and the Servicer each hereby waives any and all rights, remedies, actions, causes of action, suits, liabilities and damages, whether arising at law, in equity or otherwise, that it may have or assert against the Lenders, any of their respective Affiliates or any of their or such Affiliate’s respective officers, directors, employees or agents arising out of, relating to or resulting from any such assistance so provided or any delay or failure in the satisfaction of the Ratings Requirement and the Ratings Requirement Bring-Down, and (iv) any such assistance provided to the Borrower, the Seller or any other Person by the Lenders shall not constitute a waiver of (x) the Borrower’s and the Seller’s obligation to satisfy the Ratings Requirement and the Ratings Requirement Bring-Down in any respect, or (y) any rights or remedies of the Lenders arising out of, relating to or resulting from any delay in or failure of the Borrower or the Seller to satisfy the Ratings Requirement and the Ratings Requirement Bring-Down. The Lenders shall be expressly entitled to rely on any legal opinions delivered to any Rating Agency in connection with obtaining or maintaining the required rating on the Loans.

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The giving of any notice pursuant to Section 2.03 shall constitute a representation and warranty by the Borrower and CPS that all conditions precedent and, to the extent then applicable, any conditions subsequent, to such Loan have been satisfied.

ARTICLE VII
COVENANTS

SECTION 7.01        ffirmative Covenants.

Until the Termination Date:

(a)            Notice of Defaults, the Funding Termination Date, Litigation, Adverse Judgments, Etc. CPS or the Borrower, as applicable, shall give notice to each Lender promptly:

(i)              upon CPS or the Borrower, as the case may be, becoming aware of, and in any event within two (2) Business Days after, the occurrence of a Level I Trigger Event, Event of Default or any event of default or default under any other Loan Document, any Class B Member Residual Obligations (as defined in the LLC Agreement, as so defined, the “Class B Member Residual Obligations”) or any other material agreement of CPS or any Specified Affiliate of CPS;

(ii)            upon CPS or the Borrower, as the case may be, becoming aware of, and in any event within two (2) Business Days after, the occurrence of the Funding Termination Date or any fact or event which, with the giving of notice or the passage of time or both, would cause the Funding Termination Date to occur;

(iii)          upon, and in any event within two (2) Business Days after, service of process on CPS, the Borrower or any Specified Affiliate of CPS, as the case may be, or any agent thereof for service of process, in respect of any legal or arbitrable proceedings affecting CPS, the Borrower or any Specified Affiliate of CPS (x) that questions or challenges the validity or enforceability of any of the Loan Documents, (y) in which the amount in controversy exceeds [***] or (z) that, if adversely determined, would cause a Material Adverse Effect;

(iv)          upon, and in any event within two (2) Business Days after, CPS or the Borrower, as the case may be, becoming aware of any event or change in circumstances that could reasonably be expected to have a Material Adverse Effect, constitute a Material Adverse Change or cause an Event of Default;

(v)            upon, and in any event within two (2) Business Days after, CPS or the Borrower, as the case may be, becoming aware of entry of a judgment or decree in respect of CPS, the Borrower or any Specified Affiliate of CPS, its respective assets, any of the Collateral or any of the Pledged LLC Interests in an amount in excess of [***];

(vi)          upon any governmental inquiry, whether formal or informal, or the initiation of any legal process, litigation, arbitration, or administrative, regulatory, judicial or quasi-judicial investigation against or concerning the CPS, the Borrower or any other Specified Affiliate of CPS potentially involving an amount (i) in excess of [***] or (ii) less than [***] and is otherwise material, including without limitation any putative class action; and

(vii)         in advance of it forming any Plans and, upon CPS or the Borrower, as the case may be, becoming aware that it or any Affiliate has any obligations or liabilities with respect to any Plan or Multiemployer Plan (other than obligations of CPS or MFN under the MFN Financial Corporation Pension Plan and under the CPS defined contribution (401(K)) plan).

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Each notice pursuant to this subsection (a) shall be accompanied by a statement of an officer of CPS or the Borrower, as applicable, setting forth details of the occurrence referred to therein and stating what action CPS and the Borrower, as the case may be, have taken or propose to take with respect thereto.

(b)            Taxes. Each of CPS and the Borrower shall pay and discharge all taxes and governmental charges upon it or against any of its properties or assets or its income prior to the date after which penalties attach for failure to pay, except to the extent that CPS or the Borrower, as applicable, shall be contesting in good faith in appropriate proceedings its obligation to pay such taxes or charges, adequate reserves having been set aside for the payment thereof in accordance with GAAP.

(c)            Continuity of Business and Compliance With Agreement and Law. Each of CPS and the Borrower shall:

(i)              preserve and maintain its legal existence;

(ii)            comply with the requirements of all applicable laws, rules, regulations and orders of governmental authorities and other Requirements of Law (including, without limitation, Consumer Laws and all environmental laws);

(iii)          keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

(iv)          not move its chief executive office or chief operating office from the addresses referred to herein or change its jurisdiction of organization unless it shall have provided the Lenders not less than 30 days prior written notice of such change to permit the Administrative Agent to make any additional filings necessary to continue the Collateral Agent’s perfected security interest in the Collateral and the Pledged LLC Interests for the benefit of the Secured Parties ;

(v)            pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; and

(vi)          continue in business in a prudent, reasonable and lawful manner with all licenses, rights, permits, franchises and qualifications necessary to perform its respective obligations under this Agreement, the Sale and Servicing Agreement, the Loans and the other Loan Documents.

(d)            Ownership of the Borrower. CPS shall own beneficially and of record 100% of the Class A Member Interests (as defined in the LLC Agreement) of the Borrower free and clear of all Liens (other than the Lien granted to the Collateral Agent under the Pledge Agreement). CPS shall own beneficially and of record 100% of the membership interests in TFC Enterprises LLC free and clear of all Liens, which shall own beneficially and of record 100% of the Class B membership interests in the Borrower free and clear of all Liens. The Borrower shall at all times be a disregarded entity for federal income tax purposes and no election will be made to treat the Borrower as a corporation or an association taxable as a corporation for federal income tax purposes.

(e)            Borrowing Base Certificates. The Borrower shall deliver to the Administrative Agent, together with each Borrowing Request, a Borrowing Base Certificate in accordance with Section 2.03(a) hereof.

(f)             Collateral Statements. The Borrower will furnish or cause to be furnished to the Lenders, from time to time, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as a Lender may reasonably request, all in reasonable detail, including without limitation each statement, certificate and report required to be delivered to the Administrative Agent, the Hired NRSRO or the Lenders under any Loan Document.

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(g)            Actions to Enforce Rights. CPS and the Borrower shall take such reasonable and lawful actions as the Administrative Agent shall request to enforce the rights of the Lenders under the Loan Documents with respect to the Collateral and the Pledged LLC Interests, and, following the occurrence of an Event of Default, shall take such reasonable and lawful actions as are necessary to enable the Administrative Agent to exercise such rights in its own name.

(h)            [Reserved].

(i)              Servicer’s Certificate. The Borrower shall, or shall cause the Servicer (so long as CPS is Servicer) to, deliver to the Lenders, the Administrative Agent, the Account Bank and the Backup Servicer, no later than 1:00 p.m., New York City time, one Business Day before each Settlement Date, in a computer readable format reasonably acceptable to each such Person, a Servicer’s Certificate executed by a Servicing Officer or agent of Servicer containing all information required to be included in such Servicer’s Certificate under Section 4.9 of the Sale and Servicing Agreement and related monthly data. The Borrower shall, or shall cause the Servicer (so long as the CPS is Servicer) to, deliver to each Lender, the Administrative Agent, the Account Bank and the Backup Servicer a hard copy of any such Servicer’s Certificate upon request of such Person.

(j)              Separate Existence; No Commingling. The Borrower shall limit its activities to such activities as are incident to and necessary or convenient to accomplish the following purposes: (i) to acquire, own, hold, pledge, finance and otherwise deal with Receivables to be pledged to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement and in accordance with the Loan Documents and (ii) to sell, securitize or otherwise liquidate all or any portion of such Receivables in accordance with the provisions of the Loan Documents. In addition, until the Termination Date, the Borrower shall observe and comply with the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from its Affiliates, including without limitation, those requirements set forth in Section 9(b)(iv) of the Borrower’s Limited Liability Company Agreement. Without limiting the foregoing, the Borrower shall, and CPS shall cause itself and any other Affiliates of the Borrower to, maintain the truth and accuracy of all facts assumed by Alston & Bird LLP in the true sale and non-consolidation opinions of Alston & Bird LLP; provided that in the event that any request is made for the Lenders to consent to or approve any matter that, if effectuated or consummated, would result in a change to the continuing truth and accuracy of any of the factual assumptions in the true sale or non-consolidation opinions of Alston & Bird LLP, such request shall be accompanied by an opinion of Alston & Bird LLP, or such other counsel as may be reasonably satisfactory to the Lenders, that the conclusions set forth in the true sale and non-consolidation opinions of Alston & Bird LLP will be unaffected by such change.

(k)            Other Liens or Interests. Except for the conveyances under the Sale and Servicing Agreement and the other Loan Documents, CPS shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on or any interest in, the Receivables or the Other Conveyed Property. Except for the pledges pursuant to the Security Agreement and the other Loan Documents, the Borrower shall not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on or any interest in, the Collateral or the Pledged LLC Interests. CPS and the Borrower shall, at their own expense, defend (i) the Collateral and the Pledged LLC Interests against, and will take such other action as is necessary to remove, any Lien, security interest or claim on, in or to the Collateral or the Pledged LLC Interests, other than the security interests created under the Loan Documents, and (ii) the right, title and interest of each Lender in and to any of the Collateral and the Pledged LLC Interests.

(l)              Books and Records; Other Information.

(i)              Each of CPS and the Borrower shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each). CPS shall maintain accurate and complete books and records with respect to the Receivables and the Other Conveyed Property and with respect to CPS’s business. The Borrower shall maintain accurate and complete books and records with respect to the Collateral and the Borrower’s business. All accounting books and records shall be maintained in accordance with GAAP.

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(ii)            CPS and the Borrower shall, and shall cause each of their respective Affiliates to, permit any representative of the Administrative Agent to visit and inspect any of the properties of CPS, the Borrower and such Affiliates and to examine the books and records of CPS or the Borrower and such Affiliates, as applicable, and to make copies and take extracts therefrom, and to discuss the business, operations, properties, condition (financial or otherwise) or prospects of CPS or the Borrower and each such Affiliate, as applicable, or any of the Collateral or the Pledged LLC Interests with the officers and Independent Accountants thereof and as often as the Administrative Agent may reasonably request, and so long as no Default or Event of Default shall have occurred and be continuing, all at such reasonable times during normal business hours upon reasonable written notice; provided that, after a Default or Event of Default shall have occurred and be continuing, the Administrative Agent may make such inspections, examine such documents, make such copies, take such extracts and conduct such discussions at such times as it may determine in its reasonable discretion during CPS’s and the Borrower’s normal business hours.

(iii)          Each of CPS and the Borrower shall promptly provide to the Administrative Agent all information regarding its respective operations and practices, the Collateral and the Pledged LLC Interests as the Administrative Agent shall reasonably request.

(iv)          CPS shall maintain its computer systems so that, from and after the time of each sale of Receivables under the Sale and Servicing Agreement to the Borrower, CPS’s master computer records (including any back-up archives) that refer to a Receivable shall indicate clearly that such Receivable has been sold by CPS to the Borrower and that such Receivable has been pledged by the Borrower to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement. Indication of the Collateral Agent’s interest in such Receivable shall be deleted from or modified on CPS’s computer systems when, and only when, the Receivable shall have been released from the Lien of the Security Agreement in accordance with the terms of the Security Agreement, and indication of the Borrower’s interest in such Receivable shall be deleted from or modified on CPS’s computer systems when, and only when, the Receivable shall have been paid in full or repurchased from the Borrower by CPS (or transferred to CPS pursuant to Section 5.10 of the Sale and Servicing Agreement).

(v)            Upon request, CPS shall furnish to a Lender, within five (5) Business Days, (x) a list of all Receivables (by contract number and name of Obligor) then owned by the Borrower, together with a reconciliation of such list to the Schedule of Receivables, and (y) such other information as such Lender may reasonably request.

(vi)          If at any time CPS shall propose to sell, grant a security interest in, or otherwise transfer any interest in any automobile, van, sport utility vehicle or light duty truck receivables (other than the Receivables) to any prospective purchaser, lender, or other transferee, and if CPS shall give to such prospective purchaser, lender or other transferee computer tapes, records, or print-outs (including any restored from back-up archives, collectively “data records”) that refer in any manner whatsoever to any Receivable, such data records shall indicate clearly that such Receivable has been sold by CPS to the Borrower and pledged by the Borrower to Collateral Agent for the benefit of the Secured Parties unless such Receivable shall have been released from the Lien of the Security Agreement in accordance with the terms of the Security Agreement and shall have been paid in full or repurchased from the Borrower by CPS.

(m)          Fulfillment of Obligations. Each of CPS and the Borrower shall pay and perform, as and when due, all of its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of CPS or the Borrower, as applicable.

(n)            Compliance with Laws, Etc. Each of CPS and the Borrower shall, and CPS shall cause each of its Subsidiaries to, comply (i) in all material respects with all Requirements of Law and any change therein or in the application, administration or interpretation thereof (including, without limitation any request, directive, guideline or policy, whether or not having the force of law) by any Governmental Authority charged with the administration or interpretation thereof; and (ii) with all indentures, mortgages, deeds of trust, agreements, or other instruments or contractual obligations to which it is a party, including without limitation, each Loan Document to which it is a party, or by which it or any of its properties may be bound or affected, or which may affect the Receivables.

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(o)            Compliance with Loan Documents. CPS, in its capacity as Seller and Servicer, or otherwise, shall comply with each of its covenants contained in the Loan Documents. The Borrower and the Purchaser, in their capacities as such or otherwise, shall comply with each of their respective covenants contained in the Loan Documents.

(p)            Financing Statements. At the request of the Administrative Agent, CPS and the Borrower shall file such financing statements as the Administrative Agent determines may be required by law to perfect, maintain and protect the interest of the Lenders in the Collateral, the Pledged LLC Interests and the proceeds thereof.

(q)            Payment of Fees and Expenses. CPS and the Borrower shall pay to each Lender, on demand, any and all fees, costs or expenses that such Lender pays to a bank or other similar institution arising out of or in connection with the return of payments from CPS or the Borrower deposited for collection by such Lender.

(r)             Financial Statements and Access to Records. CPS shall provide the Lenders with quarterly unaudited financial statements within forty-five (45) days of the end of each of CPS’s first three fiscal quarters, and CPS will provide the Lenders with audited financial statements within ninety (90) days of each of CPS’s fiscal year-end audited by Independent Accountants. If and when requested by the Administrative Agent (but not before), within 30 days after the end of each calendar month prior to the termination of the Loan Documents, CPS shall provide the Administrative Agent with unaudited monthly financial statements for the immediately preceding calendar month. CPS shall deliver to the Lenders with each financial statement a certificate by CPS’s chief financial officer, certifying that such financial statements are complete and correct in all material respects and that, except as noted in such certificate, such chief financial officer has no knowledge of any Default, Event of Default, Servicer Termination Event or the occurrence of any Funding Termination Date. Notwithstanding the foregoing, CPS shall have no obligation to deliver any of the foregoing financial statements to the Lenders for so long as CPS is subject to, and in compliance with, the reporting requirements under Section 13(a) of the Exchange Act. In connection with each report filed by CPS under Section 13(a) of the Exchange Act until the Termination Date, CPS shall be deemed to have represented and warranted to the Lenders that, as of the related filing date, the financial statements contained in such report are complete and correct in all material respects and that, unless otherwise specified in such report, CPS has no knowledge of any Default, Event of Default, Servicer Termination Event or the occurrence of any Funding Termination Date as of such filing date.

(s)             Litigation Matters. CPS shall notify the Lenders in writing, promptly upon its learning thereof, of any litigation, arbitration or administrative proceeding not otherwise disclosed in CPS’s most recent Form 10-K filed with the Securities and Exchange Commission (under the heading “Legal Proceedings”), in each case potentially involving an amount (i) in excess of [***] or (ii) less than [***] if otherwise material, including without limitation any putative class action or any other proceeding which may reasonably be expected to have a Material Adverse Effect or result in a Material Adverse Change.

(t)              Cooperation. To the extent, if any, that any rating provided with respect to the Loans by Standard & Poor’s is conditional upon the furnishing of documents or the taking of any actions by the Borrower, the Purchaser, the Seller, the Servicer or CPS, the Borrower, the Purchaser, the Seller, the Servicer or CPS, as the case may be, shall furnish such documents and take any such other actions.

(u)            Tangible Net Worth. CPS shall maintain minimum Tangible Net Worth of the sum of (i) [***], plus (ii) [***] of positive net income for each quarter after December 31, 2020, measured as of the end of each fiscal quarter. Any additional interest expense caused by derivative accounting treatment for any warrants issued by CPS shall be factored out of the positive net income in clause (ii) above.

(v)            [Reserved].

(w)           Liquidity. CPS shall maintain Available Liquidity of at least [***] as of the end of each calendar month.

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(x)            LLC Agreement and Class B Member Interests. Each of the Borrower, the Purchaser, the Seller, the Servicer and CPS hereby covenants and agrees to be bound by and to comply with the terms of the LLC Agreement including, without limitation, Sections 21 and 36 thereof. CPS hereby covenants and agrees to cause each holder of the Class B Member Interest (as defined in the LLC Agreement, as so defined, the “Class B Member Interest”), other than TFC Enterprises LLC, and each oblige of a Class B Member Residual Obligation to provide the Administrative Agent, immediately prior to or contemporaneously with such Class B Member accepting its Class B Member Interest or the issuance of such Class B Member Residual Obligations, respectively, a written acknowledgment, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that it has reviewed and understands the LLC Agreement and the Consent and Agreement, that it is bound by the LLC Agreement and the Consent and Agreement, and that it has consulted with its own legal, regulatory, business, investment and financial advisers in connection therewith. All distributions made by the Borrower to any holder of a Class B Member Interest shall be subject to the provisions of Section 21(g) of the LLC Agreement.

(y)            Rule 17g-5. Each of Borrower and CPS will comply with the representations, certifications and covenants made by it in each engagement letter with the Hired NRSRO, including any representation, certification or covenant provided to the Hired NRSRO in connection with Rule 17g-5, and will make accessible to any non-hired nationally recognized statistical rating organization all information provided to each Hired NRSRO in connection with the issuance and monitoring of the credit ratings on the Loans in accordance with Rule 17g-5.

(z)            Access to Capital Markets. The Borrower and CPS shall engage in Securitization Transactions no less often than once every 250 days, with the measurement commencing on the Restatement Closing Date, each of which Securitization Transaction shall include Receivables in an amount relatively proportionate to all automobile receivables being securitized in such Securitization Transaction.

(aa)          Reserve Account. An amount equal to the Required Reserve Account Amount shall be maintained on deposit in the Reserve Account.

(bb)         Continuation of and Change in Businesses. CPS shall cause each of its Excluded Subsidiaries to continue to engage in the same business or businesses it engaged in on the Original Closing Date; provided, however, any of such Excluded Subsidiaries may be dissolved or liquidated by CPS at any time.

(cc)          Excess Spread. The Minimum Excess Spread Requirement shall at all times be satisfied.

(dd)         Insurance. CPS shall maintain such insurance as is generally acceptable to prudent institutional investors and usual and customary for similar companies in its industry.

SECTION 7.02        Negative Covenants. Until the Termination Date:

(a)            Adverse Transactions. Neither CPS nor the Borrower shall enter into any transaction that adversely affects the Collateral, the Pledged LLC Interests, any Lender’s rights under this Agreement, the Loans or any other Loan Document, the Borrower’s interest in the Receivables and the Other Conveyed Property pursuant to the Sale and Servicing Agreement, the Collateral Agent’s security interest in the Collateral pursuant to this Agreement, or that could reasonably be expected to result in a Material Adverse Change with respect to the Borrower or CPS or a Material Adverse Effect. Neither CPS nor the Borrower shall enter into, and CPS shall not permit TFC Enterprises LLC to enter into, any agreement, covenant or undertaking that restricts the power or authority of CPS or the Borrower, acting without the consent of any other Person, to amend, waive or otherwise modify any provision of this Agreement or any other Loan Document.

(b)            Guarantees. The Borrower shall not guarantee or otherwise in any way become liable with respect to the obligations or liabilities of any other Person.

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(c)            Dividends. The Borrower shall not declare or pay any dividends except (i) to the extent of funds legally available therefor from payments received by the Borrower pursuant to Section 5.7 of the Sale and Servicing Agreement, or (ii) pursuant to Section 5.10 of the Sale and Servicing Agreement, in each case in compliance with the last sentence of Section 7.01(x) of this Agreement. Notwithstanding the foregoing, the Borrower shall not declare or pay any dividends on any date as of which a Default or an Event of Default shall have occurred and is continuing.

(d)            Investments. The Borrower shall not make any investment in any Person through the direct or indirect holding of securities or otherwise, other than in the ordinary course of business or in connection with the future securitization of Receivables.

(e)            Changes in Capital Structure or Business Objectives of the Borrower. The Borrower shall not do any of the following if it will adversely affect the payment or performance of, or the Borrower’s ability to pay and/or perform, its obligations to the Lenders with respect to this Agreement or any other Loan Document to which it is a party, or the Loans, or if it could reasonably be expected to result in a Material Adverse Change with respect to the Borrower or CPS or a Material Adverse Effect: (i) cancel any of the membership interests in the Borrower, (ii) make any change in the capital structure of the Borrower, or (iii) make any material change in any of its business objectives, purposes or operations that would adversely affect the payment or performance of, or the Borrower’s ability to pay and/or perform, its obligations to the Lenders with respect to this Agreement or any other Loan Document to which it is a party, or the Loans.

(f)             Asset Sales. The Borrower will not sell any Receivables or other Collateral related thereto if, following such sale, a Borrowing Base Deficiency would exist after giving effect to the application of proceeds of such sale; provided that the foregoing shall not prohibit a foreclosure sale by or on behalf of the Lenders upon the occurrence of an Event of Default.

(g)            No Liens on Equity Interests in the Borrower. CPS shall not grant or otherwise create any Lien on the Class A Member Interests (as defined in the LLC Agreement) in the Borrower (or any other equity interest in the Borrower, including the Class B Member Interest) without the prior written consent of the Administrative Agent (other than the Lien granted to the Collateral Agent under the Pledge Agreement). CPS shall not sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on or any interest in the membership interests in TFC Enterprises LLC or the residual economic interest in the Receivables represented thereby.

(h)            No Indebtedness. The Borrower will not at any time incur any Indebtedness, other than Indebtedness incurred under (or contemplated by) the terms of the Loan Documents.

(i)              No Other Business. The Borrower will not at any time engage in any other business activities than the purchase of the Receivables and the Other Conveyed Property, pledging the Receivables and the other Collateral to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement, transferring the Receivables and the Other Conveyed Property in connection with Securitization Transactions and in connection with whole-loan sales, issuing the Loans and other activities relating to the foregoing to the extent permitted by the organizational documents of the Borrower as in effect on the date hereof, or as amended with the prior written consent of the Administrative Agent. Without limitation of the foregoing, the Borrower will not at any time be an Borrower of securities other than the Loans or a borrower under any loan or financing agreement, facility or other arrangement other than the facilities established pursuant to this Agreement and the other Loan Documents.

(j)              No Amendment to Borrower’s Operating Agreement or any Loan Document without Consent. Neither the LLC Agreement or Certificate of Formation of the Borrower, nor any Loan Document, shall be amended, supplemented or otherwise modified without the prior written consent of the Administrative Agent. The Borrower shall not permit any of its members to resign without the prior written consent of the Administrative Agent. CPS shall not resign as the member of TFC Enterprises LLC without the prior written consent of the Administrative Agent.

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(k)            Transactions with Affiliates. The Borrower shall not enter into, or be a party to, any transaction with any of its Affiliates, except in accordance with the requirements set forth in Section 9(b)(iv) of the LLC Agreement.

(l)              Protection of Title to Collateral. None of the Seller, the Servicer, the Purchaser, the Borrower or CPS shall change its name, identity, jurisdiction of organization, form of organization or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed with respect to the Collateral or the Pledged LLC Interests seriously misleading within the meaning of Section 9-506(a) of the UCC, unless it shall have given each Lender at least 30 days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(m)          [reserved].

(n)            Anti-Money Laundering and Anti-Terrorism. Neither CPS nor the Borrower, nor any of their parents or subsidiaries, or any of their respective directors, officers, or employees, or to the knowledge of CPS or the Borrower, the affiliates or agents of CPS or the Borrower or any of their subsidiaries, will, directly or indirectly, use any part of any proceeds or lend, contribute, or otherwise make available such proceeds (a) to fund or facilitate any activities or business of or with any Person that, at the time of such funding or facilitation, is a Sanctioned Person, (b) to fund or facilitate any activities or business of or in any Sanctioned Jurisdiction, (c) in any manner that would result in a violation by any Person of Sanctions, or (d) in violation of applicable law, including, without limitation, Anti-Corruption Laws. None of the execution, delivery, or performance of this Agreement, or any activities, transactions, services, or any collateral or security interest contemplated by this Agreement, would result in a violation of Sanctions by the Administrative Agent, the Collateral Agent, any Lender or any party to this Agreement or their respective affiliates. The operations of the Borrower and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, as amended, the applicable money laundering statutes of all jurisdictions where the Borrower or any of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental or regulatory agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Borrower or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Borrower, threatened.

(o)            Further Covenants. Without prior written consent of the Administrative Agent, none of CPS, the Borrower or any other Affiliate of CPS will: (i) assign, sell, transfer, pledge or grant any security interest in or Lien on any of the Collateral to anyone except the Collateral Agent for the benefit of the Secured Parties, permit any financing statement or assignment (except for any assignments in favor of the Collateral Agent for the benefit of the Secured Parties) to be on file in any public office with respect thereto, (ii) permit or suffer to exist any security interest, lien, charge, encumbrance or right of others to attach to any of the Collateral, except as contemplated by this Agreement.

(p)            Independent Manager. The Borrower shall not fail at any time to have at least one (1) “Independent Manager” as such term is defined in the LLC Agreement on the Original Closing Date; provided, that upon the death or incapacity of such Independent Manager, the Borrower will have a period of ten (10) Business Days following such event to appoint a replacement Independent Manager; provided, further, that the Borrower shall cause the Independent Manager not to resign until a replacement independent manager has been appointed; and provided, further, that before any Independent Manager is replaced, removed, resigns or otherwise ceases to serve (for any reason other than the death of incapacity of such Independent Manager), the Borrower shall provide written notice to the Administrative Agent no later than five (5) Business Days prior to such replacement, removal or effective date of cessation of service and of the identity and affiliations of the proposed replacement Independent Manager.

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ARTICLE VIII
EVENTS OF DEFAULT; THE AGENTS

SECTION 8.01        Events of Default.

(a)            “Event of Default”, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i)              default by the Borrower in the payment of (A) any interest on the Loans, which default continues for a period of two (2) Business Days after its due date, (B) any amount in excess of [***] due to the Administrative Agent, in such capacity, pursuant to the Loan Documents, when the same becomes due and payable, which default continues for a period of two (2) Business Days and (C) any other amount due to the Administrative Agent, in such capacity, pursuant to the Loan Documents, when the same becomes due and payable, which default continues for a period of ten (10) Business Days;

(ii)            default by the Borrower in the payment of the principal of or any installment of the principal of any Loan (including any payment required to cure a Borrowing Base Deficiency or Facility Advance Cap Deficiency) when the same becomes due and payable;

(iii)          default in the observance or performance of any covenant or agreement of the Borrower, the Purchaser, the Seller, the Servicer or CPS made in any Loan Document which failure materially and adversely affects the rights of the Administrative Agent or any of the Lenders (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section specifically dealt with and other than the failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement), or any representation or warranty of the Borrower, the Purchaser, the Seller, the Servicer or CPS made in any Loan Document or in any certificate or other writing delivered pursuant to any Loan Document or in connection therewith (including any Servicer’s Certificate or any Borrowing Base Certificate) proving to have been incorrect in any material respect as of the time when the same shall have been made or deemed to have been made and such incorrectness materially and adversely affects the Purchaser, the Administrative Agent or any Lender, and such default (i) is curable by payment of money and continues unremedied for a period of five (5) Business Days from the earlier of knowledge of, or written notice to the Borrower, the Purchaser, the Seller, the Servicer or CPS, (ii) is curable by means other than payment of money and continues unremedied for a period of fifteen (15) Business Days from the earlier of knowledge of, or written notice to, the Borrower, the Purchaser, the Seller, the Servicer or CPS, or (iii) is not curable (it being acknowledged and agreed by the Borrower that any breach of a financial covenant is not curable); provided that no breach shall be deemed to occur hereunder in respect of any representation or warranty relating to eligibility of any Receivable on the Restatement Closing Date or any related Funding Date to the extent the Seller has repurchased such Receivable in accordance with the provisions of the Sale and Servicing Agreement;

(iv)          the failure by the Seller or the Servicer to repurchase any Receivable in accordance with the terms of the Sale and Servicing Agreement;

(v)            an Insolvency Event with respect to CPS, the Borrower, the Purchaser, the Seller or the Servicer shall have occurred;

(vi)          a Borrowing Base Deficiency shall exist and not be cured within five (5) Business Days after written notice to Borrower of such event; provided that if such Borrowing Base Deficiency was caused solely by a Ratings Requirement Bring-Down, such cure period shall be extended to forty-five (45) days;

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(vii)         (A)(1) the Collateral or any other material assets of the Borrower, CPS or any Specified Affiliate are attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee, for the benefit of the Borrower, CPS or any Specified Affiliate and the same is not paid, dissolved or dismissed within forty-five (45) days thereafter or (2) after service on CPS of notice thereof, an application is made by any Person other than the Borrower, CPS or any Specified Affiliate for the appointment of a receiver, trustee, or custodian for the Collateral or a material portion of the assets of the Borrower, CPS or any Specified Affiliate and the same is not dismissed within forty-five (45) days after the application thereof; or (B) the Borrower, CPS or any Specified Affiliate shall have concealed, removed or permitted to be concealed or removed any portion of its property with intent to hinder, delay or defraud its creditors or made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or other similar law;

(viii)       the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any assets of the Borrower or any material portion of the assets of the Seller, the Servicer or CPS and such Lien shall not have been released within 30 days, or the Pension Benefit Guaranty Corporation shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the assets of the Borrower, the Purchaser, the Servicer or the Seller and such Lien shall not have been released within 30 days;

(ix)          (A) any Loan Document or any Lien granted thereunder by the Borrower, the Servicer, the Purchaser, the Seller or CPS shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower, the Servicer, the Purchaser, the Seller or CPS; or (B) the Borrower, the Servicer, the Purchaser, the Seller or CPS or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability of any Loan Document;

(x)            a Servicer Termination Event shall have occurred;

(xi)          the Borrower, CPS or any Specified Affiliate shall fail to pay any money due under any other agreement, note, indenture or instrument evidencing, securing, guaranteeing or otherwise relating to indebtedness of the Borrower, CPS or such Subsidiary, which failure to pay constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such event of default or default (i) results in the acceleration of any debt owed by the Borrower, CPS or such Subsidiary, and (ii) continues unremedied for a period of three (3) Business Days after the cure period for the related indebtedness; or the Borrower, CPS or any Subsidiary shall otherwise fail to perform or observe any term, covenant, agreement or representation and warranty under any such other agreement, note, indenture or instrument, which failure constitutes an event of default under any such agreement, note, indenture or instrument or constitutes a default thereunder and such event of default or default shall result in the acceleration of such indebtedness; or any other event under any such agreement or instrument shall occur or condition shall exist if the effect of such event or condition is to accelerate the maturity of such indebtedness; provided that, if such indebtedness is solely indebtedness of CPS or any Specified Affiliate (and not in whole or in part indebtedness of the Borrower), such accelerated indebtedness must be in an aggregate amount of at least [***] in order for an event described in this clause (xi) to constitute an Event of Default;

(xii)         (A) a Change of Control shall occur with respect to the Borrower, CPS or any Subsidiary unless the Administrative Agent and Lender shall have expressly consented to such Change of Control in writing or unless the Secured Obligations shall have been indefeasibly repaid in full and the Loan Documents have been terminated, or (B) there has been a Material Adverse Effect or a Material Adverse Change;

(xiii)       the Borrower shall become an “investment company” or a company “controlled” by an investment company within the meaning of the Investment Company Act;

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(xiv)       any final judgment or ruling shall have been rendered against, or any settlement entered into by, CPS or any Specified Affiliate, excluding the Borrower, which judgment, ruling or settlement exceeds, in the aggregate, [***] or any final judgment or ruling shall have been rendered against the Borrower or the Purchaser; provided, in either case, that such final judgment, ruling or settlement shall have remained unpaid, and enforcement thereof shall have remained unstayed and unbonded, for a period in excess of 30 days from the date of entry of such judgment or ruling or the date of effectiveness of such settlement;

(xv)         the Collateral Agent shall for any reason fail to have a first priority perfected security interest in the Collateral for the benefit of the Secured Parties;

(xvi)       (i) the Borrower, CPS or any Affiliate shall have at any time during the Term been in default or termination under any servicing agreements which resulted in termination of servicing with respect to more than one (1) outstanding Securitization Transaction that is not subject to a “Default” with respect to a material breach or an “Event of Default” as such terms are defined under the related Securitization Transaction documents, other than any Securitization Transaction sponsored by a Person that is not an Affiliate of CPS, or (ii) the Borrower, CPS or any Affiliate shall have at any time during the Term resigned as servicer on any outstanding Securitization Transaction in its total managed portfolio, other than any Securitization Transaction sponsored by a Person that is not an Affiliate of CPS;

(xvii)     any of the Loan Documents shall be terminated or cease to be in full force or effect without the consent of the Administrative Agent; provided, however, in the case of the termination of the Lockbox Agreement, an Event of Default shall occur only upon failure of the Seller or the Borrower to obtain a successor arrangement and account reasonably acceptable to the Administrative Agent within five (5) days of such termination;

(xviii)    (A) a final, nonappealable judgment by any competent court in the United States of America for the payment of money in an amount in excess of [***] shall be rendered against the Borrower, CPS or any Specified Affiliate and the same remains undischarged and unstayed for a period of thirty (30) days after the entry thereof, or (B) the Borrower, CPS or any Specified Affiliate shall pay an amount in excess of the applicable Litigation Threshold in connection with the settlement of any action filed in any competent court in the United States of America;

(xix)       the balance on deposit in the Reserve Account shall be less than the Required Reserve Account Amount for more than two (2) Business Days after written notice to the Borrower of such event; or

(xx)         default in the payment of the outstanding principal balance of the Loans and any accrued and unpaid interest thereon on the Maturity Date.

SECTION 8.02                  Remedies. If an Event of Default has occurred and is continuing, then, and in every such event (other than an event described in Section 8.01(a)(v)), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Majority Lenders shall, by written notice to the Borrower, declare the Loans then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Facility Fee Amounts and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding; the Commitments shall automatically terminate; and in any event described in Section 8.01(a)(v), the principal of the Loans then outstanding, together with accrued interest thereon and any unpaid accrued Facility Fee Amounts and all other liabilities of the Borrower accrued hereunder and under any other Loan Document, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in any other Loan Document to the contrary notwithstanding.

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SECTION 8.03       The Administrative Agent and the Collateral Agent.

(a)            Each of the Lenders hereby irrevocably appoints the Administrative Agent and the Collateral Agent (for purposes of this Article VIII, the Administrative Agent and the Collateral Agent are referred to collectively as the “Agents”) its agent and authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Security Documents.

(b)            The financial institution serving as the Administrative Agent and/or the Collateral Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such financial institution and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with CPS or the Borrower or other Affiliate thereof as if it were not an Agent hereunder.

(c)            Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is required to exercise upon receipt of instructions in writing by the Majority Lenders, and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall it be liable for the failure to disclose, any information relating to the Borrower that is communicated to or obtained by the financial institution serving as Administrative Agent and/or Collateral Agent or any of its Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Majority Lenders or in the absence of its own gross negligence or willful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Borrower or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

(d)            Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also, but shall not be required to, rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

(e)            Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent.

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(f)             Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Majority Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a financial institution with an office in New York, New York, or an Affiliate of any such financial institution or apply to a court of competent jurisdiction for the appointment of a successor Agent and other applicable relief. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent's resignation hereunder, the provisions of this Article VIII shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.

(g)            Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

(h)            Notwithstanding anything contained herein or in any Loan Document, any provisions of the Loan Documents (including the Security Agreement) which empower and/or entitle the Collateral Agent to take action or refrain from taking action, in each case with respect to the Collateral, shall not impose or be deemed to impose on the Collateral Agent an obligation to act independently from the instructions of the Administrative Agent (acting on behalf of the Lenders) or to monitor the contingencies that may give rise to the exercise of such power or entitlement. The Collateral Agent shall not be required to make any calculation contemplated in this Agreement, is authorized to rely on any calculation performed by the Servicer or the Administrative Agent and shall not have any obligation to verify the accuracy thereof.

(i)              The Collateral Agent shall not be required to expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder. The Collateral Agent shall not be under any duty to give any property held by it as Collateral Agent any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed by the Instructing Party (which instructions may be standing instructions). Uninvested funds held hereunder shall not earn or accrue interest.

(j)              None of the Agents shall incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Agents (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God, war or terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

(k)            All instructions to the Collateral Agent required under the Loan Documents shall be delivered to the Collateral Agent in writing executed by an Authorized Person (as hereinafter defined) of the Administrative Agent, the Servicer, or the Borrower (as the case may be). Prior to the execution of any such instructions, the identity of such Authorized Persons, as well as their specimen signatures, titles, telephone numbers and e-mail addresses, shall be delivered to the Collateral Agent in a form acceptable to the Collateral Agent and shall remain in effect until the applicable party notifies the Collateral Agent of any changes thereto (the person(s) so designated from time to time, the “Authorized Persons”). The Collateral Agent is authorized to seek confirmation of such instructions by telephone call back to the applicable person(s) specified to the Collateral Agent from time to time by an Authorized Person and the Collateral Agent may rely upon the confirmations of any one purporting to be the person(s) so designated. To ensure the accuracy of the instructions it receives, the Collateral Agent may record such call backs. If the Collateral Agent is unable to verify the instructions, or is not satisfied in its sole discretion with the verification it receives, it will not execute the instructions until all issues have been resolved to its satisfaction. Each of the parties to this Agreement agrees that the above constitutes a commercially reasonable security procedure.

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(l)              To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When an account is opened, the Agents will ask for information that will allow them to identify relevant parties. The Borrower and Servicer hereby acknowledge such information disclosure requirements and agree to comply with all such information disclosure requests from time to time from the Agents.

(m)          No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Citibank”, or “Citigroup” or “Citi” by name in its capacity as Collateral Agent or the rights, powers, or duties of the Collateral Agent under the Loan Documents shall be issued by any parties hereto, or on such party's behalf, without the prior written consent of the Collateral Agent.

(n)            The parties hereto hereby agree that, (i) if (A) the Class A Commitment relating to Citibank, N.A., its Affiliates or an entity administered by, or to which credit support is provided by, Citibank, N.A., as a Class A Lender hereunder (any such entity, a “Citi Class A Lender” and the Citi Class A Lenders, together with Citibank, N.A. in its roles as Administrative Agent and Collateral Agent hereunder, the “Citi Entities”), shall have been permanently reduced to zero (as a result of the occurrence of the Funding Termination Date with respect to the Class A Lenders or otherwise) and (B) the Secured Obligations owing to all Citi Entities have been reduced to zero and there are no other amounts due and owing from the Borrower and unpaid to any Citi Entity exist or are reasonably expected to exist, and (ii) if there are or are reasonably expected to be principal, interest or other amounts owing by the Borrower to the Class B Lenders, then ABF Auto Holdings 2024-1, LLC and its permitted assigns (the “Designated Class B Lender”) hereby is authorized to deliver written notice to the Administrative Agent that it or its designee agrees to immediately and automatically assume the roles of Administrative Agent and Collateral Agent under this Agreement and the other Loan Documents. So long as the Designated Class B Lender delivers the aforesaid written notice, then following (y) the Administrative Agent’s acknowledgement thereof by written notice to the Designated Class B Lender and (z) the Borrower’s receipt of the Designated Class B Lender’s written notice, Citibank, N.A., shall be deemed to have immediately and automatically resigned from its roles of Administrative Agent and Collateral Agent hereunder (in such capacity, the “Retiring Agents”), and the roles of the Administrative Agent and Collateral Agent shall be deemed to have been immediately and automatically assigned from the Retiring Agents to, and assumed by, the Designated Class B Lender or its designee. After the effectiveness of the Retiring Agents’ assignment hereunder as the Administrative Agent and Collateral Agent, the Retiring Agents shall be discharged from their duties, liabilities and obligations hereunder and under the other Loan Documents and the provisions of this Article VIII shall continue in effect for its benefit with respect to any actions taken or omitted to be taken by it while it was the Administrative Agent and Collateral Agent under this Agreement and under the other Loan Documents. In relation to the resignation of the Retiring Agents and assignment of their role of Administrative Agent and Collateral Agent to the Designated Class B Lender, the Retiring Agents and the Borrower shall reasonably cooperate with the Class B Lenders to effectuate such transition.

SECTION 8.04                  The Funding Agents.

(a)            Authorization and Action of the Funding Agents. Each Conduit Lender and each Committed Lender is hereby deemed to have designated and appointed the Funding Agent set forth next to such Conduit Lender's name, or if there is no Conduit Lender with respect to any Lender Group, the Committed Lender's name with respect to such Lender Group, on Schedule I hereto as the agent of such Person hereunder, and hereby authorizes such Funding Agent to take such actions as agent on their behalf and to exercise such powers as are delegated to such Funding Agent by the terms of this Agreement, together with such powers as are reasonably incidental thereto. Each Funding Agent shall not have any duties or responsibilities, except those expressly set forth herein, and shall not be subject to any fiduciary or other implied duties, regardless of whether a Servicer Event of Default, Excess Spread deficiency, Early Amortization Event, Default or Event of Default has occurred and is continuing, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of such Funding Agent shall be read into this Agreement or any other Loan Document or otherwise exist for such Funding Agent. In performing its functions and duties hereunder, each Funding Agent shall act solely as agent for the Lenders and does not assume nor shall it be deemed to have assumed any obligation or relationship of trust or agency with or for the Borrower, the Seller or the Servicer or any of their respective successors or assigns. Each Funding Agent shall not be required to take any action that exposes it to personal liability or that is contrary to this Agreement or any other Loan Document or applicable law. The appointment and authority of each Funding Agent hereunder shall terminate upon the indefeasible payment in full of the Secured Obligations.

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(b)            Delegation of Duties. Each Funding Agent may execute any of its duties under this Agreement by or through agents or attorneys in fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each Funding Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.

(c)            Exculpatory Provisions. No Funding Agent or any of its directors, officers, agents or employees shall be (a) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Document (except for its, their or such Person's own bad faith, gross negligence or willful misconduct), or (b) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by any transaction party contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or any other Loan Document, for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Loan Document or any other document furnished in connection herewith or therewith, or for any failure of any transaction party to perform its obligations hereunder or thereunder or for the perfection, priority, condition, value or sufficiency of any collateral pledged in connection herewith, or for the satisfaction of any condition specified in Article VII. Each Funding Agent shall not be under any obligation to its related Lender Group to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the transaction parties. Each Funding Agent shall not be deemed to have knowledge of any actual or potential Servicer Event of Default, Excess Spread deficiency, Early Amortization Event, Default or Event of Default, unless such Funding Agent has received notice from the Borrower, the Servicer, the related Lender Group or the Administrative Agent.

(d)            Reliance. Each Funding Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or statement believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of the Administrative Agent and legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. Each Funding Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of its related Lender Group as it deems appropriate or it shall first be indemnified to its satisfaction by its related Lender Group, provided that unless and until such Funding Agent shall have received such advice, such Funding Agent may take or refrain from taking any action, as it shall deem advisable and in the best interests of its related Lender Group. Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of its related Lender Group and such request and any action taken or failure to act pursuant thereto shall be binding upon its related Lender Group.

(e)            Non Reliance on the Funding Agent and Other Lenders. The related Lender Group expressly acknowledges that neither its Funding Agent nor any of its officers, directors, employees, agents, attorneys in fact or affiliates has made any representations or warranties to it and that no act by such Funding Agent hereafter taken, including, without limitation, any review of the affairs of the transaction parties, shall be deemed to constitute any representation or warranty by such Funding Agent. The related Lender Group represents and warrants to such Funding Agent that it has and will, independently and without reliance upon such Funding Agent and based on such documents and information as they have deemed appropriate, made their own appraisal of, and investigation into, the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and other transaction parties and made its own decision to enter into this Agreement.

(f)             The Funding Agent in its Individual Capacity. Each Person serving as a Funding Agent hereunder shall have the same rights and powers in its capacity as a Lender and may exercise the same as though it were not a Funding Agent, and the term “Lender” or “Lenders” shall include each Person serving as a Funding Agent hereunder in its individual capacity. Each Funding Agent and any of its Affiliates may make loans to, accept deposits from, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as though such Funding Agent were not a Funding Agent hereunder.

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(g)            Successor Funding Agent. Each Funding Agent will, upon the direction of its related Lender Group, resign as such Funding Agent. If such Funding Agent shall resign, then the related Lender Group shall appoint an Affiliate of a member of the Lender Group as a successor agent. If for any reason no successor Funding Agent is appointed by the related Lender Group, the Borrower shall make all payments in respect of Secured Obligations due to such Lender Group or under any fee letter delivered in connection herewith directly to Administrative Agent and for all purposes shall deal directly with the Administrative Agent. After any retiring Funding Agent's resignation hereunder as Funding Agent, the provisions of this Section 8.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Funding Agent under this Agreement.

SECTION 8.05       Class B Lenders’ Purchase Option; Collateral Purchase Right.

(a)       If an Event of Default has occurred and is continuing and the Administrative Agent has declared the Loans then outstanding to be due and payable pursuant to Section 8.02, then the Class B Lenders shall have the option to purchase all (but not less than all) of the Class A Loans from the Class A Lenders (the “Class B Purchase Right”). Within five (5) Business Days of the Administrative Agent’s declaration that the Loans then outstanding are due and payable pursuant to Section 8.02 following an Event of Default, the Administrative Agent shall deliver written notice (including supporting detail) to the Class B Lenders of (i) the aggregate principal amount of the Class A Loans, and all accrued and unpaid fees and interest thereon, (ii) the interest and fees expected to accrue thereon through the immediately following Settlement Date and (iii) the amount of all liabilities (without duplication) that it has incurred in the nature of indemnification obligations of the Borrower hereunder which have resulted in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the Class A Lenders (collectively, “Class A Indemnification Liabilities”). The decision to exercise the Class B Purchase Right shall be electable by the Class B Lenders for a period of thirty (30) Days, commencing on the date on which the Administrative Agent provides the immediately forgoing notice (the last day of such thirty-Day Period, the “Class B Purchase Right Termination Date”). Prior to the Class B Purchase Right Termination Date, one or more Class B Lenders (or their designees) may elect to exercise the Class B Purchase Right upon written notice to the Administrative Agent (the “Class B Purchase Option Notice” and such electing Class B Lenders, the “Class B Purchase Option Lenders”), which notice shall be irrevocable (unless the final Class B Purchase Option Amount is more than [***] higher than (x) the initial calculation of such amounts owing in respect of the Class A Loans and expected to accrue through the Class B Purchase Option Exercise Date calculated pursuant to the preceding sentence plus (y) any Yield accrued prior to the Class B Purchase Option Exercise but not reflected in the prior calculation, in which case such Class B Purchase Option Notice may be revoked in the sole and absolute discretion of the Class B Purchase Option Lenders at any time prior to the Class B Purchase Option Exercise Date) and shall specify the date on which such right is to be exercised by the Class B Lenders (or their designees) (such date, the “Class B Purchase Option Exercise Date”), which shall be a Business Day not more than thirty (30) Business Days after receipt by the Administrative Agent of such Class B Purchase Option Notice. On the Business Day prior to the Class B Purchase Option Exercise Date, the Administrative Agent shall deliver written notice to the Class B Purchase Option Lenders specifying the aggregate principal amount of the Class A Loans, all accrued and unpaid fees and interest as of the Class B Purchase Option Exercise Date and the Class A Indemnification Liabilities of which it is then aware (collectively, the “Class B Purchase Option Amount”). On the Class B Purchase Option Exercise Date, the Class A Lenders shall sell to the Class B Purchase Option Lenders or their designees, and the Class B Purchase Option Lenders (or their designees) shall purchase from the Class A Lenders, the Class A Loans.

(b)       Upon the date of such purchase and sale, the Class B Purchase Option Lenders shall pay to the Class A Lenders as the purchase price therefor the Class B Purchase Option Amount. Such purchase price and other sums shall be remitted by wire transfer in federal funds to such bank account of the Class A Lenders as the Administrative Agent shall have designated in writing to the Class B Purchase Option Lenders for such purpose. In connection with the foregoing purchase, accrued and unpaid fees and interest in respect of the Class A Loans shall be calculated through the Business Day on which such purchase and sale shall occur if the amounts so paid by the Class B Purchase Option Lenders to the bank account designated by the Class A Lenders are received in such bank account prior to 5:00 p.m., New York time and interest shall be calculated to and include the next Business Day if the amounts so paid by the Class B Purchase Option Lenders to the bank account designated by the Class A Lenders are received in such bank account later than 5:00 p.m., New York time.

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(c)       Any purchase pursuant to this Section 8.05 shall be expressly made without representation or warranty of any kind by the Class A Lenders as to the Class A Loans or otherwise and without recourse to the Class A Lenders, except that the Class A Lenders shall represent and warrant: (i) the amount of the Class A Loans being purchased and that the purchase price and other sums payable by the Class B Purchase Option Lenders are true, correct and accurate amounts, (ii) that the Class A Lenders shall convey the Class A Loans free and clear of any Liens or encumbrances of the Class A Lenders or created or suffered by the Class A Lenders, including any participation interest in any of the Class A Loans, (iii) as to all claims made or threatened in writing against the Class A Lenders related to the Class A Loans, and (iv) the Class A Lenders are duly authorized to assign the Class A Loans.

(d)       If the Administrative Agent elects (or is directed to by the Majority Lenders to elect to), or directs the Collateral Agent to, solicit and accept bids in connection with, and to sell or dispose of, all or any portion of the Receivables pursuant to this Agreement or the Security Agreement, then any Class B Lender shall have the first right to purchase such Receivables on terms and at a price equal to or (if such Class B Lender so determines in its sole discretion) greater than and on a timeline the same as or shorter than (provided, for the avoidance of doubt, that such timeline shall not be shorter than 30 days from the exercise by a Class B Lender of its Collateral Purchase Right in accordance with this Section 8.05(d)) the Winning Collateral Purchase Bid (as defined below) (the “Collateral Purchase Right”). The Collateral Purchase Right shall be exercisable by any Class B Lender for a period of five (5) Business Days commencing on the date on which the Class B Lenders receive written notice from the Administrative Agent or the Collateral Agent of the Winning Collateral Purchase Bid (the “Collateral Purchase Right Termination Date”). If a Class B Lender does not deliver written notice to the Administrative Agent prior to 5:00 p.m. (New York City time) on the Collateral Purchase Right Termination Date that it intends to invoke its Collateral Purchase Right, the Collateral Purchase Right shall terminate automatically without notice or any action required on the part of any Person. Nothing in this Section 8.05(e) shall be deemed to create an obligation on any Class B Lender to submit any bid or to purchase Receivables pursuant to the Collateral Purchase Right; however, it is understood and agreed that any notice delivered by a Class B Lender to the Administrative Agent exercising the Collateral Purchase Right shall be binding on such Class B Lender. As used herein, the term “Winning Collateral Purchase Bid” shall mean the bid to purchase all or any portion of the Receivables selected by the Administrative Agent in its sole discretion.

SECTION 8.06       Right of First Refusal.

(a)        Borrower and Servicer hereby agree that if, at any time during the term hereof, Borrower (or any Affiliate of Borrower) proposes to renew or extend, or increase the size of, the Class B Commitment or replace or refinance the Class B Commitment with a Class B commitment in a financing facility agented by Citibank, N.A., Borrower and Servicer shall provide the Administrative Agent and the Class B Lenders with written notice (the “ROFR Notice”) by no later than thirty (30) days prior to such time as the Borrower intends to effectuate any such renewal, extension, increase or refinancing of the Class B Commitment, and such ROFR Notice shall include a proposed term sheet setting forth the material terms and conditions of such renewal, extension, increase or refinancing of the Class B Commitment in reasonable detail (such term sheet, the “ROFR Term Sheet”); provided, however, that if the Class B Lenders have at any point (i) been Defaulting Lenders or (ii) otherwise been in breach of any covenants hereunder or under any other Loan Document, then the Borrower shall have no obligation to deliver a ROFR Notice to the Class B Lenders and the Class B Lenders shall have no rights with respect to such renewal, extension, or increase in the size of the Class B Commitment.

(b)        The giving of the ROFR Notice shall constitute an offer (the “ROFR Offer”) by the Borrower and the Servicer for the Class B Lenders (or their designees) to renew, extend, increase or refinance the Class B Commitment subject to the terms and conditions set forth in the ROFR Term Sheet. Within ten (10) Business Days following receipt by the Class B Lenders of the ROFR Notice and ROFR Term sheet (the “ROFR Election Period”), the Class B Lenders may elect to extend, renew, increase or refinance the Class B Commitment (or cause their designees to extend, renew, increase or refinance the Class B Commitment) subject to the terms and conditions set forth in the ROFR Term Sheet by delivering to the Administrative Agent, the Borrower and the Servicer a notice (the “ROFR Acceptance Notice”) indicating its wish to exercise its rights under this Section 8.06 to extend, renew, increase or refinance the Class B Commitment on such terms or other terms as may be agreed between the parties. For the avoidance of doubt, during the ROFR Election Period, the Borrower, the Administrative Agent, the Servicer and the Class B Lenders may negotiate the terms of the ROFR Term Sheet and may agree on terms that are different from the ROFR Term Sheet originally provided to the Administrative Agent and the Class B Lenders as part of the ROFR Offer. If the Class B Lenders do not deliver a ROFR Acceptance Notice within the ROFR Election Period, the Class B Lenders shall be deemed to have rejected the ROFR Offer.

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(c)       If the Class B Lenders reject or are deemed to have rejected the ROFR Offer, the Borrower, the Servicer and the Administrative Agent shall have the right, for a period of one hundred and eighty (180) days, to market to additional potential lenders (each, a “Potential Class B Lender”) and agree to incorporate such Potential Class B Lenders as Class B Lenders hereunder; provided, that the existing Class B Lenders shall have the opportunity to participate in such marketing process.

ARTICLE IX
MISCELLANEOUS PROVISIONS

SECTION 9.01                  Amendments. No amendment to or waiver of any provision of this Agreement or the Sale and Servicing Agreement, nor consent to any departure by CPS, the Seller, the Servicer, the Purchaser, the Borrower or any Lender therefrom, shall in any event be effective unless the same shall be in writing and signed by CPS, the Borrower and the Administrative Agent; provided, that no such amendment or waiver that adversely affects rights or obligations of the Account Bank, the Backup Servicer or the Custodian hereunder shall be effective against the Account Bank, the Backup Servicer or the Custodian, as applicable, unless such Person shall have given its prior written consent thereto; provided, further, that, notwithstanding anything to the contrary in this Agreement or any other Loan Document, no such waiver, amendment, modification or consent shall, without the prior written consent of each Lender:

(i)              change or waive the Maturity Date or the date of payment of any installment of principal of or interest on the Loans of any Lender or any other amount owed to the Lenders by the Borrower, the Seller or the Servicer under the Loan Documents, or reduce the outstanding principal amount of the Loans held by any Lender, the interest rate or fees accrued thereon, or change any provision of this Agreement or the Sale and Servicing Agreement relating to the application of collections on, or the proceeds of the sale of, the Collateral to payment of principal of or interest on the Loans held by the Lenders or any other amount owed to the Lenders by the Borrower, the Seller or the Servicer under the Loan Documents, or change any place or time of payment where, or the coin or currency in which, any such Loans or the interest thereon or any other amount owed by the Borrower, the Seller or the Servicer under the Loan Documents is payable;

(ii)            modify or waive any provision of Section 4.01 hereof or Section 5.7 of the Sale and Servicing Agreement or impair the right to institute suit for the enforcement of the provisions of this Agreement requiring the application of funds available therefor, as provided in Section 4.01 hereof or Section 5.7 of the Sale and Servicing Agreement, to the payment of any such amount due on the Loans held by the Lenders or any other amount owed by the Borrower, the Seller or the Servicer under the Loan Documents on or after the respective due dates thereof;

(iii)          modify or eliminate any requirement set forth in this Agreement or the Sale and Servicing Agreement (including Section 11.1(a) of the Sale and Servicing Agreement) that the Administrative Agent and/or the Majority Lenders and/or any affected Lender consent is required for the taking of any action, or that the consent of the Administrative Agent and/or the Majority Lenders and/or any Affected Lender is required for any waiver of compliance with provisions of this Agreement or the Sale and Servicing Agreement, or defaults hereunder or thereunder and their consequences provided for in this Agreement or, as applicable, the Sale and Servicing Agreement;

(iv)          consent to any material modification to the definition of Collateral or release the Collateral Agent’s Lien on the Collateral, or transfer all or any material portion of the Collateral, other than as specifically contemplated by this Agreement, the Security Documents or any other Loan Document without the Administrative Agent’s prior consent or approval;

(v)            modify any provision of this Section 9.01;

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(vi)          modify any of the provisions of this Agreement or Section 5.7 of the Sale and Servicing Agreement in such manner as to affect the calculation of the amount or timing of any payment of (x) interest or principal due on any Loans held by the Lenders on any Settlement Date (including the calculation of any of the individual components of such calculation) or (y) any amount due to any Lender from the Borrower, the Seller or the Servicer under the Loan Documents.

(vii)         increase or amend the “Total Advance Rate”, the “Class A Advance Rate” or the “Class B Advance Rate”;

(viii)       amend, modify or waive (x) any provision of the definitions of “Advance Rate Calculator”, “Available Liquidity”, “Borrowing Base Deficiency”, “Benchmark,” “CPS Change of Control”, “Change of Control”, “Class A Borrowing Base”, “Class A Borrowing Base Deficiency”, “Class A Facility Advance Purchase Price Cap”, “Class A Yield”, “Class B Borrowing Base”, “Class B Borrowing Base Deficiency”, “Class B Facility Advance Purchase Price Cap”, “Class B Yield”, “Early Amortization Event”, “Eligible Servicer”, “Event of Default,” “Excess Concentration Amount”, “Indemnified Parties”, “Majority Lenders”, “Purchase Amount”, “Required Reserve Amount”, “Secured Obligations”, “Secured Party,” “Servicer Termination Event,” “Tangible Net Worth”, “Maturity Date,” “Term SOFR Reference Rate,” “Loan Document”, or “Turbo Event” or (y) in any way that would reasonably be expected to have a material adverse effect on the interests of the Class B Lenders, any provisions of the definitions “Eligible Obligor”, “Eligible Receivable”, or “Servicing Standard”, or, in the case of (x) or (y), any of the defined terms used directly or indirectly in such definitions;

(ix)          amend or waive Section 7.01(u) or Section 7.01(w) of this Agreement;

(x)            terminate, waive or remove the Seller’s or the Servicer’s obligations to repurchase loans pursuant to the Sale and Servicing Agreement, Section 5.9 of the Sale and Servicing Agreement or the Seller’s or the Servicer’s obligations to indemnify the Lenders pursuant to the Sale and Servicing Agreement;

(xi)          waive any Servicer Termination Event, approve the appointment of a successor servicer other than Computershare Trust Company, National Association, approve or permit the Servicer to resign or approve or consent to the assignment or transfer by the Servicer or the Seller of its rights and obligations under the Sale and Servicing Agreement;

(xii)         extend the Funding Termination Date;

(xiii)       amend or modify any defined term (or any defined term used directly or indirectly in such defined term) used in clauses (i) though (xii) above and the immediately following (i) through (iv) in a matter which would circumvent the intention of the restrictions set forth in such clauses.

Notwithstanding anything herein or in any other Loan Document to the contrary, no amendment or modification to or waiver of any provision of this Agreement or any other Loan Document, nor consent or approvals as may be required of the Borrower, the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document, shall in any event be effective, without the prior written consent of the Class B Majority Lenders, to the extent it shall:

(i)       permit Borrower to engage in any other business activities other than as permitted under this Agreement or any other Loan Document; and

(ii)            waive or amend any rights under the Loan Documents for a Class B Loan specifically granted to the Class B Lenders or for which the Class B Lenders are an express beneficiary;

(iii)          waive or amend any condition precedent to funding Class B Loans; or

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(iv)          waive or amend any Early Amortization Event, Turbo Event or Event of Default.

SECTION 9.02                  No Waiver; Remedies. Any waiver, consent or approval given by the Administrative Agent or any party hereto (other than any waiver, consent or approval which is contemplated by the express terms of this Agreement or any other Loan Document) shall be effective only in the specific instance and for the specific purpose for which given, and no waiver by a party of any breach or default under this Agreement or any other Loan Document shall be deemed a waiver of any other breach or default. No failure on the part of the Administrative Agent or any party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder, or any abandonment or discontinuation of steps to enforce the right, power or privilege, preclude any other or further exercise thereof or the exercise of any other right. Any waiver consent or approval given by the Administrative Agent under this Agreement or any other Loan Document shall be binding upon each Class A Lender and each Class B Lender and their respective successors and permitted assigns. No notice to or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 9.03        Binding on Successors and Assigns.

(a)            This Agreement shall be binding upon, and inure to the benefit of, the Borrower, the Purchaser, the Seller, the Servicer, CPS, the Class A Lenders, the Class B Lenders and their respective successors and assigns; provided, however, that, except as otherwise provided in Section 4.17 of the Sale and Servicing Agreement, none of the Borrower, the Purchaser, the Seller, the Servicer or CPS may assign its rights or obligations hereunder or in connection herewith or any interest herein (voluntarily, by operation of law or otherwise) without the prior written consent of the Administrative Agent. Nothing expressed herein is intended or shall be construed to give any Person other than the Persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

(b)            With the prior written consent of the Administrative Agent, a Lender may at any time grant a security interest in and Lien on all of its interests under this Agreement, the Class A Loans or the Class B Loans, as applicable, and all Loan Documents to any Person who, at any time now or in the future, provides program liquidity or credit enhancement, including without limitation, a surety bond or financial guaranty insurance policy for the benefit of such Lender. A Lender may (i) sell to Participants participating interests in this Agreement and the other Loan Documents, its agreement to make Loans or any other interest of such Lender hereunder or thereunder in accordance with Section 9.03(d) at any time with the prior written consent of the Administrative Agent, and (ii) assign its Commitment or all or a portion of its interest under the Class A Loans or the Class B Loans, as applicable, this Agreement and the Loan Documents to (w) any Affiliate of such Lender at any time, (x) to any other Person at any time with the prior written consent of the Administrative Agent; provided, that no such assignment can be made if the Lender to which the assignment is being made makes a determination that its ownership of any of its rights or obligations hereunder is prohibited by applicable law, including the Volcker Rule; and provided further that as a condition precedent to any such assignment, the assignee of such Lender shall execute an agreement pursuant to which it agrees to assume and perform all of the obligations of such Lender under the Loan Documents (except that, in the case of an assignment between Conduit Lenders or a Conduit Lender and the committed purchaser or the committed purchaser and one of its Affiliates (including a Conduit Lender), the assigning entity will be permitted to use its internal form of assignment). In connection with any such assignment, such Lender shall have the right, in its sole discretion, but at no cost to CPS or the Borrower, to credit tranche the Loans. Notwithstanding anything contained in this Agreement to the contrary, no consent of the Borrower shall be needed for a Conduit Lender to assign its interests hereunder to its liquidity bank or an Affiliate or to any other Conduit Lender in its Lender Group or to grant a security interest in its interests hereunder to a conduit trustee and no transferee letter or any joinder supplement shall be required in connection therewith. The parties to each such assignment shall execute and deliver to the Administrative Agent an assignment and acceptance (provided that in the event that the assignment is between Conduit Lenders or a Conduit Lender and the committed purchaser or the committed purchaser and one of its Affiliates (including a Conduit Lender), the assigning entity will be permitted to use its internal form of assignment instead of the assignment and acceptance attached hereto and each such assignment shall be recorded on the books and records of the relevant Lenders, without the need to execute and deliver an assignment and acceptance, and for all purposes of this Agreement and all related documents, the relevant Lenders shall be deemed to have the benefit of an executed, delivered, accepted and recorded assignment and acceptance relating to such assignment).

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(c)            Notwithstanding any other provisions set forth in this Agreement, (x) a Lender may at any time create a security interest in all of its rights under this Agreement, the Class A Loans or the Class B Loans, as applicable, and the Loan Documents in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System, and (y) any Lender that is a commercial paper conduit may at any time pledge or grant a security interest in all or any portion of its rights (including any Loans and any rights to payment of principal and Yield) under this Agreement to a collateral trustee in order to comply with Rule 3a-7 under the Investment Company Act, and any such pledge, collateral assignment or grant of security interest may be made without compliance with Section 9.04(b); provided that no such pledge or grant of a security interest shall release such Lender from any of its obligations hereunder or substitute any such pledgee or grantee for such Lender as a party hereto.

(d)            If, on or after the date of this Agreement, a Lender reasonably determines that the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any request or directive issued on or after the date of this Agreement (whether or not having the force of law) of any such authority, central bank or comparable agency, has made or would be likely to make it unlawful for such Lender to purchase the Class A Loans or Class B Loans, as applicable, hold the Class A Loans or Class B Loans, as applicable, or otherwise to perform the transactions contemplated to be performed by it pursuant to this Agreement and those contemplated to be performed by it pursuant to the Loan Documents to which such Lender is a party, then (i) such Lender shall so notify the Borrower and the Administrative Agent; (ii) the obligation of such Lender to purchase the Class A Loans or the Class B Loans, as applicable, from time to time as contemplated hereunder shall be suspended; and (iii) such Lender may assign its rights and obligations hereunder and under the Loan Documents, the Class A Loans or the Class B Loans, as applicable, and its interests therein pursuant to and in compliance with Section 9.03(b); provided that the Funding Termination Date shall occur if the Borrower or the Servicer fails to accept the proposed assignee chosen by such Lender (but only if such proposed assignee has been consented to by the Administrative Agent).

(e)            A Lender, may, at its sole cost and expense and in accordance with applicable law, at any time sell to one or more entities (“Participants”) participating interests in this Agreement and the other Loan Documents, its agreement to purchase Class A Loans or Class B Loans, as applicable, or any other interest of such Lender hereunder or thereunder. In connection with any such Participation, such Lender shall have the right, in its sole discretion, but at no cost to CPS or the Borrower, to credit tranche the Class A Loans or the Class B Loans, as applicable. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under this Agreement to CPS and the Borrower shall remain unchanged, such Lender shall remain solely responsible for the performance thereof and CPS and the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. CPS and the Borrower each hereby agree that if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set off in respect of its participating interest in amounts owing under this Agreement and the other Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement and the other Loan Documents; provided, that such Participant shall only be entitled to such right of set off if it shall have agreed in the agreement pursuant to which it shall have acquired its participating interest to share with such Lender the proceeds thereof. CPS and the Borrower also each hereby agree that each Participant shall be entitled to the benefits of Sections 3.03, 3.04, 3.05 and 9.05 with respect to its participation in the Loans outstanding from time to time (subject to the requirements and limitations therein, including the requirements under Section 3.05 (it being understood that the documentation required under Section 3.05 shall be delivered by the Participant to the participating Lender)); provided, that such Lender and all Participants shall be entitled to receive no greater amount in the aggregate pursuant to such Sections than such Lender would have been entitled to receive had no such transfer occurred.

(f)             A Lender may furnish any information concerning CPS and the Borrower or any of their respective Affiliates and Subsidiaries in the possession of such Lender from time to time to assignees and Participants (including prospective assignees and Participants) only after notifying the Administrative Agent, CPS and the Borrower in writing and securing signed confidentiality statements (a form of which is reasonably acceptable to the Administrative Agent, CPS and the Borrower) and only for the sole purpose of evaluating assignments or participations and for no other purpose.

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(g)            CPS and the Borrower agree to cooperate with a Lender in connection with any such assignment and/or participation (including in connection with any securitization), and to enter into such restatements of, and amendments, supplements and other modifications to, this Agreement and the other Loan Documents in order to give effect to such assignment and/or participation (including in connection with any securitization). CPS and the Borrower further agree to furnish to any Participant identified by a Lender to CPS and the Borrower copies of all reports and certificates to be delivered by CPS and the Borrower to the Lenders hereunder, as and when delivered to the Lenders.

SECTION 9.04                  Termination; Survival. The obligations and responsibilities of the Lenders created hereby shall terminate on the Funding Termination Date. Notwithstanding the foregoing, all covenants, agreements, representations, warranties and indemnities made by CPS, the Servicer, the Seller, the Purchaser and/or the Borrower herein, in the other Loan Documents and/or in the Loans delivered pursuant hereto shall survive the purchase and the repayment of the Loans and the execution and delivery of this Agreement and the Loans and shall continue in full force and effect until all interest and principal on the Loans and other amounts owed hereunder and under the other Loan Documents have been paid in full and the Commitments have been terminated. In addition, the obligations of CPS, the Borrower, the Purchaser, the Seller and the Servicer under Sections 3.02, 3.03, 3.04, 3.05(b), 9.05, 9.11, 9.12 and 9.13 shall survive the termination of this Agreement. The representations and warranties of the Lenders made under Section 5.03 shall survive termination of the Commitments.

SECTION 9.05        Payment of Costs and Expenses; Indemnification.

(a)            Payment of Costs and Expenses.

(i)              The Borrower agrees to pay on demand the reasonable expenses of the Administrative Agent (including the reasonable out-of-pocket and legal costs and expenses of the Administrative Agent, if any) in connection with:

(A)             the negotiation, preparation, execution, delivery and administration of this Agreement and of each other Loan Document, including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be proposed, whether or not the transactions contemplated hereby or thereby are consummated (including filing fees, any fees and costs of Standard & Poor’s issuing and monitoring a rating in respect of the Loans, and all reasonable costs and expenses associated with periodic due diligence reviews and periodic auditing);

(B)             the consummation of the transactions contemplated by this Agreement and the other Loan Documents, subject to a maximum of [***]; and

(C)              all reasonable fees and out-of-pocket expenses incurred by the Conduit Lenders in connection with the review by each rating agency then rating the commercial paper notes of such Conduit Lenders solely with respect to the Loan Documents.

(ii)            The Borrower and CPS further jointly and severally agree to (A) pay upon demand all reasonable costs and out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and the Lenders as a consequence of, or in connection with, the enforcement of this Agreement or any of the other Loan Documents and any stamp, documentary or other taxes which may be payable by such Person in connection with the execution or delivery of this Agreement, any Loan hereunder, or the issuance of the Loans or any other Loan Documents; and (B) indemnify and hold and save the Administrative Agent, the Collateral Agent, the Lenders and their Affiliates harmless from all liability for any breach by the Borrower of its obligations under this Agreement. The Borrower and Servicer also further jointly and severally agree to reimburse the Lenders upon demand for all reasonable out-of-pocket and legal expenses incurred by the Lenders in connection with (i) the satisfaction of the Rating Requirement after the Restatement Closing Date and (ii) the negotiation of any restructuring or “work-out,” whether or not consummated, of the Loan Documents.

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(b)            Indemnification. In consideration of each Lender’s execution and delivery of this Agreement, CPS, the Borrower, the Purchaser, the Seller and the Servicer (so long as CPS is the Servicer), jointly and severally, hereby agree to indemnify and hold the Administrative Agent, the Collateral Agent, each Lender, their Affiliates and the officers, directors, employees and agents of each of them (collectively, the “Indemnified Parties”) harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and reasonable expenses incurred in connection therewith, as incurred (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought and including, without limitation, any liability in connection with the offering and sale of the Loans), including reasonable attorneys’ fees and disbursements (collectively, the “Indemnified Liabilities”), incurred by the Indemnified Parties or any of them (whether in prosecuting or defending against such actions, suits or claims) as a result of, or arising out of, or relating to:

(i)              any transaction financed or to be financed in whole or in part (including, without limitation, any Receivable constituting part of the Collateral), directly or indirectly, with the proceeds of any Loan including, without limitation, any claim, suit or action related to such transaction, which claim is based on a violation of Consumer Laws or any applicable vicarious liability statutes, or the use or operation of any Financed Vehicle by any Person; or

(ii)            this Agreement or any other Loan Document, or the entering into and performance of this Agreement or any other Loan Document by any of the Indemnified Parties,

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party’s gross negligence, bad faith or willful misconduct and, with respect to CPS (in its individual capacity or as Seller or Servicer), excluding any Indemnified Liabilities that would constitute recourse to CPS for loss by reason of the bankruptcy, insolvency (or other credit condition) of, or credit-related default by the related Obligor on any Receivable and not arising from defaults by the related Obligor arising from a claim by the related Obligor that any part of the debt evidenced by the Receivables is not due as a result of wrongful action by any Person, such as a breach of Consumer Laws. If and to the extent that the foregoing undertaking may be unenforceable for any reason, CPS, the Borrower, the Purchaser, the Seller and the Servicer hereby jointly and severally agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 9.05 shall in no event include indemnification for any Taxes (which indemnification is provided in Section 3.05). Upon the written request of an Indemnified Party pursuant to this Section 9.05, CPS, the Borrower, the Purchaser, the Seller and the Servicer shall promptly reimburse such an Indemnified Party for the amount of any such Indemnified Liabilities incurred by such an Indemnified Party.

SECTION 9.06                  Characterization as Loan Document; Entire Agreement. This Agreement shall be deemed to be a Loan Document for all purposes of the Security Agreement and the other Loan Documents. This Agreement, together with the Security Agreement, the Sale and Servicing Agreement, the documents delivered pursuant to Section 6.01 and the other Loan Documents, including the exhibits, schedules and other attachments thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

SECTION 9.07       Notices.

(a)            Notices Generally. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address set forth below its signature hereto or at such other address as may be designated by such party in a notice to the other parties and, in the case of any such notice, waiver, amendment, consent or other communication sent to the Lenders, with a copy thereof to (1) Citibank, N.A., 1 Penns Way, Ops 2 Floor 2, New Castle, Delaware 19720, Attention: Global Loans – Conduit Operations, Email: conduitoperations@citi.com, (2) solely with respect to notices other than monthly reports, borrowing notices, paydown notices, financial reports and audit reports, the Administrative Agent at Citibank, N.A., 388 Greenwich Street, 6th Floor Trading, New York, NY 10013, Attn: Citi – Global ABS Financing & Securitization, Spread Products, Email: CitiABSLendingNotices@citi.com (3) solely with respect to borrowing notices, the Administrative Agent at Citibank, N.A., 388 Greenwich Street, 6th Floor Trading, New York, NY 10013, Attn: Citi –Global ABS Financing & Securitization, Transaction Management Team, Email: gsp.abs.tm@citi.com and (4) with respect to each Class B Lender, the notice information provided in the signature pages to this Agreement for each such Class B Lender. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received. Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

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Notices required to be given to Standard and Poor’s by the Borrower, the Servicer or the Administrative Agent shall be in writing, personally delivered, electronically delivered, delivered by overnight courier or mailed certified mail, return receipt requested to Standard & Poor’s via electronic delivery to Servicer_reports@sandp.com; for any information not available in electronic format, send hard copies to: Standard & Poor’s Ratings Services, 55 Water Street, 41st Floor, New York, New York 10041-0003, Attention: ABS Surveillance Group; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties

(b)            Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent (provided, that with respect to notices required to be delivered by the Borrower to the Lenders, such procedures shall have been disclosed to the Borrower by the Administrative Agent), provided that the foregoing shall not apply to notices to any Lender or pursuant to Article II if such Lender has notified the Administrative Agent and the Borrower that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefore; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient.

The use of electronic communications to deliver notices shall not preclude the use of facsimile, mail or pre-paid courier service as described in Section 9.07(a).

SECTION 9.08                  Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.

SECTION 9.09                  Tax Characterization. Each party to this Agreement (a) acknowledges that it is the intent of the parties to this Agreement that, for accounting purposes and for all Federal, state and local income and franchise tax purposes, the Loans will be treated as evidence of indebtedness issued by the Borrower, (b) agrees to treat the Loans for all such purposes as indebtedness and (c) agrees that the provisions of the Loan Documents shall be construed to further these intentions.

SECTION 9.10                  Full Recourse to Borrower. The obligations of the Borrower under this Agreement and the other Loan Documents shall be full recourse obligations of the Borrower. Notwithstanding the foregoing, no recourse shall be had for the payment of any amount owing in respect of this Agreement, including the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement, against any certificateholder, member, employee, officer, manager, director, affiliate or trustee of the Borrower; provided, however, nothing in this Section 9.10 shall relieve any of the foregoing Persons from any liability that any such Person may otherwise have as expressly set forth in any Loan Document or for its gross negligence, bad faith or willful misconduct. Nothing contained in this Section shall limit or be deemed to limit any obligations of CPS, the Borrower, the Purchaser, the Seller or the Servicer hereunder or under any other Loan Document, which obligations are full recourse obligations of CPS, the Borrower, the Purchaser, the Seller and the Servicer, respectively.

SECTION 9.11                  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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SECTION 9.12                  Submission to Jurisdiction. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

SECTION 9.13                  Waiver of Jury Trial. THE PARTIES HERETO EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST THE OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES HERETO EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

SECTION 9.14                  Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon the Administrative Agent’s receipt of one or more counterparts hereof signed by Borrower, Servicer and each Lender. This Agreement and each of the other Loan Documents may be executed and delivered by facsimile, portable document format (.pdf), or other Electronic Transmission (as defined below) all with the same force and effect as if the same was a fully executed and delivered original manual counterpart. Delivery of an executed electronic signature page of this Agreement and each of the other Loan Documents by facsimile, portable document format (.pdf), or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof and each party to this Agreement and each of the other Loan Documents agrees that it will be bound by its own signature and that it accepts the facsimile, portable document format (.pdf), or other electronic signature of each other party to this Agreement and each of the other Loan Documents. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Agreement or any Loan Document which has been converted into electronic form (such as scanned portable format (.pdf)), or an electronically signed Agreement or any Loan Document converted into another format, for transmission, delivery and/or retention. The Administrative Agent may, at its option, create one or more copies of such Agreement in an electronic form, which shall be deemed created in the ordinary course of the Administrative Agent’s business, and destroy the original paper document. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile, portable document format (.pdf), or other Electronic Transmission document or signature. The words “execution,” “executed,” “signed,” “signature,” and words of like import in this paragraph shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9.15                  Set-Off. The obligations of CPS, the Borrower, the Purchaser, the Seller and the Servicer hereunder are absolute and unconditional and each of CPS, the Borrower, the Purchaser, the Seller and the Servicer expressly waives any and all rights of set-off, abatement, diminution or deduction that CPS, the Borrower, the Purchaser, the Seller or the Servicer may otherwise at any time have under applicable law.

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(a)            In addition to any rights now or hereafter granted under applicable law and not by way of limitation of such rights, during the continuance of any Event of Default:

(i)              each Lender is hereby authorized at any time and from time to time, without notice to the Purchaser or the Borrower, such notice being hereby expressly waived, to set-off any obligation owing by such Lender or any of its Affiliates to the Purchaser or the Borrower, or against any funds or other property of the Purchaser or the Borrower, held by or otherwise in the possession of such Lender or any of its Affiliates, the respective obligations of the Purchaser and the Borrower to such Lender under this Agreement and the other Loan Documents and irrespective of whether or not such Lender shall have made any demand hereunder or thereunder; and

(ii)            each Lender is hereby authorized at any time and from time to time, without notice to CPS, the Seller or the Servicer, such notice being hereby expressly waived, to set-off any obligation owing by such Lender or any of its Affiliates to CPS, the Seller or the Servicer, or against any funds or other property of CPS, the Seller or the Servicer held by or otherwise in the possession of such Lender or any of its Affiliates, the respective obligations of CPS, the Seller and the Servicer to such Lender under this Agreement and the other Loan Documents and irrespective of whether or not such Lender shall have made any demand hereunder or thereunder.

SECTION 9.16                  Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, CPS, the Servicer and the Seller shall not, prior to the date that is one year and one day after the day upon which the outstanding principal amount of each Loan has been reduced to zero and all Secured Obligations and any and all other amounts due and owing to the Lenders pursuant to the Loan Documents have been paid in full, acquiesce, petition or otherwise invoke or cause the Purchaser or the Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser or the Borrower under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser of the Borrower or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser or the Borrower.

SECTION 9.17                  Servicer References. All references to the Servicer herein shall apply to CPS, in its capacity as the initial Servicer, and not to a successor Servicer.

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SECTION 9.18                  Confidentiality; Press Releases. Unless required by law or regulation to do so or otherwise expressly permitted by the Loan Documents, no Lender, on the one hand, nor any of CPS, the Seller, the Servicer, the Purchaser or the Borrower on the other hand, shall publish or otherwise disclose any information relating to the material terms of the Class A Commitment or the Class B Commitment, any of the Loan Documents or the transactions contemplated hereby or thereby (collectively, “Confidential Information”) to any Person (other than its own advisors, any monoline insurance company that has insured a security in any securitization sponsored by CPS or any of its Affiliates or Subsidiaries and any institutional creditors or potential institutional creditors of CPS and its Affiliate and Subsidiaries to the extent reasonably necessary) without the prior written consent of the other; provided that nothing herein shall be construed to prohibit any party from issuing a press release announcing the consummation of the transactions contemplated by the Loan Documents. No party shall publish any press release naming the other party without the prior written consent of the other (which consent shall not be unreasonably withheld). For avoidance of doubt, it is agreed that to the extent Seller determines that it is required by law (i) to report its entry into this Agreement and the other Loan Documents in a current report on Form 8-K of the Securities and Exchange Commission, which report must file as exhibits at least this Agreement, the Sale and Servicing Agreement, and the Security Agreement, (ii) to make reference to such agreements and the Commitments in its periodic reports to be filed respecting time periods that include all or part of the Term, or (iii) to otherwise make any filing or report with any Governmental Authority, it shall do so. Notwithstanding the foregoing, the Administrative Agent, the Lenders and any Participant may disclose the Confidential Information (i) to any of their respective Affiliates and to their and their respective Affiliates' officers, directors, managers, administrators, trustees, employees, agents, accountants, legal counsel and other representatives (collectively, the “Lender Representatives”) (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such information and instructed to keep such information confidential), (ii) to the extent required by applicable law, regulation, subpoena or other legal process, (iii) to the extent requested by any governmental or regulatory authority purporting to have jurisdiction over such party (including any self-regulatory authority), (iv) to Standard & Poor's, Moody's, Fitch or any other nationally recognized statistical rating organization, (v) to any other party hereto, (vi) in connection with the exercise of any remedies hereunder or under any other or the Loan Documents or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vii) pursuant to Section 9.03(e), (viii) with the consent of the Borrower, or (ix) to the extent that such information (a) was or becomes available to such party from a source other than CPS or the Borrower, (b) has been independently acquired or developed by any such party without violating any of their respective obligations under this Agreement or (c) becomes publicly available other than as a result of a breach of this Section. This confidentiality agreement shall apply to any and all information relating to the Commitments, any of the Loan Documents and the transactions contemplated hereby and thereby at any time on or after the date hereof.

SECTION 9.19                  Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)            the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto to any Lender that is an Affected Financial Institution; and

(b)            the effects of any Bail-In Action on any such liability, including, if applicable:

(i)              a reduction in full or in part or cancellation of any such liability;

(ii)            a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.

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SECTION 9.20                  Limitation on Liability. To the fullest extent permitted by applicable law, Borrower shall not assert, and hereby waives, and acknowledges that no other Person shall have, any claim against the Administrative Agent, the Collateral Agent or any Lender, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Transaction Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.

SECTION 9.21                  Reaffirmation. Each of Page Eight Funding LLC, as Grantor (as such term is defined in the Security Agreement) and Consumer Portfolio Services, Inc., as pledger under the Pledge Agreement, affirms that nothing contained herein shall modify or diminish in any respect whatsoever its obligations under the Security Agreement or the Pledge Agreement, respectively, and any of the other Loan Documents to which it is a party and reaffirms that its obligations under each of the Security Agreement or the Pledge Agreement, respectively, and each other Security Document is and shall continue to remain in full force and effect. This acknowledgement by each of Page Eight Funding LLC and Consumer Portfolio Services, Inc. is made and delivered to induce the Administrative Agent, the Collateral Agent and the Lenders to enter into this Agreement and each of Page Eight Funding LLC and Consumer Portfolio Services, Inc. acknowledge that the Administrative Agent, the Collateral Agent and the Lenders would not enter into this Agreement in the absence of the acknowledgements contained herein.

[Remainder of Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers and delivered as of the day and year first above written.

PAGE EIGHT FUNDING LLC, as Borrower and
Purchaser

By: /s/ Denesh Bharwani
Name: Denesh Bharwani
Title: VP/CFO

Address: 19500 Jamboree Road
Irvine, California 92612
Attention: Company Secretary
Telephone: 949-753-6800
Facsimile: 949-753-6897

CONSUMER PORTFOLIO SERVICES, INC., as CPS, Seller and Servicer

By: /s/ Denesh Bharwani
Name: Denesh Bharwani
Title: EVP/CFP

Address: 3800 Howard Hughes Pkwy.
Suite 1400
Las Vegas, Nevada
Attention: Corporate Secretary
Telephone:(888) 785-6691
Facsimile:(949) 753-6897

[Eighth Amended and Restated Warehouse Credit Agreement – Signature Page]

91

CITIBANK, N.A., as Administrative Agent and as Collateral Agent

By: /s/ David DeBenedetto
Name: David DeBenedetto
Title: Authorized Signatory

Address for Notices (subject to Section 9.07(a)):
388 Greenwich St., 6th Floor Trading
New York, NY 10013
Telephone: (212) 723-3716

CITIBANK, N.A., as Funding Agent and as a Committed Lender

By: /s/ David DeBenedetto
Name: David DeBenedetto Title: Authorized Signatory

Address for Notices:
Citi Global Loans / Conduit Operations
1 Penns Way, Ops 2 Floor 2
New Castle, DE 19720 Telephone: 302-323-5492 conduitoperations@citi.com

With a copy to (subject to Section 9.07(a)):

Attn: Citi – Spread Products 388 Greenwich Street, 6th Floor Trading New York, NY 10013
Telephone: 212-723-3716
Email: CitiABSLendingNotices@citi.com

Wiring instructions:
[***]

[Eighth Amended and Restated Warehouse Credit Agreement – Signature Page]

92

CAFCO, LLC, as a Conduit Lender

By: CITIBANK, N.A., as its attorney-in-fact

By: /s/ Linda Moses Name: Linda Moses Title: Authorized Signatory

CHARTA, LLC, as a Conduit Lender

By: CITIBANK, N.A., as its attorney-in-fact

By: /s/ Linda Moses Name: Linda Moses Title: Authorized Signatory

CIESCO, LLC, as a Conduit Lender

By: CITIBANK, N.A., as its attorney-in-fact

By: /s/ Linda Moses Name: Linda Moses Title: Authorized Signatory

CRC FUNDING, LLC, as a Conduit Lender

By: CITIBANK, N.A., as its attorney-in-fact

By: /s/ Linda Moses Name: Linda Moses Title: Authorized Signatory

[Eighth Amended and Restated Warehouse Credit Agreement – Signature Page]

93

ABF AUTO HOLDINGS 2024-1, LLC, as a Committed Lender and as a Class B Lender

By: Oaktree Fund GP IIA, LLC,
Its: Manager

By: Oaktree Fund GP II,L.P.,
Its: Manager

By: /s/ Brendan Beer
Name: Brendan Beer Title: Authorized Signatory

By: /s/ Christopher Gray
Name: Christopher Gray
Title: Authorized Signatory

OAKTREE DIVERSIFIED INCOME FUND INC., as a Committed Lender and as a Class B Lender

By: Oaktree Fund Advisors, LLC
Its: Investment Advisor

By: /s/ Brendan Beer Name: Brendan Beer Title: Managing Director

By: /s/ Christopher Gray
Name: Christopher Gray
Title: Senior Vice President

[Eighth Amended and Restated Warehouse Credit Agreement – Signature Page]

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EXHIBIT A

to

Credit Agreement

Form of Borrowing Base Certificate

[***]

A-1

EXHIBIT B

to

Credit Agreement

FORM OF BORROWING REQUEST

Citi Global Loans / Conduit Operations

1 Penns Way, Ops 2 Floor 2

New Castle, DE 19720
Telephone: 302-323-5492 conduitoperations@citi.com

Ladies and Gentlemen:

This Borrowing Request is delivered to you pursuant to Section 2.03(a) of that certain Eighth Amended and Restated Credit Agreement, dated as of November 1, 2024 (as may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”), among PAGE EIGHT FUNDING LLC, a Delaware limited liability company (“the Borrower”), Consumer Portfolio Services, Inc., a California corporation, as Servicer (“CPS”, and in such capacity, the “Servicer”), the Lenders from time to time party thereto, and Citibank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”). Unless otherwise defined herein or as the context otherwise requires, terms used herein have the meaning assigned thereto under Section 1.01 of this Agreement.

The undersigned hereby requests that a [Class A Loan be made in the aggregate principal amount of $___________ on ____________, 20___] [and that a] [Class B Loan be made in the aggregate principal amount of $___________ on ____________, 20___].

The undersigned hereby certifies that as of the date hereof, the aggregate Principal Balance of Eligible Receivables is an amount equal to $____________.

The undersigned hereby certifies that as of the date hereof, the Class A Loan Balance is equal to $________________ and the Class B Loan Balance is equal to $_____________.

The undersigned hereby certifies that the Total Borrowing Base as of the date hereof is equal to $______________.

Attached hereto as Schedule I is a summary of the foregoing request. Attached hereto as Schedule II is the Schedule of Receivables relating to the Loan requested hereby.

The undersigned hereby acknowledges that the delivery of this Borrowing Request and the acceptance by undersigned of the proceeds of the Loan[s] requested hereby constitute a representation and warranty by the undersigned that, on the date of such Loan[s], and before and after giving effect thereto and to the application of the proceeds therefrom, all conditions set forth in Section 6.02 and Section 6.03 of this Agreement have been satisfied and all representations and warranties set forth in Section 5.01 of this Agreement are true and correct.

The undersigned agrees that if prior to the time of the Loan[s] requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify you. Except to the extent, if any, that prior to the time of the Loan[s] requested hereby you shall receive written notice to the contrary from the undersigned, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such Loan[s] as if then made.

B-1

Borrower hereby directs Administrative Agent to deposit (or to direct the Account Bank to credit) $________ from the gross proceeds of the Loan[s] to the Reserve Account in satisfaction of Section 2.03(c) of the Agreement. [Borrower hereby directs Administrative Agent to wire the net proceeds of the Loan[s] directly to the Seller (or in compliance with Seller’s instruction) in partial satisfaction of Seller’s obligation to the Purchaser to deliver the Purchase Price for the Receivables and Other Conveyed Property being acquired by Borrower from the Purchaser and pledged by Borrower to the Collateral Agent on the applicable Funding Date.] Please wire transfer the net proceeds of the Loan[s] to the following account pursuant to the following instructions:

[insert payment instructions]

PAGE EIGHT FUNDING LLC

By: _________________
Title: ________________

Date:

The undersigned has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Officer this ____ day of __________, 20___.

CONSUMER PORTFOLIO SERVICES, INC.

By: _________________
Title: ________________

Date:

B-2

SCHEDULE I

TO

BORROWING REQUEST

Funding Date: __________

Wire to Page Eight Funding LLC:

[***]

Wire to Account Bank (Reserve Account):

[***]

Summary:

	To Page Eight	To Account Bank	Total
Class A Loan Amount:	$	$	$
Class B Loan Amount:	$	$	$
Total Amount Wired:	$	$	$

Schedule II

to

Borrowing Request

[Schedule of Receivables]

3

EXHIBIT C

to

Credit Agreement

FORM OF ADVANCE RATE CALCULATOR

[On file with Administrative Agent

4

EXHIBIT D

to

Credit Agreement

TIMING CURVE (for Projected CNL Matrix)

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SCHEDULE I

LENDERS’ COMMITMENTS
AND CALCULATION OF MAXIMUM LOAN BALANCES

Class A Loans

The “Class A Maximum Loan Balance” shall equal 200,000,000.

Lender Group:

1.     Committed Lenders

Citibank, N.A.

Class A Lender Percentage: [***]

Class A Commitment Percentage: [***]

Funding Agent: Citibank, N.A.

Wiring Instructions for Payments to Funding Agent:

[***]

2.       Conduit Lenders

CAFCO, LLC

CHARTA, LLC

CIESCO, LLC

CRC Funding, LLC

Class B Loans

The “Class B Maximum Loan Balance” shall equal 25,000,000.

The Commitments of each Class B Lender are as follows:

Lender	Applicable Percentage	Commitment Amount
ABF Auto Holdings 2024-1, LLC	[***]	[***]
Oaktree Diversified Income Fund, Inc.	[***]	[***]
Total:	[***]	[***]

Class B Funding Agent: ABF Auto Holdings 2024-1, LLC

Wiring Instructions for Payments to Class B Lenders:

ABF Auto Holdings 2024-1, LLC

[***]

Oaktree Diversified Income Fund, Inc.

[***]

SCHEDULE II

LITIGATION THRESHOLDS

With respect to any litigation, [***].